Separate Account VL-R

American General Life Insurance Company

2022

Annual Report

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of American General Life Insurance Company Separate Account VL-R.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of American General Life Insurance Company Separate Account VL-R indicated in the table below as of December 31, 2022, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of American General Life Insurance Company Separate Account VL-R as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the two years in the period ended December 31, 2022 or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class A (7)
AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A (2)
AB VPS Sustainable International Thematic Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
AB VPS Small Cap Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2
Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I
American Century VP Disciplined Core Value Fund Class 1	American Century VP International Fund Class I (6)
American Century VP Value Fund Class I	American Funds IS American High-Income Trust Class 2
American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Growth Fund Class 2
American Funds IS Growth Fund Class 2	American Funds IS Growth-Income Fund Class 2
American Funds IS International Fund Class 2	AST SA PGI Asset Allocation Portfolio Class 1 (3)(7)
BlackRock Advantage SMID Cap V.I. Fund Class I (6)	BlackRock Basic Value V.I. Fund Class I (6)
BlackRock Capital Appreciation V.I. Fund Class I (6)	BlackRock II U.S. Government Bond V.I. Fund Class I (6)
BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares
Vanguard VIF Total Bond Market Index Portfolio (6)	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares
Vanguard VIF Real Estate Index Portfolio	EQ Premier VIP EQ/Core Plus Bond Portfolio Class A
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A
EQ/Common Stock Index Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A
EQ/Money Market Portfolio Class 1A	Fidelity VIP Asset Manager Growth Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2
Fidelity VIP Balanced Portfolio Initial Class (6)	Fidelity VIP Contrafund Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Freedom 2020 Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Freedom 2030 Portfolio Service Class 2
Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Mutual Shares VIP Fund Class 2
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2 (6)
FTVIP Templeton Foreign VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2 (6)
Goldman Sachs VIT International Equity Insights Fund Institutional Shares (6)	Goldman Sachs VIT Strategic Growth Fund Institutional Shares
Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares (6)	Invesco V.I. American Franchise Fund Series I
Invesco V.I. American Value Fund Series I (6)	Invesco V.I. Conservative Balanced Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Global Fund Series I
Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Invesco V.I. High Yield Fund Series I	Invesco V.I. EQV International Equity Fund Series 1
Invesco V.I. Main Street Fund Series I	Janus Henderson Enterprise Portfolio Service Shares
Janus Henderson Forty Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Overseas Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class
MFS VIT II Core Equity Portfolio Initial Class	MFS VIT Investors Trust Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (6)	Morgan Stanley VIF Discovery Portfolio Class I (6)
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (6)	Morgan Stanley VIF Growth Portfolio Class I
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Short Duration Bond Portfolio Class I
Neuberger Berman AMT Sustainable Equity Portfolio Class I	PIMCO CommodityRealReturn Strategy Portfolio Administrative Class
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO High Yield Portfolio Administrative Class (6)
PIMCO Long-Term U.S. Government Portfolio Administrative Class (6)	PIMCO Real Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
Pioneer Fund VCT Portfolio Class I	Pioneer Mid Cap Value VCT Portfolio Class I
Pioneer Select Mid Cap Growth VCT Portfolio Class I	Putnam VT Diversified Income Fund Class IB
Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Value Fund Class IB
Putnam VT Large Cap Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB
Putnam VT Sustainable Leaders Fund Class IB	SAST SA AB Growth Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 1 (3) (8)	SAST SA DFA Ultra Short Bond Portfolio Class 1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Invesco Growth Opportunities Portfolio Class 1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1 (7)	SAST SA JPMorgan Emerging Markets Portfolio Class 1
SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1 (5)
SAST SA MFS Blue Chip Growth Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA MFS Total Return Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Wellington Capital Appreciation Portfolio Class 1 (8)	SAST SA Wellington Capital Appreciation Portfolio Class 3 (8)
SAST SA Wellington Government and Quality Bond Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3
SAST SA WellsCap Aggressive Growth Portfolio Class 1 (3)(5)	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
VALIC Company I Core Bond Fund (1)	VALIC Company I Dynamic Allocation Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Government Money Market I Fund (4)
VALIC Company I International Equities Index Fund	VALIC Company I International Value Fund
VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund
VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund
VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
VALIC Company I U.S. Socially Responsible Fund	VALIC Company II Strategic Bond Fund (1)(3)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Stock Market Index Portfolio (6)

(1)	The VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.
(2)	For the period January 1, 2021, to December 31, 2021, and January 1, 2022, to March 3, 2022 (cessation of operations)
(3)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(4)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to July 22, 2022 (cessation of operations)
(5)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.
(6)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

(7)	The AST SA PGI Asset Allocation Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Diversified Balanced Portfolio.
(8)	The SAST SA Columbia Technology Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of American General Life Insurance Company Separate Account VL-R based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of American General Life Insurance Company Separate Account VL-R in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2023

We have served as the auditor of one or more of the sub-accounts of AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
AB VPS Balanced Hedged Allocation Portfolio Class A	$177,672	$—	$177,672
AB VPS Growth and Income Portfolio Class A	1,770,325	—	1,770,325
AB VPS Large Cap Growth Portfolio Class A	29,364,827	—	29,364,827
AB VPS Small Cap Growth Portfolio Class A	530,335	—	530,335
AB VPS Sustainable Global Thematic Growth Portfolio Class A	1,322,741	—	1,322,741
Alger Capital Appreciation Portfolio Class I-2	9,330,065	—	9,330,065
Alger Mid Cap Growth Portfolio Class I-2	3,038,541	—	3,038,541
American Century VP Capital Appreciation Fund Class I	293,931	—	293,931
American Century VP Disciplined Core Value Fund Class 1	157,626	—	157,626
American Century VP Value Fund Class I	16,532,284	—	16,532,284
American Funds IS American High-Income Trust Class 2	1,279,218	—	1,279,218
American Funds IS Asset Allocation Fund Class 2	8,990,545	—	8,990,545
American Funds IS Global Growth Fund Class 2	2,790,886	—	2,790,886
American Funds IS Growth Fund Class 2	6,532,713	—	6,532,713
American Funds IS Growth-Income Fund Class 2	6,837,886	—	6,837,886
American Funds IS International Fund Class 2	1,899,628	—	1,899,628
BNY Mellon IP MidCap Stock Portfolio Initial Shares	3,930,665	—	3,930,665
BNY Mellon Stock Index Fund, Inc. Initial Shares	5,507,377	—	5,507,377
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	7,183,711	—	7,183,711
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	480,482	—	480,482
EQ/Common Stock Index Portfolio Class 1A	1,921,262	—	1,921,262
EQ/International Equity Index Portfolio Class 1A	134,854	—	134,854
EQ/Money Market Portfolio Class 1A	12,248	—	12,248
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	14,517	—	14,517
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	376,272	—	376,272
Fidelity VIP Asset Manager Growth Portfolio Initial Class	5,817,740	—	5,817,740
Fidelity VIP Asset Manager Portfolio Initial Class	10,845,351	—	10,845,351
Fidelity VIP Asset Manager Portfolio Service Class 2	3,687,751	—	3,687,751
Fidelity VIP Contrafund Portfolio Initial Class	42,108,257	—	42,108,257
Fidelity VIP Contrafund Portfolio Service Class 2	35,458,051	—	35,458,051
Fidelity VIP Equity-Income Portfolio Initial Class	32,226,860	—	32,226,860
Fidelity VIP Equity-Income Portfolio Service Class 2	19,124,245	—	19,124,245
Fidelity VIP Freedom 2020 Portfolio Service Class 2	233,558	—	233,558
Fidelity VIP Freedom 2025 Portfolio Service Class 2	741,849	—	741,849
Fidelity VIP Freedom 2030 Portfolio Service Class 2	2,940,151	—	2,940,151
Fidelity VIP Government Money Market Portfolio Initial Class	13,695,581	—	13,695,581
Fidelity VIP Government Money Market Portfolio Service Class 2	1,622,196	—	1,622,196
Fidelity VIP Growth Portfolio Initial Class	72,156,994	—	72,156,994
Fidelity VIP Growth Portfolio Service Class 2	26,453,003	—	26,453,003
Fidelity VIP High Income Portfolio Initial Class	1,735,324	—	1,735,324
Fidelity VIP Index 500 Portfolio Initial Class	40,578,068	—	40,578,068
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,372,446	—	2,372,446
Fidelity VIP Mid Cap Portfolio Service Class 2	11,519,093	—	11,519,093
Fidelity VIP Overseas Portfolio Initial Class	6,074,911	—	6,074,911
FTVIP Franklin Mutual Shares VIP Fund Class 2	6,188,185	—	6,188,185
FTVIP Franklin Small Cap Value VIP Fund Class 2	7,861,992	—	7,861,992
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	19,326	—	19,326
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	2,657,889	—	2,657,889
FTVIP Templeton Foreign VIP Fund Class 2	3,324,304	—	3,324,304
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	3,754,625	—	3,754,625
Invesco V.I. American Franchise Fund Series I	584,673	—	584,673
Invesco V.I. Conservative Balanced Fund Series I	1,434,026	—	1,434,026
Invesco V.I. Core Equity Fund Series I	7,913,272	—	7,913,272

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
Invesco V.I. EQV International Equity Fund Series 1	$7,390,954	$—	$7,390,954
Invesco V.I. Global Fund Series I	7,794,534	—	7,794,534
Invesco V.I. Global Real Estate Fund Series I	636,895	—	636,895
Invesco V.I. Global Strategic Income Fund Series I	326	—	326
Invesco V.I. Government Securities Fund Series I	8,242	—	8,242
Invesco V.I. Growth and Income Fund Series I	10,827,720	—	10,827,720
Invesco V.I. High Yield Fund Series I	916,604	—	916,604
Invesco V.I. Main Street Fund Series I	713,635	—	713,635
Janus Henderson Enterprise Portfolio Service Shares	7,417,232	—	7,417,232
Janus Henderson Forty Portfolio Service Shares	1,386,984	—	1,386,984
Janus Henderson Global Research Portfolio Service Shares	3,264,433	—	3,264,433
Janus Henderson Overseas Portfolio Service Shares	7,031,736	—	7,031,736
JPMorgan Insurance Trust Core Bond Portfolio Class 1	3,419,989	—	3,419,989
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	442,065	—	442,065
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	3,344,635	—	3,344,635
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	399,416	—	399,416
MFS VIT Growth Series Initial Class	27,113,408	—	27,113,408
MFS VIT Investors Trust Series Initial Class	3,154,524	—	3,154,524
MFS VIT New Discovery Series Initial Class	6,934,898	—	6,934,898
MFS VIT Research Series Initial Class	9,136,996	—	9,136,996
MFS VIT Total Return Series Initial Class	4,487,081	—	4,487,081
MFS VIT Utilities Series Initial Class	7,974,565	—	7,974,565
MFS VIT II Core Equity Portfolio Initial Class	12,552,003	—	12,552,003
Morgan Stanley VIF Growth Portfolio Class I	3,363,578	—	3,363,578
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	6,646,906	—	6,646,906
Neuberger Berman AMT Short Duration Bond Portfolio Class I	43,407	—	43,407
Neuberger Berman AMT Sustainable Equity Portfolio Class I	444,659	—	444,659
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	1,052,821	—	1,052,821
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	487,098	—	487,098
PIMCO Real Return Portfolio Administrative Class	6,961,976	—	6,961,976
PIMCO Short-Term Portfolio Administrative Class	5,184,483	—	5,184,483
PIMCO Total Return Portfolio Administrative Class	12,871,503	—	12,871,503
Pioneer Fund VCT Portfolio Class I	1,638,726	—	1,638,726
Pioneer Mid Cap Value VCT Portfolio Class I	965,818	—	965,818
Pioneer Select Mid Cap Growth VCT Portfolio Class I	2,838,193	—	2,838,193
Putnam VT Diversified Income Fund Class IB	4,301,269	—	4,301,269
Putnam VT Growth Opportunities Fund Class IB	91,507	—	91,507
Putnam VT International Value Fund Class IB	3,442,017	—	3,442,017
Putnam VT Large Cap Value Fund Class IB	15,715,274	—	15,715,274
Putnam VT Small Cap Value Fund Class IB	191,387	—	191,387
Putnam VT Sustainable Leaders Fund Class IB	87,697	—	87,697
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	155,427	—	155,427
SAST SA AB Growth Portfolio Class 1	7,176,189	—	7,176,189
SAST SA DFA Ultra Short Bond Portfolio Class 1	1,271,272	—	1,271,272
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	210,262	—	210,262
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	265,871	—	265,871
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	2,637,387	—	2,637,387
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	489,709	—	489,709
SAST SA Goldman Sachs Global Bond Portfolio Class 1	148,801	—	148,801
SAST SA Invesco Growth Opportunities Portfolio Class 1	119,737	—	119,737
SAST SA Invesco Main Street Large Cap Portfolio Class 1	368,610	—	368,610
SAST SA Janus Focused Growth Portfolio Class 1	783,948	—	783,948
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	4,681,073	—	4,681,073

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets
SAST SA JPMorgan Emerging Markets Portfolio Class 1	$295,002	$—	$295,002
SAST SA JPMorgan Equity-Income Portfolio Class 1	3,211,424	—	3,211,424
SAST SA JPMorgan Global Equities Portfolio Class 1	312,939	—	312,939
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	69,406	—	69,406
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	7,241,284	—	7,241,284
SAST SA MFS Blue Chip Growth Portfolio Class 1	60,237	—	60,237
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	565,823	—	565,823
SAST SA MFS Total Return Portfolio Class 1	783,827	—	783,827
SAST SA Morgan Stanley International Equities Portfolio Class 1	338,669	—	338,669
SAST SA PineBridge High-Yield Bond Portfolio Class 1	272,846	—	272,846
SAST SA Putnam International Growth and Income Portfolio Class 1	455,336	—	455,336
SAST SA Wellington Capital Appreciation Portfolio Class 1	4,188,294	—	4,188,294
SAST SA Wellington Capital Appreciation Portfolio Class 3	797,298	—	797,298
SAST SA Wellington Government and Quality Bond Portfolio Class 1	254,990	—	254,990
SAST SA Wellington Government and Quality Bond Portfolio Class 3	585,682	—	585,682
VALIC Company I Core Bond Fund	401,854	11,403	413,257
VALIC Company I Dynamic Allocation Fund	7,412,559	—	7,412,559
VALIC Company I Emerging Economies Fund	478,702	—	478,702
VALIC Company I International Equities Index Fund	4,179,505	—	4,179,505
VALIC Company I International Value Fund	192,143	—	192,143
VALIC Company I Mid Cap Index Fund	15,504,083	—	15,504,083
VALIC Company I Mid Cap Value Fund	213,136	—	213,136
VALIC Company I Nasdaq-100 Index Fund	8,510,120	—	8,510,120
VALIC Company I Science & Technology Fund	4,575,303	—	4,575,303
VALIC Company I Small Cap Index Fund	8,625,061	—	8,625,061
VALIC Company I Stock Index Fund	23,208,971	—	23,208,971
VALIC Company I U.S. Socially Responsible Fund	170,170	—	170,170
VanEck VIP Emerging Markets Fund Initial Class	131,322	—	131,322
VanEck VIP Global Resources Fund Initial Class	285,719	—	285,719
Vanguard VIF High Yield Bond Portfolio	5,505,556	—	5,505,556
Vanguard VIF Real Estate Index Portfolio	11,891,488	—	11,891,488

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
AB VPS Balanced Hedged Allocation Portfolio Class A	21,458	$8.28	$177,672	$225,159	1
AB VPS Growth and Income Portfolio Class A	61,046	29.00	1,770,325	1,756,661	1
AB VPS Large Cap Growth Portfolio Class A	498,554	58.90	29,364,827	32,714,393	1
AB VPS Small Cap Growth Portfolio Class A	58,279	9.10	530,335	886,748	1
AB VPS Sustainable Global Thematic Growth Portfolio Class A	43,483	30.42	1,322,741	1,231,923	1
Alger Capital Appreciation Portfolio Class I-2	170,724	54.65	9,330,065	14,272,380	1
Alger Mid Cap Growth Portfolio Class I-2	222,116	13.68	3,038,541	5,204,371	1
American Century VP Capital Appreciation Fund Class I	24,909	11.80	293,931	359,288	1
American Century VP Disciplined Core Value Fund Class 1	21,984	7.17	157,626	201,419	1
American Century VP Value Fund Class I	1,327,894	12.45	16,532,284	15,011,014	1
American Funds IS American High-Income Trust Class 2	153,383	8.34	1,279,218	1,457,792	1
American Funds IS Asset Allocation Fund Class 2	410,340	21.91	8,990,545	10,121,702	1
American Funds IS Global Growth Fund Class 2	93,685	29.79	2,790,886	3,127,392	1
American Funds IS Growth Fund Class 2	86,641	75.40	6,532,713	7,970,344	1
American Funds IS Growth-Income Fund Class 2	138,251	49.46	6,837,886	6,944,733	1
American Funds IS International Fund Class 2	124,729	15.23	1,899,628	2,426,357	1
BNY Mellon IP MidCap Stock Portfolio Initial Shares	238,801	16.46	3,930,665	4,575,123	1
BNY Mellon Stock Index Fund, Inc. Initial Shares	95,267	57.81	5,507,377	4,708,902	1
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	182,374	39.39	7,183,711	8,249,286	1
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	9,706	49.50	480,482	673,970	1
EQ/Common Stock Index Portfolio Class 1A	52,991	36.26	1,921,262	1,594,768	1
EQ/International Equity Index Portfolio Class 1A	14,555	9.27	134,854	132,215	1
EQ/Money Market Portfolio Class 1A	12,239	1.00	12,248	12,246	1
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	4,233	3.43	14,517	16,588	1
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	33,917	11.09	376,272	468,676	1
Fidelity VIP Asset Manager Growth Portfolio Initial Class	310,777	18.72	5,817,740	5,526,000	1
Fidelity VIP Asset Manager Portfolio Initial Class	757,357	14.32	10,845,351	11,960,024	1
Fidelity VIP Asset Manager Portfolio Service Class 2	265,688	13.88	3,687,751	4,071,975	1
Fidelity VIP Contrafund Portfolio Initial Class	1,111,622	37.88	42,108,257	37,702,704	1
Fidelity VIP Contrafund Portfolio Service Class 2	970,390	36.54	35,458,051	38,220,576	1
Fidelity VIP Equity-Income Portfolio Initial Class	1,367,863	23.56	32,226,860	30,315,745	1
Fidelity VIP Equity-Income Portfolio Service Class 2	842,107	22.71	19,124,245	19,384,141	1
Fidelity VIP Freedom 2020 Portfolio Service Class 2	20,380	11.46	233,558	278,809	1
Fidelity VIP Freedom 2025 Portfolio Service Class 2	54,588	13.59	741,849	825,774	1
Fidelity VIP Freedom 2030 Portfolio Service Class 2	215,870	13.62	2,940,151	3,112,598	1
Fidelity VIP Government Money Market Portfolio Initial Class	13,695,581	1.00	13,695,581	13,695,581	1
Fidelity VIP Government Money Market Portfolio Service Class 2	1,622,196	1.00	1,622,196	1,622,196	1
Fidelity VIP Growth Portfolio Initial Class	1,009,048	71.51	72,156,994	74,780,907	1
Fidelity VIP Growth Portfolio Service Class 2	381,883	69.27	26,453,003	30,883,209	1
Fidelity VIP High Income Portfolio Initial Class	393,497	4.41	1,735,324	2,076,679	1
Fidelity VIP Index 500 Portfolio Initial Class	108,272	374.78	40,578,068	19,777,117	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	219,671	10.80	2,372,446	2,823,591	1
Fidelity VIP Mid Cap Portfolio Service Class 2	369,202	31.20	11,519,093	12,267,590	1
Fidelity VIP Overseas Portfolio Initial Class	279,950	21.70	6,074,911	5,456,369	1
FTVIP Franklin Mutual Shares VIP Fund Class 2	408,192	15.16	6,188,185	6,904,142	1
FTVIP Franklin Small Cap Value VIP Fund Class 2	627,453	12.53	7,861,992	8,877,766	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,839	10.51	19,326	28,833	1
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	260,833	10.19	2,657,889	2,895,541	1
FTVIP Templeton Foreign VIP Fund Class 2	273,156	12.17	3,324,304	3,601,812	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	408,111	9.20	3,754,625	5,026,206	1
Invesco V.I. American Franchise Fund Series I	13,648	42.84	584,673	792,151	1
Invesco V.I. Conservative Balanced Fund Series I	103,019	13.92	1,434,026	1,654,666	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Invesco V.I. Core Equity Fund Series I	322,333	$24.55	$7,913,272	$10,072,327	1
Invesco V.I. EQV International Equity Fund Series 1	255,389	28.94	7,390,954	9,114,834	1
Invesco V.I. Global Fund Series I	250,628	31.10	7,794,534	10,107,878	1
Invesco V.I. Global Real Estate Fund Series I	48,842	13.04	636,895	731,386	1
Invesco V.I. Global Strategic Income Fund Series I	83	3.94	326	330	1
Invesco V.I. Government Securities Fund Series I	818	10.08	8,242	9,474	1
Invesco V.I. Growth and Income Fund Series I	547,407	19.78	10,827,720	10,728,013	1
Invesco V.I. High Yield Fund Series I	203,690	4.50	916,604	1,055,279	1
Invesco V.I. Main Street Fund Series I	44,270	16.12	713,635	999,732	1
Janus Henderson Enterprise Portfolio Service Shares	118,146	62.78	7,417,232	8,840,591	1
Janus Henderson Forty Portfolio Service Shares	45,535	30.46	1,386,984	1,805,066	1
Janus Henderson Global Research Portfolio Service Shares	67,433	48.41	3,264,433	3,682,804	1
Janus Henderson Overseas Portfolio Service Shares	191,288	36.76	7,031,736	6,277,040	1
JPMorgan Insurance Trust Core Bond Portfolio Class 1	353,670	9.67	3,419,989	3,998,926	1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	42,384	10.43	442,065	450,760	1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	186,227	17.96	3,344,635	4,022,691	1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	12,644	31.59	399,416	377,580	1
MFS VIT Growth Series Initial Class	564,627	48.02	27,113,408	31,180,484	1
MFS VIT Investors Trust Series Initial Class	97,754	32.27	3,154,524	2,870,452	1
MFS VIT New Discovery Series Initial Class	613,165	11.31	6,934,898	11,087,259	1
MFS VIT Research Series Initial Class	329,380	27.74	9,136,996	9,698,045	1
MFS VIT Total Return Series Initial Class	199,514	22.49	4,487,081	4,676,600	1
MFS VIT Utilities Series Initial Class	219,564	36.32	7,974,565	6,739,279	1
MFS VIT II Core Equity Portfolio Initial Class	528,951	23.73	12,552,003	13,359,099	1
Morgan Stanley VIF Growth Portfolio Class I	374,563	8.98	3,363,578	9,130,732	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	294,894	22.54	6,646,906	8,970,411	1
Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,550	9.54	43,407	47,593	1
Neuberger Berman AMT Sustainable Equity Portfolio Class I	16,592	26.80	444,659	437,449	1
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	152,804	6.89	1,052,821	1,130,426	1
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	51,545	9.45	487,098	578,059	1
PIMCO Real Return Portfolio Administrative Class	605,389	11.50	6,961,976	7,793,672	1
PIMCO Short-Term Portfolio Administrative Class	513,315	10.10	5,184,483	5,268,532	1
PIMCO Total Return Portfolio Administrative Class	1,433,352	8.98	12,871,503	15,187,929	1
Pioneer Fund VCT Portfolio Class I	125,573	13.05	1,638,726	1,894,108	1
Pioneer Mid Cap Value VCT Portfolio Class I	84,204	11.47	965,818	1,192,532	1
Pioneer Select Mid Cap Growth VCT Portfolio Class I	153,085	18.54	2,838,193	4,024,786	1
Putnam VT Diversified Income Fund Class IB	911,286	4.72	4,301,269	5,443,181	1
Putnam VT Growth Opportunities Fund Class IB	9,663	9.47	91,507	124,491	1
Putnam VT International Value Fund Class IB	342,149	10.06	3,442,017	3,420,340	1
Putnam VT Large Cap Value Fund Class IB	580,542	27.07	15,715,274	14,665,229	1
Putnam VT Small Cap Value Fund Class IB	18,055	10.60	191,387	210,122	1
Putnam VT Sustainable Leaders Fund Class IB	2,685	32.66	87,697	106,955	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,185	15.26	155,427	175,039	1
SAST SA AB Growth Portfolio Class 1	164,177	43.71	7,176,189	7,801,448	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	123,785	10.27	1,271,272	1,318,715	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	18,908	11.12	210,262	247,403	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	22,999	11.56	265,871	340,683	1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	136,794	19.28	2,637,387	2,799,535	1
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	47,452	10.32	489,709	593,650	1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	16,316	9.12	148,801	177,982	1
SAST SA Invesco Growth Opportunities Portfolio Class 1	21,692	5.52	119,737	179,029	1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	21,708	16.98	368,610	439,240	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2022

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
SAST SA Janus Focused Growth Portfolio Class 1	65,329	$12.00	$783,948	$945,419	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	298,919	15.66	4,681,073	5,643,038	1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	42,385	6.96	295,002	339,049	1
SAST SA JPMorgan Equity-Income Portfolio Class 1	92,468	34.73	3,211,424	3,067,065	1
SAST SA JPMorgan Global Equities Portfolio Class 1	19,510	16.04	312,939	374,157	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	8,819	7.87	69,406	78,278	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	526,256	13.76	7,241,284	11,226,891	1
SAST SA MFS Blue Chip Growth Portfolio Class 1	5,994	10.05	60,237	69,708	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	29,196	19.38	565,823	628,806	1
SAST SA MFS Total Return Portfolio Class 1	45,731	17.14	783,827	847,782	1
SAST SA Morgan Stanley International Equities Portfolio Class 1	40,705	8.32	338,669	392,995	1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	57,562	4.74	272,846	318,640	1
SAST SA Putnam International Growth and Income Portfolio Class 1	46,040	9.89	455,336	503,366	1
SAST SA Wellington Capital Appreciation Portfolio Class 1	182,895	22.90	4,188,294	7,234,115	1
SAST SA Wellington Capital Appreciation Portfolio Class 3	44,692	17.84	797,298	1,514,083	1
SAST SA Wellington Government and Quality Bond Portfolio Class 1	19,844	12.85	254,990	300,576	1
SAST SA Wellington Government and Quality Bond Portfolio Class 3	45,685	12.82	585,682	713,159	1
VALIC Company I Core Bond Fund	41,729	9.63	401,854	464,656	1
VALIC Company I Dynamic Allocation Fund	774,562	9.57	7,412,559	9,153,308	1
VALIC Company I Emerging Economies Fund	76,470	6.26	478,702	659,373	1
VALIC Company I International Equities Index Fund	595,371	7.02	4,179,505	4,404,869	1
VALIC Company I International Value Fund	20,247	9.49	192,143	194,131	1
VALIC Company I Mid Cap Index Fund	603,272	25.70	15,504,083	15,768,467	1
VALIC Company I Mid Cap Value Fund	10,743	19.84	213,136	210,335	1
VALIC Company I Nasdaq-100 Index Fund	489,650	17.38	8,510,120	10,140,977	1
VALIC Company I Science & Technology Fund	235,962	19.39	4,575,303	7,116,617	1
VALIC Company I Small Cap Index Fund	520,523	16.57	8,625,061	10,263,103	1
VALIC Company I Stock Index Fund	521,667	44.49	23,208,971	24,409,033	1
VALIC Company I U.S. Socially Responsible Fund	8,603	19.78	170,170	182,671	1
VanEck VIP Emerging Markets Fund Initial Class	15,094	8.70	131,322	180,531	1
VanEck VIP Global Resources Fund Initial Class	10,064	28.39	285,719	213,643	1
Vanguard VIF High Yield Bond Portfolio	792,166	6.95	5,505,556	6,061,417	1
Vanguard VIF Real Estate Index Portfolio	1,031,352	11.53	11,891,488	13,114,470	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Balanced Hedged Allocation Portfolio Class A	AB VPS Growth and Income Portfolio Class A	AB VPS Intermediate Bond Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A	AB VPS Small Cap Growth Portfolio Class A
For the Year Ended December 31, 2022
From operations:
Dividends	$6,534	$24,894	$—	$—	$—
Mortality and expense risk and administrative charges	(976)	(8,854)	(20)	(158,695)	(3,020)
Net investment income (loss)	5,558	16,040	(20)	(158,695)	(3,020)
Net realized gain (loss)	(3,665)	37,990	(1,679)	67,835	(6,882)
Capital gain distribution from mutual funds	19,367	283,335	—	3,837,779	245,816
Change in unrealized appreciation (depreciation) of investments	(64,630)	(428,257)	683	(15,685,245)	(581,428)
Increase (decrease) in net assets from operations	(43,370)	(90,892)	(1,016)	(11,938,326)	(345,514)

From contract transactions:
Payments received from contract owners	11,083	101,939	53	127,435	21,038
Payments for contract benefits or terminations	(106)	(25,596)	—	(37,589)	—
Policy loans	(112)	13,036	150	514	563
Transfers between sub-accounts (including fixed account), net	(21)	2,298	(22,379)	51,635	(1,272)
Contract maintenance charges	(14,914)	(142,840)	(611)	(214,331)	(21,574)
Increase (decrease) in net assets from contract transactions	(4,070)	(51,163)	(22,787)	(72,336)	(1,245)

Increase (decrease) in net assets	(47,440)	(142,055)	(23,803)	(12,010,662)	(346,759)
Net assets at beginning of period	225,112	1,912,380	23,803	41,375,489	877,094
Net assets at end of period	$177,672	$1,770,325	$—	$29,364,827	$530,335

Beginning units	9,297	19,151	1,519	504,202	10,824
Units issued	597	1,370	92	3,938	422
Units redeemed	(791)	(1,925)	(1,611)	(5,432)	(446)
Ending units	9,103	18,596	—	502,708	10,800

For the Year Ended December 31, 2021
From operations:
Dividends	$1,045	$14,721	$366	$—	$—
Mortality and expense risk and administrative charges	(1,074)	(8,899)	(120)	(179,770)	(4,401)
Net investment income (loss)	(29)	5,822	246	(179,770)	(4,401)
Net realized gain (loss)	(2,119)	35,124	(229)	4,159,031	11,829
Capital gain distribution from mutual funds	4,763	—	649	2,494,675	180,429
Change in unrealized appreciation (depreciation) of investments	23,589	378,326	(1,156)	2,582,806	(114,874)
Increase (decrease) in net assets from operations	26,204	419,272	(490)	9,056,742	72,983

From contract transactions:
Payments received from contract owners	13,304	69,470	2,273	100,990	16,362
Payments for contract benefits or terminations	(599)	(4,622)	—	(106,515)	—
Policy loans	(189)	7,968	605	(40,713)	(18,727)
Transfers between sub-accounts (including fixed account), net	(89)	(6,178)	(1)	169,610	1,402
Contract maintenance charges	(13,499)	(110,260)	(4,179)	(197,120)	(25,785)
Increase (decrease) in net assets from contract transactions	(1,072)	(43,622)	(1,302)	(73,748)	(26,748)

Increase (decrease) in net assets	25,132	375,650	(1,792)	8,982,994	46,235
Net assets at beginning of period	199,980	1,536,730	25,595	32,392,495	830,859
Net assets at end of period	$225,112	$1,912,380	$23,803	$41,375,489	$877,094

Beginning units	9,346	19,623	1,602	507,220	11,167
Units issued	586	916	186	110,429	248
Units redeemed	(635)	(1,388)	(269)	(113,447)	(591)
Ending units	9,297	19,151	1,519	504,202	10,824

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AB VPS Sustainable Global Thematic Growth Portfolio Class A	Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2	American Century VP Capital Appreciation Fund Class I	American Century VP Disciplined Core Value Fund Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$—	$—	$3,048
Mortality and expense risk and administrative charges	(5,841)	(39,041)	(13,643)	(315)	(175)
Net investment income (loss)	(5,841)	(39,041)	(13,643)	(315)	2,873
Net realized gain (loss)	86,283	(332,684)	(223,611)	(3,653)	(4,408)
Capital gain distribution from mutual funds	143,580	837,569	109,164	44,588	44,797
Change in unrealized appreciation (depreciation) of investments	(763,540)	(5,929,576)	(1,678,997)	(157,259)	(68,753)
Increase (decrease) in net assets from operations	(539,518)	(5,463,732)	(1,807,087)	(116,639)	(25,491)

From contract transactions:
Payments received from contract owners	90,672	450,751	154,436	8,193	7,370
Payments for contract benefits or terminations	(57,463)	(325,160)	(115,295)	—	(6,106)
Policy loans	(9,122)	111,317	(33,666)	(589)	(1,204)
Transfers between sub-accounts (including fixed account), net	(50,379)	(345,513)	(18,112)	(20)	(13,136)
Contract maintenance charges	(90,741)	(360,140)	(159,135)	(12,092)	(8,129)
Increase (decrease) in net assets from contract transactions	(117,033)	(468,745)	(171,772)	(4,508)	(21,205)

Increase (decrease) in net assets	(656,551)	(5,932,477)	(1,978,859)	(121,147)	(46,696)
Net assets at beginning of period	1,979,292	15,262,542	5,017,400	415,078	204,322
Net assets at end of period	$1,322,741	$9,330,065	$3,038,541	$293,931	$157,626

Beginning units	48,510	317,031	145,839	7,801	5,493
Units issued	3,842	61,509	14,063	261	235
Units redeemed	(7,367)	(67,290)	(20,761)	(371)	(867)
Ending units	44,985	311,250	139,141	7,691	4,861

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$—	$—	$—	$2,122
Mortality and expense risk and administrative charges	(7,295)	(50,884)	(22,212)	(410)	(197)
Net investment income (loss)	(7,295)	(50,884)	(22,212)	(410)	1,925
Net realized gain (loss)	60,417	460,070	412,153	6,378	966
Capital gain distribution from mutual funds	215,513	3,164,114	1,771,118	49,666	28,402
Change in unrealized appreciation (depreciation) of investments	100,615	(1,242,502)	(2,017,576)	(13,252)	9,107
Increase (decrease) in net assets from operations	369,250	2,330,798	143,483	42,382	40,400

From contract transactions:
Payments received from contract owners	53,806	471,499	161,756	5,507	6,598
Payments for contract benefits or terminations	(24,435)	(306,131)	(291,524)	—	(8,743)
Policy loans	(9,081)	13,611	13,894	(13,345)	90
Transfers between sub-accounts (including fixed account), net	(5,489)	747,706	(369,495)	2,876	(124)
Contract maintenance charges	(68,644)	(351,313)	(151,629)	(11,916)	(7,690)
Increase (decrease) in net assets from contract transactions	(53,843)	575,372	(636,998)	(16,878)	(9,869)

Increase (decrease) in net assets	315,407	2,906,170	(493,515)	25,504	30,531
Net assets at beginning of period	1,663,885	12,356,372	5,510,915	389,574	173,791
Net assets at end of period	$1,979,292	$15,262,542	$5,017,400	$415,078	$204,322

Beginning units	50,507	297,914	161,088	8,130	5,771
Units issued	2,419	59,895	100,338	375	194
Units redeemed	(4,416)	(40,778)	(115,587)	(704)	(472)
Ending units	48,510	317,031	145,839	7,801	5,493

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	American Funds IS American High- Income Trust Class 2	American Funds IS Asset Allocation Fund Class 2	American Funds IS Global Growth Fund Class 2	American Funds IS Growth Fund Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$345,565	$102,881	$177,542	$19,664	$23,480
Mortality and expense risk and administrative charges	(57,570)	(3,537)	(24,932)	(7,129)	(18,143)
Net investment income (loss)	287,995	99,344	152,610	12,535	5,337
Net realized gain (loss)	1,229,449	(13,670)	55,206	17,948	182,385
Capital gain distribution from mutual funds	1,325,714	—	964,518	321,680	1,027,542
Change in unrealized appreciation (depreciation) of investments	(2,785,668)	(226,535)	(2,615,891)	(1,225,521)	(3,957,382)
Increase (decrease) in net assets from operations	57,490	(140,861)	(1,443,557)	(873,358)	(2,742,118)

From contract transactions:
Payments received from contract owners	602,331	136,815	717,328	302,112	932,091
Payments for contract benefits or terminations	(348,195)	(163)	(9,635)	(6,360)	(61,342)
Policy loans	(91,630)	(5,505)	(2,738)	(4,368)	(10,637)
Transfers between sub-accounts (including fixed account), net	(604,228)	(88,335)	(174,275)	147,664	(74,591)
Contract maintenance charges	(690,839)	(111,017)	(797,724)	(249,788)	(794,673)
Increase (decrease) in net assets from contract transactions	(1,132,561)	(68,205)	(267,044)	189,260	(9,152)

Increase (decrease) in net assets	(1,075,071)	(209,066)	(1,710,601)	(684,098)	(2,751,270)
Net assets at beginning of period	17,607,355	1,488,284	10,701,146	3,474,984	9,283,983
Net assets at end of period	$16,532,284	$1,279,218	$8,990,545	$2,790,886	$6,532,713

Beginning units	584,309	111,292	644,305	158,913	322,442
Units issued	251,878	12,618	50,906	30,531	58,783
Units redeemed	(292,003)	(18,372)	(70,395)	(19,994)	(54,246)
Ending units	544,184	105,538	624,816	169,450	326,979

For the Year Ended December 31, 2021
From operations:
Dividends	$295,767	$62,046	$156,516	$11,181	$18,400
Mortality and expense risk and administrative charges	(68,505)	(3,623)	(25,376)	(8,312)	(20,483)
Net investment income (loss)	227,262	58,423	131,140	2,869	(2,083)
Net realized gain (loss)	1,233,921	787	140,254	132,523	269,474
Capital gain distribution from mutual funds	—	—	315,854	161,086	1,012,582
Change in unrealized appreciation (depreciation) of investments	2,114,366	43,569	650,279	187,513	276,616
Increase (decrease) in net assets from operations	3,575,549	102,779	1,237,527	483,991	1,556,589

From contract transactions:
Payments received from contract owners	694,649	161,463	765,458	302,774	948,717
Payments for contract benefits or terminations	(726,580)	(1,933)	(301,652)	(12,223)	(77,215)
Policy loans	(69,465)	(1,555)	(1,378)	(2,196)	(1,478)
Transfers between sub-accounts (including fixed account), net	(138,321)	179,103	2,950,650	122,397	688,990
Contract maintenance charges	(677,074)	(113,209)	(892,074)	(284,031)	(803,460)
Increase (decrease) in net assets from contract transactions	(916,791)	223,869	2,521,004	126,721	755,554

Increase (decrease) in net assets	2,658,758	326,648	3,758,531	610,712	2,312,143
Net assets at beginning of period	14,948,597	1,161,636	6,942,615	2,864,272	6,971,840
Net assets at end of period	$17,607,355	$1,488,284	$10,701,146	$3,474,984	$9,283,983

Beginning units	611,711	93,793	468,644	152,109	296,616
Units issued	151,834	31,051	255,953	41,360	75,406
Units redeemed	(179,236)	(13,552)	(80,292)	(34,556)	(49,580)
Ending units	584,309	111,292	644,305	158,913	322,442

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Funds IS Growth-Income Fund Class 2	American Funds IS International Fund Class 2	AST SA PGI Asset Allocation Portfolio Class 1	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Stock Index Fund, Inc. Initial Shares
For the Year Ended December 31, 2022
From operations:
Dividends	$91,847	$34,979	$—	$30,468	$80,247
Mortality and expense risk and administrative charges	(17,907)	(4,947)	—	(13,173)	(20,300)
Net investment income (loss)	73,940	30,032	—	17,295	59,947
Net realized gain (loss)	65,968	(23,127)	—	(172,363)	175,735
Capital gain distribution from mutual funds	694,343	270,676	—	1,027,710	516,733
Change in unrealized appreciation (depreciation) of investments	(2,200,242)	(754,026)	—	(1,573,116)	(2,057,198)
Increase (decrease) in net assets from operations	(1,365,991)	(476,445)	—	(700,474)	(1,304,783)

From contract transactions:
Payments received from contract owners	891,452	283,386	—	154,195	155,086
Payments for contract benefits or terminations	(37,037)	(18,441)	—	(211,075)	(95,354)
Policy loans	(11,153)	(716)	—	(34,386)	(14,618)
Transfers between sub-accounts (including fixed account), net	(174,090)	78,260	—	(5,206)	(18,046)
Contract maintenance charges	(694,695)	(209,421)	—	(201,825)	(279,473)
Increase (decrease) in net assets from contract transactions	(25,523)	133,068	—	(298,297)	(252,405)

Increase (decrease) in net assets	(1,391,514)	(343,377)	—	(998,771)	(1,557,188)
Net assets at beginning of period	8,229,400	2,243,005	—	4,929,436	7,064,565
Net assets at end of period	$6,837,886	$1,899,628	$—	$3,930,665	$5,507,377

Beginning units	392,333	166,122	—	155,754	104,950
Units issued	51,227	37,212	—	33,573	3,087
Units redeemed	(53,072)	(25,445)	—	(45,907)	(7,002)
Ending units	390,488	177,889	—	143,420	101,035

For the Year Ended December 31, 2021
From operations:
Dividends	$85,347	$56,314	$10,036	$29,030	$72,898
Mortality and expense risk and administrative charges	(18,799)	(5,597)	(567)	(18,190)	(21,821)
Net investment income (loss)	66,548	50,717	9,469	10,840	51,077
Net realized gain (loss)	132,102	67,606	4,837	198,691	240,350
Capital gain distribution from mutual funds	72,031	—	40,003	29,378	275,137
Change in unrealized appreciation (depreciation) of investments	1,279,010	(162,402)	(7,874)	806,989	1,001,962
Increase (decrease) in net assets from operations	1,549,691	(44,079)	46,435	1,045,898	1,568,526

From contract transactions:
Payments received from contract owners	1,023,812	311,511	11,885	152,255	142,015
Payments for contract benefits or terminations	(18,076)	(255)	(1,326)	(176,416)	(66,232)
Policy loans	(924)	—	95	(13,472)	(25,314)
Transfers between sub-accounts (including fixed account), net	84,587	62,191	(345,214)	(37,528)	(120,547)
Contract maintenance charges	(767,421)	(217,668)	(15,677)	(196,816)	(241,825)
Increase (decrease) in net assets from contract transactions	321,978	155,779	(350,237)	(271,977)	(311,903)

Increase (decrease) in net assets	1,871,669	111,700	(303,802)	773,921	1,256,623
Net assets at beginning of period	6,357,731	2,131,305	303,802	4,155,515	5,807,942
Net assets at end of period	$8,229,400	$2,243,005	$—	$4,929,436	$7,064,565

Beginning units	374,071	155,226	9,009	165,719	111,020
Units issued	85,862	45,063	339	43,083	3,301
Units redeemed	(67,600)	(34,167)	(9,348)	(53,048)	(9,371)
Ending units	392,333	166,122	—	155,754	104,950

The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	EQ/Common Stock Index Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A	EQ/Money Market Portfolio Class 1A
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$16,211	$3,347	$143
Mortality and expense risk and administrative charges	(24,703)	(4,446)	(16,374)	(1,038)	(110)
Net investment income (loss)	(24,703)	(4,446)	(163)	2,309	33
Net realized gain (loss)	(362,079)	12,579	148,729	541	2
Capital gain distribution from mutual funds	1,668,952	71,382	112,727	—	—
Change in unrealized appreciation (depreciation) of investments	(2,748,919)	(334,127)	(784,679)	(23,773)	(2)
Increase (decrease) in net assets from operations	(1,466,749)	(254,612)	(523,386)	(20,923)	33

From contract transactions:
Payments received from contract owners	311,942	20,133	56,378	11,084	1,988
Payments for contract benefits or terminations	(215,673)	(44,019)	(98,529)	(5,114)	(4,701)
Policy loans	123,833	(5,055)	(12,104)	(370)	—
Transfers between sub-accounts (including fixed account), net	(130,831)	1	(23,662)	(1)	—
Contract maintenance charges	(413,520)	(41,413)	(136,780)	(19,458)	(3,257)
Increase (decrease) in net assets from contract transactions	(324,249)	(70,353)	(214,697)	(13,859)	(5,970)

Increase (decrease) in net assets	(1,790,998)	(324,965)	(738,083)	(34,782)	(5,937)
Net assets at beginning of period	8,974,709	805,447	2,659,345	169,636	18,185
Net assets at end of period	$7,183,711	$480,482	$1,921,262	$134,854	$12,248

Beginning units	285,336	5,507	16,047	337	102
Units issued	176,215	104	144	15	10
Units redeemed	(190,099)	(733)	(1,687)	(45)	(44)
Ending units	271,452	4,878	14,504	307	68

For the Year Ended December 31, 2021
From operations:
Dividends	$10,374	$—	$17,074	$5,564	$—
Mortality and expense risk and administrative charges	(34,740)	(7,676)	(21,779)	(2,028)	(137)
Net investment income (loss)	(24,366)	(7,676)	(4,705)	3,536	(137)
Net realized gain (loss)	736,377	285,389	564,188	19,206	1
Capital gain distribution from mutual funds	—	141,972	168,757	—	29
Change in unrealized appreciation (depreciation) of investments	619,224	(244,648)	(114,808)	(374)	4
Increase (decrease) in net assets from operations	1,331,235	175,037	613,432	22,368	(103)

From contract transactions:
Payments received from contract owners	336,640	25,407	73,576	14,782	2,875
Payments for contract benefits or terminations	(494,285)	(387,489)	(739,942)	(107,740)	(14)
Policy loans	5,526	40,572	38,081	(7)	—
Transfers between sub-accounts (including fixed account), net	(111,737)	142	(4)	6	(1)
Contract maintenance charges	(409,320)	(41,896)	(135,729)	(20,905)	(3,403)
Increase (decrease) in net assets from contract transactions	(673,176)	(363,264)	(764,018)	(113,864)	(543)

Increase (decrease) in net assets	658,059	(188,227)	(150,586)	(91,496)	(646)
Net assets at beginning of period	8,316,650	993,674	2,809,931	261,132	18,831
Net assets at end of period	$8,974,709	$805,447	$2,659,345	$169,636	$18,185

Beginning units	308,719	8,125	21,024	571	105
Units issued	119,825	396	448	18	12
Units redeemed	(143,208)	(3,014)	(5,425)	(252)	(15)
Ending units	285,336	5,507	16,047	337	102

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$373	$4,997	$113,396	$239,395	$73,946
Mortality and expense risk and administrative charges	(122)	(3,184)	(47,478)	(85,625)	(13,693)
Net investment income (loss)	251	1,813	65,918	153,770	60,253
Net realized gain (loss)	(205)	(11,759)	147,620	61,818	(32,188)
Capital gain distribution from mutual funds	14	31,240	412,027	790,649	273,512
Change in unrealized appreciation (depreciation) of investments	(2,552)	(102,209)	(1,929,740)	(3,109,397)	(1,001,633)
Increase (decrease) in net assets from operations	(2,492)	(80,915)	(1,304,175)	(2,103,160)	(700,056)

From contract transactions:
Payments received from contract owners	3,155	30,917	391,614	657,114	249,525
Payments for contract benefits or terminations	—	(9,984)	(303,015)	(475,753)	(161,403)
Policy loans	(7)	(5,785)	1,349	(11,368)	5,783
Transfers between sub-accounts (including fixed account), net	—	(33)	(3,362)	(18,544)	36,511
Contract maintenance charges	(4,878)	(77,214)	(488,541)	(956,480)	(299,291)
Increase (decrease) in net assets from contract transactions	(1,730)	(62,099)	(401,955)	(805,031)	(168,875)

Increase (decrease) in net assets	(4,222)	(143,014)	(1,706,130)	(2,908,191)	(868,931)
Net assets at beginning of period	18,739	519,286	7,523,870	13,753,542	4,556,682
Net assets at end of period	$14,517	$376,272	$5,817,740	$10,845,351	$3,687,751

Beginning units	50	837	12,949	37,278	210,498
Units issued	9	24	175	2,398	48,395
Units redeemed	(14)	(138)	(988)	(5,317)	(58,859)
Ending units	45	723	12,136	34,359	200,034

For the Year Ended December 31, 2021
From operations:
Dividends	$254	$13,322	$103,565	$218,746	$63,023
Mortality and expense risk and administrative charges	(147)	(4,033)	(56,124)	(90,856)	(18,823)
Net investment income (loss)	107	9,289	47,441	127,890	44,200
Net realized gain (loss)	377	12,897	315,358	266,372	126,876
Capital gain distribution from mutual funds	187	30,345	105,044	74,916	25,594
Change in unrealized appreciation (depreciation) of investments	(1,147)	(12,194)	448,776	594,976	211,374
Increase (decrease) in net assets from operations	(476)	40,337	916,619	1,064,154	408,044

From contract transactions:
Payments received from contract owners	3,581	38,688	413,811	668,576	260,778
Payments for contract benefits or terminations	—	(36,066)	(520,074)	(662,979)	(257,549)
Policy loans	(149)	1,034	(13,893)	(53,369)	37,060
Transfers between sub-accounts (including fixed account), net	—	(120)	(8,139)	1,641,766	(80,840)
Contract maintenance charges	(4,600)	(76,148)	(487,281)	(945,601)	(326,177)
Increase (decrease) in net assets from contract transactions	(1,168)	(72,612)	(615,576)	648,393	(366,728)

Increase (decrease) in net assets	(1,644)	(32,275)	301,043	1,712,547	41,316
Net assets at beginning of period	20,383	551,561	7,222,827	12,040,995	4,515,366
Net assets at end of period	$18,739	$519,286	$7,523,870	$13,753,542	$4,556,682

Beginning units	53	957	14,061	37,082	229,493
Units issued	8	31	241	3,663	76,376
Units redeemed	(11)	(151)	(1,353)	(3,467)	(95,371)
Ending units	50	837	12,949	37,278	210,498

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Freedom 2020 Portfolio Service Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$237,277	$104,099	$620,494	$341,929	$5,540
Mortality and expense risk and administrative charges	(343,171)	(133,183)	(246,993)	(64,851)	(1,096)
Net investment income (loss)	(105,894)	(29,084)	373,501	277,078	4,444
Net realized gain (loss)	1,467,789	1,470,909	583,422	421,366	(15,759)
Capital gain distribution from mutual funds	2,250,255	1,952,349	1,088,415	685,135	36,912
Change in unrealized appreciation (depreciation) of investments	(19,752,543)	(16,830,290)	(4,097,480)	(2,621,949)	(93,013)
Increase (decrease) in net assets from operations	(16,140,393)	(13,436,116)	(2,052,142)	(1,238,370)	(67,416)

From contract transactions:
Payments received from contract owners	1,328,870	1,601,855	1,417,179	834,154	24,420
Payments for contract benefits or terminations	(1,637,298)	(1,023,593)	(1,303,210)	(855,077)	(87,596)
Policy loans	14,648	(1,561)	(16,987)	(60,090)	118
Transfers between sub-accounts (including fixed account), net	(196,216)	(486,950)	248,988	(945,689)	(16,665)
Contract maintenance charges	(2,083,463)	(1,776,939)	(2,059,489)	(953,596)	(26,983)
Increase (decrease) in net assets from contract transactions	(2,573,459)	(1,687,188)	(1,713,519)	(1,980,298)	(106,706)

Increase (decrease) in net assets	(18,713,852)	(15,123,304)	(3,765,661)	(3,218,668)	(174,122)
Net assets at beginning of period	60,822,109	50,581,355	35,992,521	22,342,913	407,680
Net assets at end of period	$42,108,257	$35,458,051	$32,226,860	$19,124,245	$233,558

Beginning units	381,703	1,305,230	269,140	848,811	17,963
Units issued	3,695	270,670	4,291	288,224	3,053
Units redeemed	(23,959)	(321,084)	(17,974)	(371,048)	(8,788)
Ending units	361,439	1,254,816	255,457	765,987	12,228

For the Year Ended December 31, 2021
From operations:
Dividends	$35,043	$12,061	$648,552	$348,078	$3,354
Mortality and expense risk and administrative charges	(407,844)	(171,643)	(258,229)	(76,283)	(1,506)
Net investment income (loss)	(372,801)	(159,582)	390,323	271,795	1,848
Net realized gain (loss)	2,647,579	2,659,972	999,790	566,977	8,034
Capital gain distribution from mutual funds	7,014,551	5,803,358	3,798,748	2,377,753	20,963
Change in unrealized appreciation (depreciation) of investments	4,046,028	2,535,608	2,095,405	1,011,454	2,963
Increase (decrease) in net assets from operations	13,335,357	10,839,356	7,284,266	4,227,979	33,808

From contract transactions:
Payments received from contract owners	1,535,250	1,672,007	1,568,189	859,683	26,356
Payments for contract benefits or terminations	(3,230,172)	(1,490,708)	(1,848,103)	(933,262)	(9,048)
Policy loans	(210,181)	5,566	(72,351)	15,593	96
Transfers between sub-accounts (including fixed account), net	10,789	652,695	(99,686)	1,162,436	1,477
Contract maintenance charges	(2,095,398)	(1,788,445)	(2,064,586)	(919,599)	(26,201)
Increase (decrease) in net assets from contract transactions	(3,989,712)	(948,885)	(2,516,537)	184,851	(7,320)

Increase (decrease) in net assets	9,345,645	9,890,471	4,767,729	4,412,830	26,488
Net assets at beginning of period	51,476,464	40,690,884	31,224,792	17,930,083	381,192
Net assets at end of period	$60,822,109	$50,581,355	$35,992,521	$22,342,913	$407,680

Beginning units	409,646	1,327,214	289,433	846,780	18,324
Units issued	4,113	256,699	2,858	205,976	2,584
Units redeemed	(32,056)	(278,683)	(23,151)	(203,945)	(2,945)
Ending units	381,703	1,305,230	269,140	848,811	17,963

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Freedom 2030 Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2	Fidelity VIP Growth Portfolio Initial Class
For the Year Ended December 31, 2022
From operations:
Dividends	$14,052	$53,879	$176,973	$20,586	$502,089
Mortality and expense risk and administrative charges	(2,773)	(10,346)	(32,994)	(3,963)	(588,079)
Net investment income (loss)	11,279	43,533	143,979	16,623	(85,990)
Net realized gain (loss)	(4,209)	42,547	—	—	1,216,061
Capital gain distribution from mutual funds	49,788	217,142	—	—	6,050,344
Change in unrealized appreciation (depreciation) of investments	(207,587)	(939,135)	—	—	(32,227,646)
Increase (decrease) in net assets from operations	(150,729)	(635,913)	143,979	16,623	(25,047,231)

From contract transactions:
Payments received from contract owners	36,280	93,428	939,543	69,039	2,137,798
Payments for contract benefits or terminations	(10,497)	(53,308)	(967,455)	(2,723)	(2,925,778)
Policy loans	13,445	(25,326)	(3,610)	(429)	(241,186)
Transfers between sub-accounts (including fixed account), net	28,941	(3,677)	10,796,878	960,949	(129,289)
Contract maintenance charges	(50,524)	(138,996)	(1,129,637)	(127,088)	(3,392,919)
Increase (decrease) in net assets from contract transactions	17,645	(127,879)	9,635,719	899,748	(4,551,374)

Increase (decrease) in net assets	(133,084)	(763,792)	9,779,698	916,371	(29,598,605)
Net assets at beginning of period	874,933	3,703,943	3,915,883	705,825	101,755,599
Net assets at end of period	$741,849	$2,940,151	$13,695,581	$1,622,196	$72,156,994

Beginning units	35,751	146,780	180,001	69,064	508,683
Units issued	5,342	74,313	1,390,648	224,937	4,124
Units redeemed	(4,718)	(83,602)	(419,442)	(136,662)	(30,747)
Ending units	36,375	137,491	1,151,207	157,339	482,060

For the Year Ended December 31, 2021
From operations:
Dividends	$7,174	$31,075	$355	$240	$—
Mortality and expense risk and administrative charges	(2,693)	(14,162)	(16,987)	(6,070)	(711,884)
Net investment income (loss)	4,481	16,913	(16,632)	(5,830)	(711,884)
Net realized gain (loss)	21,598	63,925	—	—	3,883,755
Capital gain distribution from mutual funds	27,165	147,659	—	—	20,151,370
Change in unrealized appreciation (depreciation) of investments	17,304	155,444	—	—	(3,602,060)
Increase (decrease) in net assets from operations	70,548	383,941	(16,632)	(5,830)	19,721,181

From contract transactions:
Payments received from contract owners	36,584	91,543	518,487	8,892,087	2,403,619
Payments for contract benefits or terminations	(21,168)	(14,496)	(997,390)	(2,032)	(4,717,453)
Policy loans	(8,475)	3,662	(14,635)	—	(345,959)
Transfers between sub-accounts (including fixed account), net	147,234	48,042	1,111,347	(9,348,733)	(2,759,432)
Contract maintenance charges	(49,724)	(117,818)	(484,472)	(211,298)	(3,400,415)
Increase (decrease) in net assets from contract transactions	104,451	10,933	133,337	(669,976)	(8,819,640)

Increase (decrease) in net assets	174,999	394,874	116,705	(675,806)	10,901,541
Net assets at beginning of period	699,934	3,309,069	3,799,178	1,381,631	90,854,058
Net assets at end of period	$874,933	$3,703,943	$3,915,883	$705,825	$101,755,599

Beginning units	31,513	146,485	171,042	134,978	553,386
Units issued	9,796	10,570	78,487	8,854,057	3,828
Units redeemed	(5,558)	(10,275)	(69,528)	(8,919,971)	(48,531)
Ending units	35,751	146,780	180,001	69,064	508,683
The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$103,937	$93,287	$644,044	$56,667	$32,452
Mortality and expense risk and administrative charges	(103,090)	(12,482)	(331,829)	(17,591)	(43,451)
Net investment income (loss)	847	80,805	312,215	39,076	(10,999)
Net realized gain (loss)	826,676	(52,323)	2,064,229	(25,715)	42,523
Capital gain distribution from mutual funds	2,270,983	—	345,558	138,967	823,702
Change in unrealized appreciation (depreciation) of investments	(12,234,471)	(278,143)	(12,494,983)	(544,776)	(3,102,334)
Increase (decrease) in net assets from operations	(9,135,965)	(249,661)	(9,772,981)	(392,448)	(2,247,108)

From contract transactions:
Payments received from contract owners	766,932	149,507	1,598,344	190,827	549,329
Payments for contract benefits or terminations	(797,843)	(83,766)	(1,696,357)	(149,407)	(325,420)
Policy loans	(3,990)	8,933	(22,404)	2,220	1,711
Transfers between sub-accounts (including fixed account), net	124,835	202	5,642	1,770	(64,183)
Contract maintenance charges	(1,022,212)	(207,044)	(2,212,924)	(269,500)	(602,267)
Increase (decrease) in net assets from contract transactions	(932,278)	(132,168)	(2,327,699)	(224,090)	(440,830)

Increase (decrease) in net assets	(10,068,243)	(381,829)	(12,100,680)	(616,538)	(2,687,938)
Net assets at beginning of period	36,521,246	2,117,153	52,678,748	2,988,984	14,207,031
Net assets at end of period	$26,453,003	$1,735,324	$40,578,068	$2,372,446	$11,519,093

Beginning units	762,029	19,745	367,292	22,024	503,167
Units issued	193,785	2,586	3,757	1,548	101,679
Units redeemed	(225,032)	(3,014)	(22,524)	(3,277)	(118,393)
Ending units	730,782	19,317	348,525	20,295	486,453

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$114,608	$604,599	$63,546	$48,882
Mortality and expense risk and administrative charges	(135,088)	(14,305)	(361,089)	(21,774)	(50,288)
Net investment income (loss)	(135,088)	100,303	243,510	41,772	(1,406)
Net realized gain (loss)	3,129,522	(18,430)	2,247,902	21,902	414,820
Capital gain distribution from mutual funds	7,170,875	—	350,441	84,835	2,214,099
Change in unrealized appreciation (depreciation) of investments	(3,348,562)	(4,638)	8,843,071	(192,996)	315,123
Increase (decrease) in net assets from operations	6,816,747	77,235	11,684,924	(44,487)	2,942,636

From contract transactions:
Payments received from contract owners	816,587	158,902	1,690,899	208,403	586,529
Payments for contract benefits or terminations	(965,593)	(51,017)	(2,037,202)	(212,288)	(504,202)
Policy loans	(38,850)	15,181	(75,437)	(36,967)	(58,078)
Transfers between sub-accounts (including fixed account), net	(398,020)	(11,449)	293,147	(13,632)	(245,063)
Contract maintenance charges	(1,058,672)	(200,180)	(2,210,301)	(277,317)	(632,787)
Increase (decrease) in net assets from contract transactions	(1,644,548)	(88,563)	(2,338,894)	(331,801)	(853,601)

Increase (decrease) in net assets	5,172,199	(11,328)	9,346,030	(376,288)	2,089,035
Net assets at beginning of period	31,349,047	2,128,481	43,332,718	3,365,272	12,117,996
Net assets at end of period	$36,521,246	$2,117,153	$52,678,748	$2,988,984	$14,207,031

Beginning units	799,737	20,131	385,566	23,607	532,984
Units issued	145,354	1,331	4,859	1,574	89,195
Units redeemed	(183,062)	(1,717)	(23,133)	(3,157)	(119,012)
Ending units	762,029	19,745	367,292	22,024	503,167

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Franklin U.S. Government Securities VIP Fund Class 2
For the Year Ended December 31, 2022
From operations:
Dividends	$68,899	$118,439	$85,445	$—	$55,560
Mortality and expense risk and administrative charges	(48,612)	(22,399)	(30,798)	(92)	(8,998)
Net investment income (loss)	20,287	96,040	54,647	(92)	46,562
Net realized gain (loss)	172,430	(198,717)	(442,202)	(7,944)	(147,717)
Capital gain distribution from mutual funds	61,853	715,268	1,612,453	7,363	—
Change in unrealized appreciation (depreciation) of investments	(2,426,477)	(1,147,176)	(2,244,356)	(12,673)	(144,882)
Increase (decrease) in net assets from operations	(2,171,907)	(534,585)	(1,019,458)	(13,346)	(246,037)

From contract transactions:
Payments received from contract owners	416,200	366,151	364,959	1,208	113,112
Payments for contract benefits or terminations	(277,955)	(175,587)	(263,696)	(4,922)	(627,318)
Policy loans	(10,251)	560	(18,511)	(275)	8,232
Transfers between sub-accounts (including fixed account), net	(45,202)	(116,169)	(215,670)	1,786	1,475,910
Contract maintenance charges	(555,034)	(382,344)	(425,284)	(5,691)	(115,527)
Increase (decrease) in net assets from contract transactions	(472,242)	(307,389)	(558,202)	(7,894)	854,409

Increase (decrease) in net assets	(2,644,149)	(841,974)	(1,577,660)	(21,240)	608,372
Net assets at beginning of period	8,719,060	7,030,159	9,439,652	40,566	2,049,517
Net assets at end of period	$6,074,911	$6,188,185	$7,861,992	$19,326	$2,657,889

Beginning units	23,873	360,868	337,903	956	155,868
Units issued	455	58,726	132,091	278	157,483
Units redeemed	(1,754)	(74,777)	(151,520)	(554)	(87,699)
Ending units	22,574	344,817	318,474	680	225,652

For the Year Ended December 31, 2021
From operations:
Dividends	$44,025	$198,518	$90,474	$—	$63,106
Mortality and expense risk and administrative charges	(62,964)	(25,419)	(36,169)	(243)	(10,695)
Net investment income (loss)	(18,939)	173,099	54,305	(243)	52,411
Net realized gain (loss)	447,297	(57,721)	7,870	9,830	(25,830)
Capital gain distribution from mutual funds	628,815	—	239,567	6,286	—
Change in unrealized appreciation (depreciation) of investments	407,296	1,023,072	1,749,802	(11,021)	(82,632)
Increase (decrease) in net assets from operations	1,464,469	1,138,450	2,051,544	4,852	(56,051)

From contract transactions:
Payments received from contract owners	445,521	396,479	405,417	—	104,066
Payments for contract benefits or terminations	(556,286)	(212,992)	(351,680)	(11,623)	(151,204)
Policy loans	(35,552)	23,268	12,593	366	(11,765)
Transfers between sub-accounts (including fixed account), net	(116,169)	(23,267)	(260,073)	(159)	(493,011)
Contract maintenance charges	(567,461)	(375,269)	(415,604)	(4,390)	(105,355)
Increase (decrease) in net assets from contract transactions	(829,947)	(191,781)	(609,347)	(15,806)	(657,269)

Increase (decrease) in net assets	634,522	946,669	1,442,197	(10,954)	(713,320)
Net assets at beginning of period	8,084,538	6,083,490	7,997,455	51,520	2,762,837
Net assets at end of period	$8,719,060	$7,030,159	$9,439,652	$40,566	$2,049,517

Beginning units	25,535	367,970	354,169	1,353	204,914
Units issued	487	79,676	116,319	512	44,040
Units redeemed	(2,149)	(86,778)	(132,585)	(909)	(93,086)
Ending units	23,873	360,868	337,903	956	155,868

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco V.I. American Franchise Fund Series I	Invesco V.I. Conservative Balanced Fund Series I	Invesco V.I. Core Equity Fund Series I
For the Year Ended December 31, 2022
From operations:
Dividends	$103,054	$—	$—	$17,974	$79,364
Mortality and expense risk and administrative charges	(12,842)	(10,030)	(2,171)	(4,844)	(21,461)
Net investment income (loss)	90,212	(10,030)	(2,171)	13,130	57,903
Net realized gain (loss)	(92,789)	(4,748)	19,999	11,789	(79,128)
Capital gain distribution from mutual funds	—	736,427	180,500	97,945	1,348,762
Change in unrealized appreciation (depreciation) of investments	(295,280)	(2,666,391)	(470,491)	(375,411)	(3,476,712)
Increase (decrease) in net assets from operations	(297,857)	(1,944,742)	(272,163)	(252,547)	(2,149,175)

From contract transactions:
Payments received from contract owners	223,043	—	34,824	74,650	421,415
Payments for contract benefits or terminations	(62,085)	(465)	(12,384)	(50,491)	(302,535)
Policy loans	8,040	(6,524)	4,466	4,543	(15,997)
Transfers between sub-accounts (including fixed account), net	(285,140)	(3)	(2,636)	311,839	(23,748)
Contract maintenance charges	(292,216)	(381,677)	(42,328)	(82,775)	(510,566)
Increase (decrease) in net assets from contract transactions	(408,358)	(388,669)	(18,058)	257,766	(431,431)

Increase (decrease) in net assets	(706,215)	(2,333,411)	(290,221)	5,219	(2,580,606)
Net assets at beginning of period	4,030,519	6,088,036	874,894	1,428,807	10,493,878
Net assets at end of period	$3,324,304	$3,754,625	$584,673	$1,434,026	$7,913,272

Beginning units	341,923	116,124	21,731	81,298	344,276
Units issued	88,798	772	1,375	33,078	58,912
Units redeemed	(124,087)	(10,549)	(1,960)	(15,175)	(78,300)
Ending units	306,634	106,347	21,146	99,201	324,888

For the Year Ended December 31, 2021
From operations:
Dividends	$73,995	$—	$—	$20,937	$65,052
Mortality and expense risk and administrative charges	(16,353)	(12,951)	(2,775)	(5,584)	(31,806)
Net investment income (loss)	57,642	(12,951)	(2,775)	15,353	33,246
Net realized gain (loss)	(2,556)	153,572	26,871	77,502	141,902
Capital gain distribution from mutual funds	—	719,218	100,778	71,583	222,808
Change in unrealized appreciation (depreciation) of investments	90,918	254,577	(32,927)	(27,365)	1,935,759
Increase (decrease) in net assets from operations	146,004	1,114,416	91,947	137,073	2,333,715

From contract transactions:
Payments received from contract owners	346,272	—	18,087	88,275	415,276
Payments for contract benefits or terminations	(106,678)	(7,122)	—	(89,701)	(308,511)
Policy loans	123,566	—	8,474	18,559	(31,175)
Transfers between sub-accounts (including fixed account), net	10,040	(56)	3,029	(72,660)	(64,586)
Contract maintenance charges	(373,439)	(322,957)	(42,267)	(81,864)	(492,661)
Increase (decrease) in net assets from contract transactions	(239)	(330,135)	(12,677)	(137,391)	(481,657)

Increase (decrease) in net assets	145,765	784,281	79,270	(318)	1,852,058
Net assets at beginning of period	3,884,754	5,303,755	795,624	1,429,125	8,641,820
Net assets at end of period	$4,030,519	$6,088,036	$874,894	$1,428,807	$10,493,878

Beginning units	340,880	123,199	22,052	89,737	364,666
Units issued	55,699	3,561	1,096	13,953	101,163
Units redeemed	(54,656)	(10,636)	(1,417)	(22,392)	(121,553)
Ending units	341,923	116,124	21,731	81,298	344,276

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. EQV International Equity Fund Series 1	Invesco V.I. Global Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I
For the Year Ended December 31, 2022
From operations:
Dividends	$127,767	$—	$20,468	$—	$178
Mortality and expense risk and administrative charges	(24,507)	(29,896)	(1,251)	(1)	(43)
Net investment income (loss)	103,260	(29,896)	19,217	(1)	135
Net realized gain (loss)	(70,667)	(27,280)	(5,564)	(70)	(101)
Capital gain distribution from mutual funds	814,994	1,488,935	—	—	—
Change in unrealized appreciation (depreciation) of investments	(2,543,649)	(5,074,585)	(217,200)	20	(1,054)
Increase (decrease) in net assets from operations	(1,696,062)	(3,642,826)	(203,547)	(51)	(1,020)

From contract transactions:
Payments received from contract owners	490,866	438,037	59,490	—	483
Payments for contract benefits or terminations	(220,965)	(188,985)	(6,650)	—	—
Policy loans	(1,871)	(20,967)	(3,408)	—	(49)
Transfers between sub-accounts (including fixed account), net	69,801	266,135	11,324	(1)	118
Contract maintenance charges	(471,344)	(385,818)	(32,521)	(54)	(852)
Increase (decrease) in net assets from contract transactions	(133,513)	108,402	28,235	(55)	(300)

Increase (decrease) in net assets	(1,829,575)	(3,534,424)	(175,312)	(106)	(1,320)
Net assets at beginning of period	9,220,529	11,328,958	812,207	432	9,562
Net assets at end of period	$7,390,954	$7,794,534	$636,895	$326	$8,242

Beginning units	485,451	347,509	48,116	37	791
Units issued	140,454	71,953	6,713	35	47
Units redeemed	(146,239)	(62,571)	(4,037)	(41)	(75)
Ending units	479,666	356,891	50,792	31	763

For the Year Ended December 31, 2021
From operations:
Dividends	$117,069	$—	$20,275	$21	$236
Mortality and expense risk and administrative charges	(33,033)	(41,289)	(1,305)	(3)	(50)
Net investment income (loss)	84,036	(41,289)	18,970	18	186
Net realized gain (loss)	286,955	389,621	(1,588)	—	20
Capital gain distribution from mutual funds	618,259	567,102	—	—	—
Change in unrealized appreciation (depreciation) of investments	(500,375)	494,413	145,566	(36)	(482)
Increase (decrease) in net assets from operations	488,875	1,409,847	162,948	(18)	(276)

From contract transactions:
Payments received from contract owners	515,649	400,122	68,433	—	—
Payments for contract benefits or terminations	(259,986)	(339,389)	(2,787)	—	—
Policy loans	14,077	24,120	(253)	—	(46)
Transfers between sub-accounts (including fixed account), net	11,079	103,516	(5,646)	1	479
Contract maintenance charges	(459,224)	(373,113)	(34,691)	(30)	(734)
Increase (decrease) in net assets from contract transactions	(178,405)	(184,744)	25,056	(29)	(301)

Increase (decrease) in net assets	310,470	1,225,103	188,004	(47)	(577)
Net assets at beginning of period	8,910,059	10,103,855	624,203	479	10,139
Net assets at end of period	$9,220,529	$11,328,958	$812,207	$432	$9,562

Beginning units	490,361	353,724	45,942	39	816
Units issued	71,261	111,715	5,707	—	55
Units redeemed	(76,171)	(117,930)	(3,533)	(2)	(80)
Ending units	485,451	347,509	48,116	37	791

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Growth and Income Fund Series I	Invesco V.I. High Yield Fund Series I	Invesco V.I. Main Street Fund Series I	Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Forty Portfolio Service Shares
For the Year Ended December 31, 2022
From operations:
Dividends	$183,582	$44,195	$11,489	$6,471	$802
Mortality and expense risk and administrative charges	(38,883)	(3,855)	(772)	(23,436)	(3,357)
Net investment income (loss)	144,699	40,340	10,717	(16,965)	(2,555)
Net realized gain (loss)	266,309	(18,994)	4,911	34,073	(16,989)
Capital gain distribution from mutual funds	1,044,629	—	296,128	1,416,867	263,879
Change in unrealized appreciation (depreciation) of investments	(2,161,783)	(123,247)	(498,198)	(2,993,185)	(954,363)
Increase (decrease) in net assets from operations	(706,146)	(101,901)	(186,442)	(1,559,210)	(710,028)

From contract transactions:
Payments received from contract owners	511,796	39,747	20,463	272,793	95,073
Payments for contract benefits or terminations	(366,631)	(38,517)	(13,959)	(301,965)	(9,776)
Policy loans	(95,184)	(2,005)	702	(47,444)	(235)
Transfers between sub-accounts (including fixed account), net	(303,208)	96,885	(1,851)	(432,846)	23,260
Contract maintenance charges	(629,855)	(51,455)	(27,980)	(299,041)	(100,266)
Increase (decrease) in net assets from contract transactions	(883,082)	44,655	(22,625)	(808,503)	8,056

Increase (decrease) in net assets	(1,589,228)	(57,246)	(209,067)	(2,367,713)	(701,972)
Net assets at beginning of period	12,416,948	973,850	922,702	9,784,945	2,088,956
Net assets at end of period	$10,827,720	$916,604	$713,635	$7,417,232	$1,386,984

Beginning units	459,197	61,065	22,515	243,118	53,879
Units issued	105,786	12,589	666	36,476	5,650
Units redeemed	(138,788)	(9,905)	(1,356)	(61,023)	(5,357)
Ending units	426,195	63,749	21,825	218,571	54,172

For the Year Ended December 31, 2021
From operations:
Dividends	$193,644	$45,651	$5,989	$21,468	$—
Mortality and expense risk and administrative charges	(44,175)	(4,225)	(838)	(32,910)	(4,149)
Net investment income (loss)	149,469	41,426	5,151	(11,442)	(4,149)
Net realized gain (loss)	149,884	(3,957)	8,745	1,234,962	27,399
Capital gain distribution from mutual funds	—	—	48,820	809,801	247,471
Change in unrealized appreciation (depreciation) of investments	2,556,326	(495)	137,475	(692,785)	117,146
Increase (decrease) in net assets from operations	2,855,679	36,974	200,191	1,340,536	387,867

From contract transactions:
Payments received from contract owners	544,023	36,250	19,895	279,687	98,259
Payments for contract benefits or terminations	(327,993)	(83,069)	(4,047)	(397,448)	(11,311)
Policy loans	48,526	(295)	(802)	(11,114)	(18)
Transfers between sub-accounts (including fixed account), net	(352,527)	24,248	(82)	345,305	16,933
Contract maintenance charges	(606,206)	(45,507)	(25,454)	(290,431)	(100,997)
Increase (decrease) in net assets from contract transactions	(694,177)	(68,373)	(10,490)	(74,001)	2,866

Increase (decrease) in net assets	2,161,502	(31,399)	189,701	1,266,535	390,733
Net assets at beginning of period	10,255,446	1,005,249	733,001	8,518,410	1,698,223
Net assets at end of period	$12,416,948	$973,850	$922,702	$9,784,945	$2,088,956

Beginning units	487,210	65,841	22,794	231,136	53,497
Units issued	126,731	12,140	560	94,833	5,264
Units redeemed	(154,744)	(16,916)	(839)	(82,851)	(4,882)
Ending units	459,197	61,065	22,515	243,118	53,879

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$31,197	$118,872	$72,263	$4,414	$16,239
Mortality and expense risk and administrative charges	(10,297)	(22,006)	(8,948)	(1,690)	(13,007)
Net investment income (loss)	20,900	96,866	63,315	2,724	3,232
Net realized gain (loss)	229,922	260,816	(15,209)	(3,639)	1,259
Capital gain distribution from mutual funds	399,471	—	18,892	66,344	754,302
Change in unrealized appreciation (depreciation) of investments	(1,482,895)	(1,078,128)	(580,980)	(108,392)	(1,598,307)
Increase (decrease) in net assets from operations	(832,602)	(720,446)	(513,982)	(42,963)	(839,514)

From contract transactions:
Payments received from contract owners	138,113	335,210	414,433	—	128,190
Payments for contract benefits or terminations	(68,221)	(281,215)	(32,166)	(37,085)	(83,484)
Policy loans	(11,490)	(35,535)	(2,309)	(479)	(8,392)
Transfers between sub-accounts (including fixed account), net	(1,588)	868,716	(119,725)	(194)	(87,242)
Contract maintenance charges	(162,933)	(423,517)	(382,783)	(15,656)	(158,095)
Increase (decrease) in net assets from contract transactions	(106,119)	463,659	(122,550)	(53,414)	(209,023)

Increase (decrease) in net assets	(938,721)	(256,787)	(636,532)	(96,377)	(1,048,537)
Net assets at beginning of period	4,203,154	7,288,523	4,056,521	538,442	4,393,172
Net assets at end of period	$3,264,433	$7,031,736	$3,419,989	$442,065	$3,344,635

Beginning units	155,609	577,271	343,790	10,155	122,057
Units issued	35,965	407,783	47,749	1,612	24,322
Units redeemed	(42,467)	(371,414)	(59,429)	(2,723)	(30,858)
Ending units	149,107	613,640	332,110	9,044	115,521

For the Year Ended December 31, 2021
From operations:
Dividends	$14,845	$75,636	$70,935	$4,606	$21,837
Mortality and expense risk and administrative charges	(15,556)	(27,406)	(9,281)	(2,127)	(16,928)
Net investment income (loss)	(711)	48,230	61,654	2,479	4,909
Net realized gain (loss)	717,409	475,695	12,806	23,986	144,390
Capital gain distribution from mutual funds	196,572	—	51,689	25,372	105,546
Change in unrealized appreciation (depreciation) of investments	(260,476)	373,585	(176,750)	77,016	525,660
Increase (decrease) in net assets from operations	652,794	897,510	(50,601)	128,853	780,505

From contract transactions:
Payments received from contract owners	151,768	470,500	469,057	—	131,002
Payments for contract benefits or terminations	(243,882)	(497,916)	(14,901)	(46,707)	(93,533)
Policy loans	4,211	(43,644)	984	(948)	6,767
Transfers between sub-accounts (including fixed account), net	(20,308)	(287,248)	794,984	(2,769)	(25,051)
Contract maintenance charges	(176,814)	(474,887)	(405,991)	(22,162)	(155,354)
Increase (decrease) in net assets from contract transactions	(285,025)	(833,195)	844,133	(72,586)	(136,169)

Increase (decrease) in net assets	367,769	64,315	793,532	56,267	644,336
Net assets at beginning of period	3,835,385	7,224,208	3,262,989	482,175	3,748,836
Net assets at end of period	$4,203,154	$7,288,523	$4,056,521	$538,442	$4,393,172

Beginning units	168,736	642,381	271,303	11,850	126,120
Units issued	44,874	166,880	114,692	2,261	40,425
Units redeemed	(58,001)	(231,990)	(42,205)	(3,956)	(44,488)
Ending units	155,609	577,271	343,790	10,155	122,057

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class	MFS VIT Research Series Initial Class
For the Year Ended December 31, 2022
From operations:
Dividends	$2,263	$—	$23,208	$—	$47,736
Mortality and expense risk and administrative charges	(427)	(168,710)	(26,179)	(24,808)	(54,388)
Net investment income (loss)	1,836	(168,710)	(2,971)	(24,808)	(6,652)
Net realized gain (loss)	19,263	942,732	182,408	(382,336)	142,712
Capital gain distribution from mutual funds	62,640	3,574,001	444,871	2,308,599	1,245,890
Change in unrealized appreciation (depreciation) of investments	(176,176)	(17,937,410)	(1,337,236)	(4,914,056)	(3,525,682)
Increase (decrease) in net assets from operations	(92,437)	(13,589,387)	(712,928)	(3,012,601)	(2,143,732)

From contract transactions:
Payments received from contract owners	9,112	1,006,279	114,283	397,331	445,575
Payments for contract benefits or terminations	(7,711)	(987,113)	(214,123)	(243,021)	(304,712)
Policy loans	(46)	(123,989)	(16,743)	(22,269)	(49,788)
Transfers between sub-accounts (including fixed account), net	7,500	(352,750)	(42,174)	146,345	46,747
Contract maintenance charges	(7,010)	(1,372,954)	(191,359)	(377,151)	(529,067)
Increase (decrease) in net assets from contract transactions	1,845	(1,830,527)	(350,116)	(98,765)	(391,245)

Increase (decrease) in net assets	(90,592)	(15,419,914)	(1,063,044)	(3,111,366)	(2,534,977)
Net assets at beginning of period	490,008	42,533,322	4,217,568	10,046,264	11,671,973
Net assets at end of period	$399,416	$27,113,408	$3,154,524	$6,934,898	$9,136,996

Beginning units	7,039	376,527	9,344	229,302	153,814
Units issued	749	133,240	207	57,305	51,695
Units redeemed	(724)	(159,622)	(1,120)	(56,509)	(59,326)
Ending units	7,064	350,145	8,431	230,098	146,183

For the Year Ended December 31, 2021
From operations:
Dividends	$3,250	$—	$24,481	$—	$58,831
Mortality and expense risk and administrative charges	(441)	(222,650)	(29,917)	(41,073)	(63,667)
Net investment income (loss)	2,809	(222,650)	(5,436)	(41,073)	(4,836)
Net realized gain (loss)	11,277	4,296,410	236,051	839,686	751,672
Capital gain distribution from mutual funds	19,371	5,368,651	123,094	1,698,744	616,311
Change in unrealized appreciation (depreciation) of investments	78,580	(1,400,560)	553,119	(2,302,221)	983,475
Increase (decrease) in net assets from operations	112,037	8,041,851	906,828	195,136	2,346,622

From contract transactions:
Payments received from contract owners	8,696	1,118,229	127,104	398,421	448,425
Payments for contract benefits or terminations	(10,480)	(3,233,118)	(282,300)	(397,294)	(764,246)
Policy loans	(942)	(143,887)	(22,756)	(9,820)	(24,588)
Transfers between sub-accounts (including fixed account), net	(155)	187,599	(9,311)	(953,961)	(79,197)
Contract maintenance charges	(6,391)	(1,481,382)	(187,432)	(407,274)	(518,668)
Increase (decrease) in net assets from contract transactions	(9,272)	(3,552,559)	(374,695)	(1,369,928)	(938,274)

Increase (decrease) in net assets	102,765	4,489,292	532,133	(1,174,792)	1,408,348
Net assets at beginning of period	387,243	38,044,030	3,685,435	11,221,056	10,263,625
Net assets at end of period	$490,008	$42,533,322	$4,217,568	$10,046,264	$11,671,973

Beginning units	7,188	412,757	10,277	254,191	162,314
Units issued	168	138,680	106	67,933	40,575
Units redeemed	(317)	(174,910)	(1,039)	(92,822)	(49,075)
Ending units	7,039	376,527	9,344	229,302	153,814

The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Growth Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I
For the Year Ended December 31, 2022
From operations:
Dividends	$81,004	$192,678	$42,925	$—	$—
Mortality and expense risk and administrative charges	(34,719)	(60,381)	(75,662)	(14,187)	(22,699)
Net investment income (loss)	46,285	132,297	(32,737)	(14,187)	(22,699)
Net realized gain (loss)	117,337	181,939	262,406	(1,254,655)	129,524
Capital gain distribution from mutual funds	405,159	305,402	1,508,627	2,302,959	1,347,233
Change in unrealized appreciation (depreciation) of investments	(1,110,551)	(617,520)	(4,640,244)	(6,183,824)	(4,209,062)
Increase (decrease) in net assets from operations	(541,770)	2,118	(2,901,948)	(5,149,707)	(2,755,004)

From contract transactions:
Payments received from contract owners	264,490	338,805	458,091	118,915	329,423
Payments for contract benefits or terminations	(241,962)	(160,080)	(625,080)	(97,914)	(227,401)
Policy loans	(21,051)	(36,879)	(67,076)	(5,981)	(15,964)
Transfers between sub-accounts (including fixed account), net	(13,169)	(72,586)	(66,995)	(192,322)	(148,027)
Contract maintenance charges	(359,605)	(474,229)	(632,302)	(147,445)	(334,784)
Increase (decrease) in net assets from contract transactions	(371,297)	(404,969)	(933,362)	(324,747)	(396,753)

Increase (decrease) in net assets	(913,067)	(402,851)	(3,835,310)	(5,474,454)	(3,151,757)
Net assets at beginning of period	5,400,148	8,377,416	16,387,313	8,838,032	9,798,663
Net assets at end of period	$4,487,081	$7,974,565	$12,552,003	$3,363,578	$6,646,906

Beginning units	22,596	12,545	436,617	100,880	261,753
Units issued	3,179	257	92,283	58,816	78,512
Units redeemed	(5,121)	(860)	(123,861)	(63,830)	(87,629)
Ending units	20,654	11,942	405,039	95,866	252,636

For the Year Ended December 31, 2021
From operations:
Dividends	$94,675	$137,736	$66,261	$—	$—
Mortality and expense risk and administrative charges	(39,188)	(60,579)	(91,934)	(33,000)	(34,076)
Net investment income (loss)	55,487	77,157	(25,673)	(33,000)	(34,076)
Net realized gain (loss)	174,386	321,382	828,142	537,621	1,106,459
Capital gain distribution from mutual funds	252,173	268,391	1,135,233	2,690,418	1,010,105
Change in unrealized appreciation (depreciation) of investments	179,788	335,700	1,434,839	(3,184,294)	(959,874)
Increase (decrease) in net assets from operations	661,834	1,002,630	3,372,541	10,745	1,122,614

From contract transactions:
Payments received from contract owners	302,854	365,949	488,601	134,907	337,293
Payments for contract benefits or terminations	(190,829)	(509,287)	(1,190,123)	(430,599)	(190,942)
Policy loans	(61,214)	(76,719)	(75,194)	(122,596)	(7,664)
Transfers between sub-accounts (including fixed account), net	(44,403)	(148,247)	(88,698)	(501,975)	(165,714)
Contract maintenance charges	(374,335)	(479,438)	(629,952)	(173,424)	(352,508)
Increase (decrease) in net assets from contract transactions	(367,927)	(847,742)	(1,495,366)	(1,093,687)	(379,535)

Increase (decrease) in net assets	293,907	154,888	1,877,175	(1,082,942)	743,079
Net assets at beginning of period	5,106,241	8,222,528	14,510,138	9,920,974	9,055,584
Net assets at end of period	$5,400,148	$8,377,416	$16,387,313	$8,838,032	$9,798,663

Beginning units	25,370	13,944	478,673	113,144	270,180
Units issued	3,451	216	106,000	34,283	90,812
Units redeemed	(6,225)	(1,615)	(148,056)	(46,547)	(99,239)
Ending units	22,596	12,545	436,617	100,880	261,753

The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Neuberger Berman AMT Short Duration Bond Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I	PIMCO CommodityRealRet urn Strategy Portfolio Administrative Class	PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO Real Return Portfolio Administrative Class
For the Year Ended December 31, 2022
From operations:
Dividends	$1,716	$2,086	$214,610	$7,395	$536,460
Mortality and expense risk and administrative charges	(45)	(1,179)	(3,455)	(1,251)	(25,421)
Net investment income (loss)	1,671	907	211,155	6,144	511,039
Net realized gain (loss)	(158)	1,930	49,007	(9,292)	(160,135)
Capital gain distribution from mutual funds	—	44,311	—	7,281	—
Change in unrealized appreciation (depreciation) of investments	(4,008)	(149,765)	(211,495)	(65,654)	(1,379,401)
Increase (decrease) in net assets from operations	(2,495)	(102,617)	48,667	(61,521)	(1,028,497)

From contract transactions:
Payments received from contract owners	707	10,214	79,997	53,582	535,574
Payments for contract benefits or terminations	—	(343)	(32,900)	(8,343)	(351,934)
Policy loans	—	(350)	(12,744)	(1,650)	(2,258)
Transfers between sub-accounts (including fixed account), net	—	29	229,502	(5,798)	59,562
Contract maintenance charges	(2,213)	(12,399)	(64,626)	(44,340)	(687,035)
Increase (decrease) in net assets from contract transactions	(1,506)	(2,849)	199,229	(6,549)	(446,091)

Increase (decrease) in net assets	(4,001)	(105,466)	247,896	(68,070)	(1,474,588)
Net assets at beginning of period	47,408	550,125	804,925	555,168	8,436,564
Net assets at end of period	$43,407	$444,659	$1,052,821	$487,098	$6,961,976

Beginning units	3,383	25,139	88,218	48,888	522,699
Units issued	53	616	38,337	8,761	218,882
Units redeemed	(166)	(994)	(25,603)	(9,172)	(249,599)
Ending units	3,270	24,761	100,952	48,477	491,982

For the Year Ended December 31, 2021
From operations:
Dividends	$1,281	$1,942	$30,907	$26,321	$401,904
Mortality and expense risk and administrative charges	(50)	(1,269)	(2,492)	(1,327)	(31,471)
Net investment income (loss)	1,231	673	28,415	24,994	370,433
Net realized gain (loss)	18	9,846	12,267	3,996	105,261
Capital gain distribution from mutual funds	—	9,933	—	8,096	—
Change in unrealized appreciation (depreciation) of investments	(935)	84,007	153,005	(61,148)	(63,761)
Increase (decrease) in net assets from operations	314	104,459	193,687	(24,062)	411,933

From contract transactions:
Payments received from contract owners	1,209	17,540	77,699	63,322	618,686
Payments for contract benefits or terminations	(2,030)	(14,242)	(6,272)	(494)	(231,918)
Policy loans	—	(26)	6,322	(1,004)	(51,170)
Transfers between sub-accounts (including fixed account), net	(10)	(3,421)	5,054	83,932	(452,544)
Contract maintenance charges	(1,761)	(11,366)	(55,443)	(72,826)	(708,264)
Increase (decrease) in net assets from contract transactions	(2,592)	(11,515)	27,360	72,930	(825,210)

Increase (decrease) in net assets	(2,278)	92,944	221,047	48,868	(413,277)
Net assets at beginning of period	49,686	457,181	583,878	506,300	8,849,841
Net assets at end of period	$47,408	$550,125	$804,925	$555,168	$8,436,564

Beginning units	3,568	25,920	88,010	42,381	569,630
Units issued	90	1,977	19,336	16,523	119,872
Units redeemed	(275)	(2,758)	(19,128)	(10,016)	(166,803)
Ending units	3,383	25,139	88,218	48,888	522,699

The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Mid Cap Value VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
For the Year Ended December 31, 2022
From operations:
Dividends	$90,558	$331,471	$11,745	$20,521	$—
Mortality and expense risk and administrative charges	(17,926)	(41,358)	(4,459)	(3,396)	(7,751)
Net investment income (loss)	72,632	290,113	7,286	17,125	(7,751)
Net realized gain (loss)	(77,996)	(437,863)	20,960	(49,146)	(202,269)
Capital gain distribution from mutual funds	9,252	—	282,730	396,828	616,466
Change in unrealized appreciation (depreciation) of investments	(53,498)	(1,936,160)	(782,733)	(438,380)	(1,718,877)
Increase (decrease) in net assets from operations	(49,610)	(2,083,910)	(471,757)	(73,573)	(1,312,431)

From contract transactions:
Payments received from contract owners	342,962	961,571	42,793	46,363	120,306
Payments for contract benefits or terminations	(1,255,765)	(383,860)	(31,682)	(32,889)	(53,826)
Policy loans	5,933	7,042	(13,354)	(27,708)	2,281
Transfers between sub-accounts (including fixed account), net	760,490	1,151,716	(942,015)	(53,036)	7,961
Contract maintenance charges	(350,963)	(1,041,910)	(71,530)	(33,983)	(157,628)
Increase (decrease) in net assets from contract transactions	(497,343)	694,559	(1,015,788)	(101,253)	(80,906)

Increase (decrease) in net assets	(546,953)	(1,389,351)	(1,487,545)	(174,826)	(1,393,337)
Net assets at beginning of period	5,731,436	14,260,854	3,126,271	1,140,644	4,231,530
Net assets at end of period	$5,184,483	$12,871,503	$1,638,726	$965,818	$2,838,193

Beginning units	482,749	904,727	76,616	42,750	87,953
Units issued	494,996	268,528	7,257	5,808	29,264
Units redeemed	(542,711)	(229,369)	(34,035)	(10,007)	(32,828)
Ending units	435,034	943,886	49,838	38,551	84,389

For the Year Ended December 31, 2021
From operations:
Dividends	$63,858	$259,002	$7,870	$9,788	$—
Mortality and expense risk and administrative charges	(21,780)	(52,060)	(6,241)	(3,760)	(14,903)
Net investment income (loss)	42,078	206,942	1,629	6,028	(14,903)
Net realized gain (loss)	5,044	(8,305)	(31,263)	12,221	314,867
Capital gain distribution from mutual funds	—	606,982	249,678	—	598,323
Change in unrealized appreciation (depreciation) of investments	(73,081)	(1,037,678)	313,733	241,631	(555,995)
Increase (decrease) in net assets from operations	(25,959)	(232,059)	533,777	259,880	342,292

From contract transactions:
Payments received from contract owners	351,929	996,105	41,804	44,452	113,927
Payments for contract benefits or terminations	(73,566)	(281,470)	(34,351)	(44,529)	(145,496)
Policy loans	1,504	(13,460)	1,154	(18)	(1,221)
Transfers between sub-accounts (including fixed account), net	388,081	196,969	873,819	5,907	(244,384)
Contract maintenance charges	(344,895)	(1,052,885)	(63,725)	(32,544)	(149,017)
Increase (decrease) in net assets from contract transactions	323,053	(154,741)	818,701	(26,732)	(426,191)

Increase (decrease) in net assets	297,094	(386,800)	1,352,478	233,148	(83,899)
Net assets at beginning of period	5,434,342	14,647,654	1,773,793	907,496	4,315,429
Net assets at end of period	$5,731,436	$14,260,854	$3,126,271	$1,140,644	$4,231,530

Beginning units	452,081	892,854	55,909	44,058	97,252
Units issued	90,102	200,766	66,097	5,044	22,225
Units redeemed	(59,434)	(188,893)	(45,390)	(6,352)	(31,524)
Ending units	482,749	904,727	76,616	42,750	87,953

The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT Diversified Income Fund Class IB	Putnam VT Growth Opportunities Fund Class IB	Putnam VT International Value Fund Class IB	Putnam VT Large Cap Value Fund Class IB	Putnam VT Small Cap Value Fund Class IB
For the Year Ended December 31, 2022
From operations:
Dividends	$294,071	$—	$75,409	$236,827	$352
Mortality and expense risk and administrative charges	(15,822)	(377)	(11,617)	(51,133)	(456)
Net investment income (loss)	278,249	(377)	63,792	185,694	(104)
Net realized gain (loss)	(232,978)	2,769	(24,411)	434,032	9,695
Capital gain distribution from mutual funds	92,864	18,162	131,510	1,372,058	28,873
Change in unrealized appreciation (depreciation) of investments	(258,555)	(61,047)	(454,113)	(2,590,214)	(68,962)
Increase (decrease) in net assets from operations	(120,420)	(40,493)	(283,222)	(598,430)	(30,498)

From contract transactions:
Payments received from contract owners	139,468	6,187	275,264	501,498	5,401
Payments for contract benefits or terminations	(239,435)	—	(151,076)	(422,816)	(167)
Policy loans	(13,396)	(42)	(8,787)	(9,876)	(1,192)
Transfers between sub-accounts (including fixed account), net	48,816	(433)	(18,195)	(67,377)	(2,132)
Contract maintenance charges	(301,757)	(5,310)	(301,309)	(791,312)	(16,880)
Increase (decrease) in net assets from contract transactions	(366,304)	402	(204,103)	(789,883)	(14,970)

Increase (decrease) in net assets	(486,724)	(40,091)	(487,325)	(1,388,313)	(45,468)
Net assets at beginning of period	4,787,993	131,598	3,929,342	17,103,587	236,855
Net assets at end of period	$4,301,269	$91,507	$3,442,017	$15,715,274	$191,387

Beginning units	255,644	13,532	319,635	634,776	7,491
Units issued	32,745	5,113	123,562	103,554	2,213
Units redeemed	(50,430)	(5,120)	(141,505)	(137,425)	(2,803)
Ending units	237,959	13,525	301,692	600,905	6,901

For the Year Ended December 31, 2021
From operations:
Dividends	$34,309	$—	$75,050	$194,392	$1,654
Mortality and expense risk and administrative charges	(20,061)	(1,420)	(14,540)	(59,923)	(743)
Net investment income (loss)	14,248	(1,420)	60,510	134,469	911
Net realized gain (loss)	(194,367)	138,761	84,289	680,314	4,710
Capital gain distribution from mutual funds	—	33,064	47,278	605,203	—
Change in unrealized appreciation (depreciation) of investments	(205,261)	(112,799)	321,316	2,333,761	65,022
Increase (decrease) in net assets from operations	(385,380)	57,606	513,393	3,753,747	70,643

From contract transactions:
Payments received from contract owners	140,438	6,187	367,423	526,778	5,475
Payments for contract benefits or terminations	(108,277)	(11,942)	(101,518)	(454,977)	(15,093)
Policy loans	3,226	(44)	2,885	(41,575)	4,330
Transfers between sub-accounts (including fixed account), net	(44,059)	(244,007)	62,495	(161,330)	(860)
Contract maintenance charges	(370,536)	(4,653)	(385,682)	(784,983)	(7,910)
Increase (decrease) in net assets from contract transactions	(379,208)	(254,459)	(54,397)	(916,087)	(14,058)

Increase (decrease) in net assets	(764,588)	(196,853)	458,996	2,837,660	56,585
Net assets at beginning of period	5,552,581	328,451	3,470,346	14,265,927	180,270
Net assets at end of period	$4,787,993	$131,598	$3,929,342	$17,103,587	$236,855

Beginning units	273,752	41,380	323,916	676,476	8,070
Units issued	26,216	4,451	145,508	135,653	2,869
Units redeemed	(44,324)	(32,299)	(149,789)	(177,353)	(3,448)
Ending units	255,644	13,532	319,635	634,776	7,491

The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT Sustainable Leaders Fund Class IB	SST SA Multi- Managed Mid Cap Value Portfolio Class 3	SAST SA AB Growth Portfolio Class 1	SAST SA Columbia Technology Portfolio Class 1	SAST SA DFA Ultra Short Bond Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$495	$836	$—	$—	$—
Mortality and expense risk and administrative charges	(300)	(412)	(16,624)	—	(1,740)
Net investment income (loss)	195	424	(16,624)	—	(1,740)
Net realized gain (loss)	5,783	2,660	301,900	—	(5,474)
Capital gain distribution from mutual funds	13,787	22,684	1,256,470	—	—
Change in unrealized appreciation (depreciation) of investments	(45,940)	(41,441)	(4,631,177)	—	(16,325)
Increase (decrease) in net assets from operations	(26,175)	(15,673)	(3,089,431)	—	(23,539)

From contract transactions:
Payments received from contract owners	3,508	20,101	270,092	—	40,789
Payments for contract benefits or terminations	—	(3,058)	(337,035)	—	(12,355)
Policy loans	—	294	(76,246)	—	(72)
Transfers between sub-accounts (including fixed account), net	1,389	(7,584)	(145,480)	—	(64,354)
Contract maintenance charges	(3,981)	(14,587)	(451,009)	—	(69,056)
Increase (decrease) in net assets from contract transactions	916	(4,834)	(739,678)	—	(105,048)

Increase (decrease) in net assets	(25,259)	(20,507)	(3,829,109)	—	(128,587)
Net assets at beginning of period	112,956	175,934	11,005,298	—	1,399,859
Net assets at end of period	$87,697	$155,427	$7,176,189	$—	$1,271,272

Beginning units	2,045	10,403	200,658	—	119,414
Units issued	705	1,311	8,203	—	3,606
Units redeemed	(702)	(1,610)	(25,227)	—	(12,740)
Ending units	2,048	10,104	183,634	—	110,280

For the Year Ended December 31, 2021
From operations:
Dividends	$143	$2,484	$—	$—	$727
Mortality and expense risk and administrative charges	(420)	(409)	(20,031)	(567)	(1,861)
Net investment income (loss)	(277)	2,075	(20,031)	(567)	(1,134)
Net realized gain (loss)	6,145	11,766	404,259	29,025	(1,085)
Capital gain distribution from mutual funds	9,559	12,519	782,949	163,524	—
Change in unrealized appreciation (depreciation) of investments	5,673	9,451	1,307,447	(84,499)	(7,019)
Increase (decrease) in net assets from operations	21,100	35,811	2,474,624	107,483	(9,238)

From contract transactions:
Payments received from contract owners	2,300	23,529	258,656	5,169	70,394
Payments for contract benefits or terminations	—	(1,440)	(270,666)	—	(4,872)
Policy loans	—	559	(93,497)	2,450	163
Transfers between sub-accounts (including fixed account), net	297	(11,805)	(100,971)	(482,306)	6
Contract maintenance charges	(3,538)	(14,539)	(390,973)	(5,879)	(98,914)
Increase (decrease) in net assets from contract transactions	(941)	(3,696)	(597,451)	(480,566)	(33,223)

Increase (decrease) in net assets	20,159	32,115	1,877,173	(373,083)	(42,461)
Net assets at beginning of period	92,797	143,819	9,128,125	373,083	1,442,320
Net assets at end of period	$112,956	$175,934	$11,005,298	$—	$1,399,859

Beginning units	2,077	10,789	213,911	26,243	122,238
Units issued	426	4,749	10,106	11,677	6,291
Units redeemed	(458)	(5,135)	(23,359)	(37,920)	(9,115)
Ending units	2,045	10,403	200,658	—	119,414

The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA Goldman Sachs Global Bond Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$8,566	$2,900	$46,064	$9,471	$—
Mortality and expense risk and administrative charges	(452)	(1,031)	(5,502)	(1,113)	(270)
Net investment income (loss)	8,114	1,869	40,562	8,358	(270)
Net realized gain (loss)	(1,295)	(4,747)	70,134	27,053	(6,031)
Capital gain distribution from mutual funds	792	24,680	438,690	114,658	—
Change in unrealized appreciation (depreciation) of investments	(44,732)	(182,656)	(582,078)	(197,208)	(29,145)
Increase (decrease) in net assets from operations	(37,121)	(160,854)	(32,692)	(47,139)	(35,446)

From contract transactions:
Payments received from contract owners	8,450	16,613	71,414	7,028	9,358
Payments for contract benefits or terminations	—	(87,487)	(49,276)	(126,239)	—
Policy loans	(194)	(1,270)	(20,043)	(6)	(4,841)
Transfers between sub-accounts (including fixed account), net	(4)	(120,779)	(16,095)	(1,155)	72
Contract maintenance charges	(20,605)	(29,590)	(128,397)	(17,575)	(7,632)
Increase (decrease) in net assets from contract transactions	(12,353)	(222,513)	(142,397)	(137,947)	(3,043)

Increase (decrease) in net assets	(49,474)	(383,367)	(175,089)	(185,086)	(38,489)
Net assets at beginning of period	259,736	649,238	2,812,476	674,795	187,290
Net assets at end of period	$210,262	$265,871	$2,637,387	$489,709	$148,801

Beginning units	7,543	9,259	43,122	11,666	9,777
Units issued	280	427	5,757	141	1,983
Units redeemed	(686)	(4,486)	(7,807)	(2,616)	(2,156)
Ending units	7,137	5,200	41,072	9,191	9,604

For the Year Ended December 31, 2021
From operations:
Dividends	$8,197	$8,395	$48,736	$14,593	$4,844
Mortality and expense risk and administrative charges	(539)	(1,076)	(5,335)	(1,418)	(325)
Net investment income (loss)	7,658	7,319	43,401	13,175	4,519
Net realized gain (loss)	1,365	(6,105)	(1,417)	8,954	622
Capital gain distribution from mutual funds	752	—	18,163	38,862	—
Change in unrealized appreciation (depreciation) of investments	(8,435)	144,010	577,647	69,527	(19,809)
Increase (decrease) in net assets from operations	1,340	145,224	637,794	130,518	(14,668)

From contract transactions:
Payments received from contract owners	6,428	20,752	59,794	11,720	13,860
Payments for contract benefits or terminations	(4,504)	(39,851)	(54,032)	(2,656)	(5,280)
Policy loans	(159)	3,062	(15,310)	(298)	10
Transfers between sub-accounts (including fixed account), net	38,958	164,428	(45,610)	427	4,499
Contract maintenance charges	(18,245)	(25,839)	(103,041)	(16,405)	(7,177)
Increase (decrease) in net assets from contract transactions	22,478	122,552	(158,199)	(7,212)	5,912

Increase (decrease) in net assets	23,818	267,776	479,595	123,306	(8,756)
Net assets at beginning of period	235,918	381,462	2,332,881	551,489	196,046
Net assets at end of period	$259,736	$649,238	$2,812,476	$674,795	$187,290

Beginning units	6,883	7,555	46,357	11,805	9,479
Units issued	1,335	2,976	5,508	264	987
Units redeemed	(675)	(1,272)	(8,743)	(403)	(689)
Ending units	7,543	9,259	43,122	11,666	9,777

The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Janus Focused Growth Portfolio Class 1	SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$3,923	$—	$57,380	$9,240
Mortality and expense risk and administrative charges	(329)	(927)	(913)	(14,616)	(727)
Net investment income (loss)	(329)	2,996	(913)	42,764	8,513
Net realized gain (loss)	(1,149)	20,575	22,105	(46,033)	959
Capital gain distribution from mutual funds	31,349	90,303	184,487	652,697	2,616
Change in unrealized appreciation (depreciation) of investments	(96,912)	(217,806)	(622,358)	(1,577,414)	(113,290)
Increase (decrease) in net assets from operations	(67,041)	(103,932)	(416,679)	(927,986)	(101,202)

From contract transactions:
Payments received from contract owners	2,028	17,597	33,131	270,031	18,049
Payments for contract benefits or terminations	—	(28,596)	(18,759)	(75,052)	(9,853)
Policy loans	(7)	(22,966)	(23,791)	(45,249)	2,051
Transfers between sub-accounts (including fixed account), net	(1)	10,140	(1,246)	(4,712)	2,278
Contract maintenance charges	(4,442)	(29,414)	(44,923)	(314,307)	(19,655)
Increase (decrease) in net assets from contract transactions	(2,422)	(53,239)	(55,588)	(169,289)	(7,130)

Increase (decrease) in net assets	(69,463)	(157,171)	(472,267)	(1,097,275)	(108,332)
Net assets at beginning of period	189,200	525,781	1,256,215	5,778,348	403,334
Net assets at end of period	$119,737	$368,610	$783,948	$4,681,073	$295,002

Beginning units	7,559	12,002	20,788	244,722	11,204
Units issued	115	816	1,368	29,831	845
Units redeemed	(254)	(2,254)	(2,616)	(38,325)	(1,033)
Ending units	7,420	10,564	19,540	236,228	11,016

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$3,168	$—	$38,693	$7,353
Mortality and expense risk and administrative charges	(475)	(1,079)	(1,202)	(16,782)	(967)
Net investment income (loss)	(475)	2,089	(1,202)	21,911	6,386
Net realized gain (loss)	1,201	12,238	121,874	87,803	10,015
Capital gain distribution from mutual funds	22,042	21,650	116,525	266,939	—
Change in unrealized appreciation (depreciation) of investments	(10,113)	79,036	13,646	194,509	(10,646)
Increase (decrease) in net assets from operations	12,655	115,013	250,843	571,162	5,755

From contract transactions:
Payments received from contract owners	1,917	11,716	20,369	282,052	18,491
Payments for contract benefits or terminations	—	—	(23,474)	(47,307)	(24,040)
Policy loans	680	581	5,586	599	(1,942)
Transfers between sub-accounts (including fixed account), net	(224)	(178)	(182,007)	444,790	1,033
Contract maintenance charges	(5,432)	(25,393)	(37,875)	(291,644)	(15,107)
Increase (decrease) in net assets from contract transactions	(3,059)	(13,274)	(217,401)	388,490	(21,565)

Increase (decrease) in net assets	9,596	101,739	33,442	959,652	(15,810)
Net assets at beginning of period	179,604	424,042	1,222,773	4,818,696	419,144
Net assets at end of period	$189,200	$525,781	$1,256,215	$5,778,348	$403,334

Beginning units	7,682	12,339	24,927	225,228	11,756
Units issued	122	417	764	48,194	639
Units redeemed	(245)	(754)	(4,903)	(28,700)	(1,191)
Ending units	7,559	12,002	20,788	244,722	11,204

The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1	SAST SA JPMorgan MFS Core Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$62,210	$5,899	$1,825	$—	$—
Mortality and expense risk and administrative charges	(5,130)	(761)	(105)	(17,115)	(90)
Net investment income (loss)	57,080	5,138	1,720	(17,115)	(90)
Net realized gain (loss)	159,536	4,453	(327)	(133,693)	3,624
Capital gain distribution from mutual funds	361,333	57,697	—	1,877,799	13,953
Change in unrealized appreciation (depreciation) of investments	(649,758)	(130,328)	(8,129)	(4,534,404)	(44,977)
Increase (decrease) in net assets from operations	(71,809)	(63,040)	(6,736)	(2,807,413)	(27,490)

From contract transactions:
Payments received from contract owners	70,578	13,429	3,870	251,756	1,687
Payments for contract benefits or terminations	(186,398)	(19,826)	—	(176,849)	—
Policy loans	(59,311)	(5,426)	(1)	(67,321)	(2)
Transfers between sub-accounts (including fixed account), net	11,532	(2,101)	25,734	25,583	(34)
Contract maintenance charges	(127,472)	(21,880)	(4,538)	(351,353)	(8,276)
Increase (decrease) in net assets from contract transactions	(291,071)	(35,804)	25,065	(318,184)	(6,625)

Increase (decrease) in net assets	(362,880)	(98,844)	18,329	(3,125,597)	(34,115)
Net assets at beginning of period	3,574,304	411,783	51,077	10,366,881	94,352
Net assets at end of period	$3,211,424	$312,939	$69,406	$7,241,284	$60,237

Beginning units	104,534	15,808	1,852	400,004	3,158
Units issued	3,323	1,023	1,229	45,859	71
Units redeemed	(11,933)	(2,529)	(183)	(64,882)	(353)
Ending units	95,924	14,302	2,898	380,981	2,876

For the Year Ended December 31, 2021
From operations:
Dividends	$62,163	$6,657	$1,319	$—	$182
Mortality and expense risk and administrative charges	(5,436)	(874)	(108)	(10,311)	(105)
Net investment income (loss)	56,727	5,783	1,211	(10,311)	77
Net realized gain (loss)	111,731	7,323	270	163,449	4,844
Capital gain distribution from mutual funds	110,682	—	444	1,148,250	9,495
Change in unrealized appreciation (depreciation) of investments	472,280	66,274	(2,560)	(1,033,296)	7,235
Increase (decrease) in net assets from operations	751,420	79,380	(635)	268,092	21,651

From contract transactions:
Payments received from contract owners	70,604	13,092	3,907	108,033	2,977
Payments for contract benefits or terminations	(57,951)	(25,678)	—	(107,095)	(1,768)
Policy loans	(10,549)	8,448	(1)	(37,006)	(2)
Transfers between sub-accounts (including fixed account), net	(49,729)	(319)	(1,139)	5,386,081	7
Contract maintenance charges	(103,758)	(19,436)	(3,482)	(188,980)	(7,111)
Increase (decrease) in net assets from contract transactions	(151,383)	(23,893)	(715)	5,161,033	(5,897)

Increase (decrease) in net assets	600,037	55,487	(1,350)	5,429,125	15,754
Net assets at beginning of period	2,974,267	356,296	52,427	4,937,756	78,598
Net assets at end of period	$3,574,304	$411,783	$51,077	$10,366,881	$94,352

Beginning units	109,251	16,830	1,880	120,821	3,389
Units issued	3,470	1,109	141	293,813	110
Units redeemed	(8,187)	(2,131)	(169)	(14,630)	(341)
Ending units	104,534	15,808	1,852	400,004	3,158
The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1	SAST SA PineBridge High- Yield Bond Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$7,060	$12,795	$9,728	$16,577	$8,044
Mortality and expense risk and administrative charges	(1,454)	(1,592)	(752)	(617)	(975)
Net investment income (loss)	5,606	11,203	8,976	15,960	7,069
Net realized gain (loss)	15,419	18,233	5,592	(3,839)	1,544
Capital gain distribution from mutual funds	122,526	73,865	36,792	—	22,369
Change in unrealized appreciation (depreciation) of investments	(259,677)	(195,359)	(109,937)	(44,668)	(70,600)
Increase (decrease) in net assets from operations	(116,126)	(92,058)	(58,577)	(32,547)	(39,618)

From contract transactions:
Payments received from contract owners	30,469	60,803	18,318	6,348	26,987
Payments for contract benefits or terminations	(1,025)	(35,269)	(5,647)	(8,823)	(20,529)
Policy loans	(2,344)	(102)	(20,008)	(435)	(10,141)
Transfers between sub-accounts (including fixed account), net	(1,932)	(4,501)	7,297	542	(550)
Contract maintenance charges	(49,358)	(70,293)	(23,386)	(13,814)	(34,216)
Increase (decrease) in net assets from contract transactions	(24,190)	(49,362)	(23,426)	(16,182)	(38,449)

Increase (decrease) in net assets	(140,316)	(141,420)	(82,003)	(48,729)	(78,067)
Net assets at beginning of period	706,139	925,247	420,672	321,575	533,403
Net assets at end of period	$565,823	$783,827	$338,669	$272,846	$455,336

Beginning units	16,334	23,875	26,268	9,979	27,911
Units issued	964	1,878	2,309	324	2,210
Units redeemed	(1,618)	(3,316)	(3,944)	(893)	(4,531)
Ending units	15,680	22,437	24,633	9,410	25,590

For the Year Ended December 31, 2021
From operations:
Dividends	$4,457	$13,440	$5,192	$15,888	$10,612
Mortality and expense risk and administrative charges	(1,557)	(1,747)	(928)	(671)	(1,272)
Net investment income (loss)	2,900	11,693	4,264	15,217	9,340
Net realized gain (loss)	24,177	15,484	3,785	(792)	71,300
Capital gain distribution from mutual funds	25,913	46,729	—	—	—
Change in unrealized appreciation (depreciation) of investments	97,563	39,634	8,822	3,272	(5,101)
Increase (decrease) in net assets from operations	150,553	113,540	16,871	17,697	75,539

From contract transactions:
Payments received from contract owners	23,851	45,113	16,889	9,182	30,423
Payments for contract benefits or terminations	(773)	(5,058)	(8,808)	(8,569)	(4,633)
Policy loans	205	1,370	4,855	3,630	1,152
Transfers between sub-accounts (including fixed account), net	(58,104)	(665)	15,914	(846)	(7,830)
Contract maintenance charges	(32,462)	(55,555)	(20,769)	(11,286)	(30,311)
Increase (decrease) in net assets from contract transactions	(67,283)	(14,795)	8,081	(7,889)	(11,199)

Increase (decrease) in net assets	83,270	98,745	24,952	9,808	64,340
Net assets at beginning of period	622,869	826,502	395,720	311,767	469,063
Net assets at end of period	$706,139	$925,247	$420,672	$321,575	$533,403

Beginning units	18,233	24,273	25,729	10,235	28,163
Units issued	623	1,362	2,689	799	19,124
Units redeemed	(2,522)	(1,760)	(2,150)	(1,055)	(19,376)
Ending units	16,334	23,875	26,268	9,979	27,911

The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Wellington Capital Appreciation Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3	SAST SA Wellington Government and Quality Bond Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1
For the Year Ended December 31, 2022
From operations:
Dividends	$—	$—	$3,498	$6,099	$—
Mortality and expense risk and administrative charges	(8,622)	(2,065)	(589)	(1,550)	—
Net investment income (loss)	(8,622)	(2,065)	2,909	4,549	—
Net realized gain (loss)	(61,162)	(20,830)	(3,991)	(6,757)	—
Capital gain distribution from mutual funds	1,306,395	279,535	4,215	9,686	—
Change in unrealized appreciation (depreciation) of investments	(3,648,508)	(635,569)	(43,819)	(103,169)	—
Increase (decrease) in net assets from operations	(2,411,897)	(378,929)	(40,686)	(95,691)	—

From contract transactions:
Payments received from contract owners	135,771	180,824	28,540	40,033	—
Payments for contract benefits or terminations	(82,772)	(2,928)	(2,952)	—	—
Policy loans	(34,675)	319	(5,424)	2,143	—
Transfers between sub-accounts (including fixed account), net	95,283	127,999	(354)	7,863	—
Contract maintenance charges	(185,685)	(103,745)	(27,530)	(53,784)	—
Increase (decrease) in net assets from contract transactions	(72,078)	202,469	(7,720)	(3,745)	—

Increase (decrease) in net assets	(2,483,975)	(176,460)	(48,406)	(99,436)	—
Net assets at beginning of period	6,672,269	973,758	303,396	685,118	—
Net assets at end of period	$4,188,294	$797,298	$254,990	$585,682	$—

Beginning units	71,221	34,753	14,430	61,015	—
Units issued	4,800	17,340	2,381	6,250	—
Units redeemed	(5,453)	(7,090)	(2,776)	(6,704)	—
Ending units	70,568	45,003	14,035	60,561	—

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$—	$4,997	$9,724	$—
Mortality and expense risk and administrative charges	(12,172)	(2,492)	(658)	(1,605)	(13,156)
Net investment income (loss)	(12,172)	(2,492)	4,339	8,119	(13,156)
Net realized gain (loss)	207,326	74,398	1,099	1,051	1,891,559
Capital gain distribution from mutual funds	1,474,040	244,256	4,930	11,220	991,818
Change in unrealized appreciation (depreciation) of investments	(1,341,504)	(280,477)	(16,188)	(33,632)	(2,553,870)
Increase (decrease) in net assets from operations	327,690	35,685	(5,820)	(13,242)	316,351

From contract transactions:
Payments received from contract owners	103,057	159,126	25,211	44,870	127,584
Payments for contract benefits or terminations	(99,514)	—	(6,879)	(2,658)	(236,826)
Policy loans	(35,633)	436	(259)	(401)	(7,051)
Transfers between sub-accounts (including fixed account), net	283,630	(40,350)	66,773	165,623	(5,757,854)
Contract maintenance charges	(179,166)	(108,345)	(21,623)	(53,697)	(138,254)
Increase (decrease) in net assets from contract transactions	72,374	10,867	63,223	153,737	(6,012,401)

Increase (decrease) in net assets	400,064	46,552	57,403	140,495	(5,696,050)
Net assets at beginning of period	6,272,205	927,206	245,993	544,623	5,696,050
Net assets at end of period	$6,672,269	$973,758	$303,396	$685,118	$—

Beginning units	70,945	33,593	11,468	47,327	143,767
Units issued	9,284	13,757	4,779	18,493	36,923
Units redeemed	(9,008)	(12,597)	(1,817)	(4,805)	(180,690)
Ending units	71,221	34,753	14,430	61,015	—

The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Core Bond Fund	VALIC Company I Dynamic Allocation Fund	VALIC Company I Emerging Economies Fund	VALIC Company I Government Money Market I Fund	VALIC Company I International Equities Index Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$4,860	$256,908	$17,275	$13,782	$115,091
Mortality and expense risk and administrative charges	(1,094)	(19,505)	(1,292)	(20,474)	(15,384)
Net investment income (loss)	3,766	237,403	15,983	(6,692)	99,707
Net realized gain (loss)	(3,646)	(99,937)	(4,385)	(3)	12,563
Capital gain distribution from mutual funds	4,115	805,380	62,249	—	—
Change in unrealized appreciation (depreciation) of investments	(67,669)	(2,378,108)	(225,845)	2	(796,604)
Increase (decrease) in net assets from operations	(63,434)	(1,435,262)	(151,998)	(6,693)	(684,334)

From contract transactions:
Payments received from contract owners	53,558	1,145,698	48,706	478,064	164,022
Payments for contract benefits or terminations	—	(46,755)	(1,909)	(62,653)	(38,325)
Policy loans	(1,229)	(14,782)	447	(31,896)	882
Transfers between sub-accounts (including fixed account), net	24,131	(192,352)	44,747	(10,695,090)	344,633
Contract maintenance charges	(32,794)	(822,360)	(51,266)	(799,362)	(170,504)
Increase (decrease) in net assets from contract transactions	43,666	69,449	40,725	(11,110,937)	300,708

Increase (decrease) in net assets	(19,768)	(1,365,813)	(111,273)	(11,117,630)	(383,626)
Net assets at beginning of period	433,025	8,778,372	589,975	11,117,630	4,563,131
Net assets at end of period	$413,257	$7,412,559	$478,702	$—	$4,179,505

Beginning units	34,956	568,912	44,873	1,109,965	324,922
Units issued	8,229	87,928	17,453	594,026	192,835
Units redeemed	(5,219)	(82,568)	(13,428)	(1,703,991)	(167,015)
Ending units	37,966	574,272	48,898	—	350,742

For the Year Ended December 31, 2021
From operations:
Dividends	$—	$133,330	$7,744	$1,156	$46,858
Mortality and expense risk and administrative charges	(699)	(20,651)	(1,385)	(43,031)	(13,884)
Net investment income (loss)	(699)	112,679	6,359	(41,875)	32,974
Net realized gain (loss)	119	14,854	20,504	(2)	135,620
Capital gain distribution from mutual funds	—	677,536	—	—	15,032
Change in unrealized appreciation (depreciation) of investments	4,868	(54,680)	(34,010)	1	204,448
Increase (decrease) in net assets from operations	4,288	750,389	(7,147)	(41,876)	388,074

From contract transactions:
Payments received from contract owners	35,418	1,211,685	51,014	998,313	177,913
Payments for contract benefits or terminations	(2,383)	(18,405)	(1,488)	(1,473,660)	(41,948)
Policy loans	(672)	5	611	30,553	190,404
Transfers between sub-accounts (including fixed account), net	417,118	624,360	149,110	342,466	460,743
Contract maintenance charges	(20,744)	(991,938)	(47,849)	(1,415,337)	(153,496)
Increase (decrease) in net assets from contract transactions	428,737	825,707	151,398	(1,517,665)	633,616

Increase (decrease) in net assets	433,025	1,576,096	144,251	(1,559,541)	1,021,690
Net assets at beginning of period	—	7,202,276	445,724	12,677,171	3,541,441
Net assets at end of period	$433,025	$8,778,372	$589,975	$11,117,630	$4,563,131

Beginning units	—	512,661	34,192	1,263,613	279,915
Units issued	36,781	113,789	19,621	405,967	96,501
Units redeemed	(1,825)	(57,538)	(8,940)	(559,615)	(51,494)
Ending units	34,956	568,912	44,873	1,109,965	324,922

The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I International Value Fund	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund
For the Year Ended December 31, 2022
From operations:
Dividends	$3,227	$216,311	$753	$25,512	$—
Mortality and expense risk and administrative charges	(470)	(49,696)	(627)	(29,203)	(17,518)
Net investment income (loss)	2,757	166,615	126	(3,691)	(17,518)
Net realized gain (loss)	1,513	18,653	(288)	1,078,224	(216,688)
Capital gain distribution from mutual funds	—	1,374,991	17,582	1,050,305	1,471,972
Change in unrealized appreciation (depreciation) of investments	(24,957)	(4,166,004)	(40,811)	(6,493,965)	(4,191,949)
Increase (decrease) in net assets from operations	(20,687)	(2,605,745)	(23,391)	(4,369,127)	(2,954,183)

From contract transactions:
Payments received from contract owners	28,770	513,141	31,531	273,973	233,014
Payments for contract benefits or terminations	(29)	(363,468)	(2,056)	(146,448)	(356,448)
Policy loans	1,226	13,213	—	(2,920)	91,920
Transfers between sub-accounts (including fixed account), net	2,644	(85,779)	(32,958)	(912,068)	47,565
Contract maintenance charges	(20,755)	(718,093)	(14,213)	(370,064)	(185,167)
Increase (decrease) in net assets from contract transactions	11,856	(640,986)	(17,696)	(1,157,527)	(169,116)

Increase (decrease) in net assets	(8,831)	(3,246,731)	(41,087)	(5,526,654)	(3,123,299)
Net assets at beginning of period	200,974	18,750,814	254,223	14,036,774	7,698,602
Net assets at end of period	$192,143	$15,504,083	$213,136	$8,510,120	$4,575,303

Beginning units	17,908	529,204	14,394	187,539	122,614
Units issued	4,531	171,861	3,179	67,772	33,237
Units redeemed	(3,163)	(197,222)	(4,468)	(84,265)	(32,109)
Ending units	19,276	503,843	13,105	171,046	123,742

For the Year Ended December 31, 2021
From operations:
Dividends	$2,902	$188,756	$1,031	$35,833	$3,397
Mortality and expense risk and administrative charges	(492)	(65,420)	(554)	(43,925)	(29,344)
Net investment income (loss)	2,410	123,336	477	(8,092)	(25,947)
Net realized gain (loss)	2,633	914,910	3,381	2,072,100	794,816
Capital gain distribution from mutual funds	—	517,259	764	884,836	821,522
Change in unrealized appreciation (depreciation) of investments	6,359	2,230,767	40,093	(158,689)	(779,230)
Increase (decrease) in net assets from operations	11,402	3,786,272	44,715	2,790,155	811,161

From contract transactions:
Payments received from contract owners	34,722	586,009	38,876	260,000	264,656
Payments for contract benefits or terminations	—	(1,087,290)	(10)	(840,124)	(254,565)
Policy loans	339	(30,522)	—	(129,407)	36,246
Transfers between sub-accounts (including fixed account), net	5,626	46,382	37,321	944,534	(649,375)
Contract maintenance charges	(21,165)	(681,651)	(13,623)	(305,295)	(193,222)
Increase (decrease) in net assets from contract transactions	19,522	(1,167,072)	62,564	(70,292)	(796,260)

Increase (decrease) in net assets	30,924	2,619,200	107,279	2,719,863	14,901
Net assets at beginning of period	170,050	16,131,614	146,944	11,316,911	7,683,701
Net assets at end of period	$200,974	$18,750,814	$254,223	$14,036,774	$7,698,602

Beginning units	16,176	551,970	10,102	185,559	131,394
Units issued	4,180	145,661	6,813	97,527	38,334
Units redeemed	(2,448)	(168,427)	(2,521)	(95,547)	(47,114)
Ending units	17,908	529,204	14,394	187,539	122,614

The accompanying Notes to Financial Statements are an integral part of this statement

36

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund	VALIC Company I U.S. Socially Responsible Fund	VALIC Company II Strategic Bond Fund	VanEck VIP Emerging Markets Fund Initial Class
For the Year Ended December 31, 2022
From operations:
Dividends	$72,887	$318,018	$1,148	$—	$381
Mortality and expense risk and administrative charges	(29,751)	(77,912)	(510)	—	(675)
Net investment income (loss)	43,136	240,106	638	—	(294)
Net realized gain (loss)	(249,453)	1,402,104	431	—	(2,952)
Capital gain distribution from mutual funds	999,517	2,185,479	22,399	—	26,434
Change in unrealized appreciation (depreciation) of investments	(3,130,630)	(9,509,359)	(54,757)	—	(65,607)
Increase (decrease) in net assets from operations	(2,337,430)	(5,681,670)	(31,289)	—	(42,419)

From contract transactions:
Payments received from contract owners	373,510	939,119	34,721	—	15,461
Payments for contract benefits or terminations	(171,078)	(306,058)	(4,658)	—	(519)
Policy loans	(5,185)	4,098	282	—	1,036
Transfers between sub-accounts (including fixed account), net	262,382	(400,648)	(1,175)	—	3,990
Contract maintenance charges	(411,685)	(1,489,025)	(14,526)	—	(15,979)
Increase (decrease) in net assets from contract transactions	47,944	(1,252,514)	14,644	—	3,989

Increase (decrease) in net assets	(2,289,486)	(6,934,184)	(16,645)	—	(38,430)
Net assets at beginning of period	10,914,547	30,143,155	186,815	—	169,752
Net assets at end of period	$8,625,061	$23,208,971	$170,170	$—	$131,322

Beginning units	349,870	770,168	7,378	—	4,513
Units issued	143,841	221,819	2,032	—	712
Units redeemed	(141,877)	(266,059)	(1,114)	—	(586)
Ending units	351,834	725,928	8,296	—	4,639

For the Year Ended December 31, 2021
From operations:
Dividends	$81,426	$402,805	$1,506	$21,991	$1,750
Mortality and expense risk and administrative charges	(36,934)	(96,735)	(513)	(401)	(982)
Net investment income (loss)	44,492	306,070	993	21,590	768
Net realized gain (loss)	337,780	3,357,689	4,079	(5,309)	4,150
Capital gain distribution from mutual funds	461,271	1,253,648	4,213	2,237	4,273
Change in unrealized appreciation (depreciation) of investments	351,483	1,757,901	29,077	(19,444)	(32,616)
Increase (decrease) in net assets from operations	1,195,026	6,675,308	38,362	(926)	(23,425)

From contract transactions:
Payments received from contract owners	401,111	1,103,043	27,468	20,217	14,676
Payments for contract benefits or terminations	(251,189)	(1,123,824)	—	—	—
Policy loans	17,379	13,701	401	308	(7,828)
Transfers between sub-accounts (including fixed account), net	1,327,742	(26,303)	(2,819)	(372,664)	239
Contract maintenance charges	(381,383)	(1,594,111)	(14,780)	(13,922)	(14,429)
Increase (decrease) in net assets from contract transactions	1,113,660	(1,627,494)	10,270	(366,061)	(7,342)

Increase (decrease) in net assets	2,308,686	5,047,814	48,632	(366,987)	(30,767)
Net assets at beginning of period	8,605,861	25,095,341	138,183	366,987	200,519
Net assets at end of period	$10,914,547	$30,143,155	$186,815	$—	$169,752

Beginning units	312,262	815,306	6,927	29,802	4,674
Units issued	182,733	216,785	1,453	4,307	387
Units redeemed	(145,125)	(261,923)	(1,002)	(34,109)	(548)
Ending units	349,870	770,168	7,378	—	4,513

The accompanying Notes to Financial Statements are an integral part of this statement.

37

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VanEck VIP Global Resources Fund Initial Class	Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Real Estate Index Portfolio
For the Year Ended December 31, 2022
From operations:
Dividends	$4,855	$273,987	$265,375
Mortality and expense risk and administrative charges	(1,424)	(18,305)	(50,424)
Net investment income (loss)	3,431	255,682	214,951
Net realized gain (loss)	(4,133)	(67,137)	(194,032)
Capital gain distribution from mutual funds	—	—	599,400
Change in unrealized appreciation (depreciation) of investments	15,893	(764,269)	(5,095,956)
Increase (decrease) in net assets from operations	15,191	(575,724)	(4,475,637)

From contract transactions:
Payments received from contract owners	13,839	314,608	537,053
Payments for contract benefits or terminations	(31,359)	(83,907)	(531,235)
Policy loans	(455)	(16,974)	7,486
Transfers between sub-accounts (including fixed account), net	73,329	185,551	(256,704)
Contract maintenance charges	(21,475)	(369,056)	(625,786)
Increase (decrease) in net assets from contract transactions	33,879	30,222	(869,186)

Increase (decrease) in net assets	49,070	(545,502)	(5,344,823)
Net assets at beginning of period	236,649	6,051,058	17,236,311
Net assets at end of period	$285,719	$5,505,556	$11,891,488

Beginning units	7,030	272,250	576,958
Units issued	2,224	77,759	214,730
Units redeemed	(1,384)	(74,769)	(246,997)
Ending units	7,870	275,240	544,691

For the Year Ended December 31, 2021
From operations:
Dividends	$1,003	$235,429	$293,020
Mortality and expense risk and administrative charges	(1,173)	(21,872)	(58,048)
Net investment income (loss)	(170)	213,557	234,972
Net realized gain (loss)	(3,471)	9,200	249,005
Capital gain distribution from mutual funds	—	—	387,724
Change in unrealized appreciation (depreciation) of investments	41,377	(39,535)	4,010,551
Increase (decrease) in net assets from operations	37,736	183,222	4,882,252

From contract transactions:
Payments received from contract owners	10,148	384,586	560,694
Payments for contract benefits or terminations	—	(175,255)	(542,494)
Policy loans	(6,527)	47,790	(5,371)
Transfers between sub-accounts (including fixed account), net	251	437,184	378,157
Contract maintenance charges	(14,050)	(422,739)	(581,328)
Increase (decrease) in net assets from contract transactions	(10,178)	271,566	(190,342)

Increase (decrease) in net assets	27,558	454,788	4,691,910
Net assets at beginning of period	209,091	5,596,270	12,544,401
Net assets at end of period	$236,649	$6,051,058	$17,236,311

Beginning units	7,350	257,078	586,643
Units issued	317	87,016	75,478
Units redeemed	(637)	(71,844)	(85,163)
Ending units	7,030	272,250	576,958

The accompanying Notes to Financial Statements are an integral part of this statement.

38

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. Organization

Separate Account VL-R (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (”AGL”) to receive and invest premium payments from variable universal life insurance policies issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company, a wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which American International Group, Inc. (“AIG Parent”) sold 80,000,000 shares of Corebridge Parent common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge Parent. AIG Parent is a publicly traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG Parent and its consolidated subsidiaries, unless the context refers to AIG Parent only.

The Separate Account includes the following products that are no longer available for sale:

AG Corporate Investor	Platinum Choice VUL 2(a)
AG Income Advantage VUL	Platinum Investor FlexDirector
AG Legacy Plus	Platinum Investor I
Corporate America	Platinum Investor II
Corporate Investor Select	Platinum Investor III
Equibuilder	Platinum Investor IV
Equibuilder II	Platinum Investor PLUS
Equibuilder III	Platinum Investor Survivor
Executive Advantage	Platinum Investor Survivor II
Gallery Life	Platinum Investor VIP
Gemstone Life	Polaris Life
Flexible Premium VUL (Group)	Polaris Survivorship Life
Flexible Premium Variable Universal Life Policy	Protection Advantage Select
Income Advantage Select

(a)

This product was introduced on November 6, 2014. The name was changed from AG Platinum Choice VUL to AG Platinum Choice VUL 2 on July 3, 2017. The product name was further updated to Platinum Choice VUL 2 on October 7, 2019.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/ corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2022 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods reflect a full twelve months, except as noted below.

AB Variable Products Series Fund, Inc. (AB VPS)
AB VPS Balanced Hedged Allocation Portfolio Class A(c)	AB VPS Small Cap Growth Portfolio Class A
AB VPS Growth and Income Portfolio Class A	AB VPS Sustainable Global Thematic Growth Portfolio Class A(d)
AB VPS Intermediate Bond Portfolio Class A(I)	AB VPS Sustainable International Thematic Portfolio Class A(e)(f)
AB VPS Large Cap Growth Portfolio Class A

The Alger Portfolios (Alger)
Alger Capital Appreciation Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Capital Appreciation Fund Class I	American Century VP International Fund Class I(e)
American Century VP Disciplined Core Value Fund Class 1	American Century VP Value Fund Class I

American Funds Insurance Series (American Funds IS)
American Funds IS American High-Income Trust Class 2	American Funds IS Growth Fund Class 2
American Funds IS Asset Allocation Fund Class 2	American Funds IS Growth-Income Fund Class 2
American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 2

39

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Anchor Series Trust (AST) AST SA PGI Asset Allocation Portfolio Class 1(h)

BlackRock Variable Series Funds II, Inc. (BlackRock) BlackRock II U.S. Government Bond V.I. Fund Class I(e)

BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock Advantage SMID Cap V.I. Fund Class I(e)	BlackRock Capital Appreciation V.I. Fund Class I(e)
BlackRock Basic Value V.I. Fund Class I(e)

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Stock Index Fund Inc.
BNY Mellon Stock Index Fund, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares

EQ Advisors Trust SM (EQ/)
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	EQ/International Equity Index Portfolio Class 1A
EQ/Common Stock Index Portfolio Class 1A	EQ/Money Market Portfolio Class 1A

EQ Premier VIP Trust
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	EQ Premier VIP EQ/Moderate Allocation Portfolio Class A

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Freedom 2030 Portfolio Service Class 2
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Service Class 2
Fidelity VIP Balanced Portfolio Initial Class(e)	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Freedom 2020 Portfolio Service Class 2	Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Freedom 2025 Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Mutual Shares VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2(e)
FTVIP Franklin Small Cap Value VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Growth VIP Fund Class 2(e)
FTVIP Franklin U.S. Government Securities VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT International Equity Insights Fund Institutional Shares(e)	Goldman Sachs VIT U.S. Equity Insights Fund Institutional Shares(e)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Real Estate Fund Series I
Invesco V.I. American Value Fund Series I(e)	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Conservative Balanced Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. EQV International Equity Fund Series 1(g)	Invesco V.I. High Yield Fund Series I
Invesco V.I. Global Fund Series I	Invesco V.I. Main Street Fund Series I

40

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Forty Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I(e)	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I(e)
Morgan Stanley VIF Discovery Portfolio Class I(e)	Morgan Stanley VIF Growth Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Neuberger Berman AMT Sustainable Equity Portfolio Class I
Neuberger Berman AMT Short Duration Bond Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	PIMCO Real Return Portfolio Administrative Class
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	PIMCO Short-Term Portfolio Administrative Class
PIMCO High Yield Portfolio Administrative Class(e)	PIMCO Total Return Portfolio Administrative Class
PIMCO Long-Term U.S. Government Portfolio Administrative Class(e)

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Pioneer Mid Cap Value VCT Portfolio Class I

Putnam Variable Trust (Putnam VT)
Putnam VT Diversified Income Fund Class IB	Putnam VT Large Cap Value Fund Class IB
Putnam VT Growth Opportunities Fund Class IB	Putnam VT Small Cap Value Fund Class IB
Putnam VT International Value Fund Class IB	Putnam VT Sustainable Leaders Fund Class IB

Seasons Series Trust (SST)
SST SA Multi-Managed Mid Cap Value Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 1(i)	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 1
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Invesco Main Street Large Cap Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 1
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA Wellington Capital Appreciation Portfolio Class 3
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	SAST SA Wellington Government and Quality Bond Portfolio Class 3
SAST SA JPMorgan Equity-Income Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 1(k)

41

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC Company I(b)
VALIC Company I Core Bond Fund(j)	VALIC Company I Mid Cap Value Fund
VALIC Company I Dynamic Allocation Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Science & Technology Fund
VALIC Company I Government Money Market I Fund(m)	VALIC Company I Small Cap Index Fund
VALIC Company I International Equities Index Fund	VALIC Company I Stock Index Fund
VALIC Company I International Value Fund	VALIC Company I U.S. Socially Responsible Fund
VALIC Company I Mid Cap Index Fund

VALIC Company II(b)
VALIC Company II Strategic Bond Fund(j)

VanEck VIP Trust (VanEck VIP)
VanEck VIP Emerging Markets Fund Initial Class	VanEck VIP Global Resources Fund Initial Class

Vanguard Variable Insurance Fund (Vanguard VIF)
Vanguard VIF High Yield Bond Portfolio	Vanguard VIF Total Bond Market Index Portfolio(e)
Vanguard VIF Real Estate Index Portfolio	Vanguard VIF Total Stock Market Index Portfolio(e)

(a)	These are affiliated investment companies. SunAmerica Asset Management, LLC. (“SunAmerica”), an affiliate of AGL, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.

(b)

VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I, Seasons Series Trust and SunAmerica Series Trust. SunAmerica, an affiliate of AGL, serves as the administrator to each series of VALIC Company I, and as the investment sub-advisor to certain series of VALIC Company I.

(c)	Formerly AB VPS Balanced Wealth Strategy Portfolio.

(d)	Formerly AB VPS Global Thematic Growth Portfolio.

(e)	Fund had no activity during the current year.

(f)	Formerly AB VPS International Growth Portfolio.

(g)	Formerly Invesco V.I. International Growth Fund.

(h)	The AST SA PGI Asset Allocation Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Diversified Balanced Portfolio.

(i)	The SAST SA Columbia Technology Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA Wellington Capital Appreciation Portfolio.

(j)

The VALIC Company II Strategic Bond Fund, in operation for the period January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021 and January 1, 2022 to December 31, 2022.

(k)	The SAST SA WellsCap Aggressive Growth Portfolio, in operation for the period January 1, 2021 to November 5, 2021 (cessation of operations), merged into the SAST SA JPMorgan Mid-Cap Growth Portfolio.

(l)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to March 3, 2022 (cessation of operations).

(m)	For the period January 1, 2021 to December 31, 2021 and January 1, 2022 to July 22, 2022 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

We are continually assessing the impact on our business, operations and investments and separate account assets of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

42

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Policy Loans: When a policy loan is made, the loan amount is transferred to AGL from the contract owner’s selected investment, and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the contract owner’s selected investment, after they are first used to repay all loans taken from the declared fixed interest account option.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Internal Rollovers: A contract owner with an eligible Company life insurance policy may elect to replace their existing policy with another insurance policy offered by AGL. Internal rollovers are included on the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets under contract transactions.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

43

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2022 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2022, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets. The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Mortality and Expense Risk Maximum Annual Rate and Administrative Charges Maximum Annual Rate	First Reduction in Mortality and Expense Risk and Administrative Charges Rate(a)	Second Reduction in Mortality and Expense Risk and Administrative Charges Rate(b)
AG Corporate Investor	0.65%	0.25%	0.25%
AG Income Advantage VUL	0.70%	0.35%	0.20%
AG Legacy Plus	0.90%	0.25%	0.25%
Platinum Choice VUL 2	0.70%	0.35%	0.20%
Corporate America	0.35%	0.10%	0.10%
Corporate America (reduced surrender charge)	0.65%	0.25%	0.25%
Corporate Investor Select	0.65%	0.25%	0.25%
Income Advantage Select	0.70%	0.35%	0.20%
Platinum Investor FlexDirector	0.70%	0.25%	0.35%
Platinum Investor I	0.75%	0.25%	0.25%
Platinum Investor II	0.75%	0.25%	0.25%
Platinum Investor III	0.70%	0.25%	0.35%
Platinum Investor IV	0.70%	0.35%	0.25%
Platinum Investor PLUS	0.70%	0.25%	0.35%
Platinum Investor Survivor	0.40%	0.20%	0.10%(c)
Platinum Investor Survivor II	0.75%	0.25%(d)	0.35%(c)
Platinum Investor VIP	0.70%	0.35%	0.20%
Protection Advantage Select	0.70%	0.35%	0.20%

(a)	After 10th policy year.

(b)	After 20th policy year.

(c)	After 30th policy year.

(d)	After 15th policy year.

44

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Expense charges for the following products are as follows:

Products	Separate Account Current Annual Rate	Separate Account Maximum Annual Rate
Executive Advantage®	0.10%	1.00%
Gallery Life	0.50%	0.90%
Gemstone Life	0.10%	0.90%
Polaris Life	0.25%	0.90%
Polaris Survivorship Life	0.10%	0.90%
Flexible Premium VUL (Group)	0.50%	0.90%
Flexible Premium Variable Universal Life Policy	0.50%	0.90%

The separate account annual charge for Equibuilder, Equibuilder II and Equibuilder III is calculated as a percentage of the net asset value and deducted at an annual rate of 0.75 percent.

Monthly Administrative Charge: AGL makes a monthly charge against each policy account for the administrative expenses. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The maximum monthly administrative expense charge is $15. AGL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of the policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage. There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured.

For Equibuilder II and Equibuilder II AGL currently charges $9 per month guaranteed to be no more than $12 per month.

For Equibuilder AGL currently charges $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect.

Contract Maintenance Charge: Monthly contract maintenance charges are paid to AGL for the administrative services provided under the current policies. AGL may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied only against each $1,000 of coverage (if the policy offers both base and supplement coverage, then only each $1,000 of base coverage). This charge varies according to the ages, gender and the premium class of the insured, as well as the amount of coverage. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

AGL may charge a maximum fee of $12 for the monthly contract maintenance charge.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The amount of the withdrawal charge depends on the age and other insurance characteristics of the insured person. For partial withdrawals, AGL may charge a maximum transaction fee per partial withdrawal equal to the lesser of 2 percent of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial withdrawal. In addition, for Equibuilder AGL charges for a partial withdrawal of net cash surrender value (currently $10 or 2 percent of the amount withdrawn, whichever is less).

For Equibuilder I, Equibuilder II and Equibuilder III, during the first ten years a policy is in effect, a withdrawal charge may be assessed by AGL. The maximum withdrawal charge is equal to 50 percent of one “target” premium. This maximum will not vary with premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum withdrawal charge will decrease by 20 percent. The current withdrawal charge for Equibuilder, EquiBuilder II and EquiBuilder III will equal 30 percent, 30 percent and 25 percent, respectively, of premium payments made during the first policy year up to one “target” premium and 9 percent of any additional premiums paid during the first ten policy years.

45

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Policy Loan Interest Charge: A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to AGL for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

Cost of Insurance Charge: Since determination of both the insurance rate and AGL’s net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charge is included as part of the contract maintenance charges line of the Statements of Operations and Changes in Net Assets.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $ 25 is assessed on each transfer in excess of 12 transfers during the policy year. For Equibuilder, Equibuilder II and Equibuilder III a transfer fee of $25 is assessed on each transfer in excess of four transfers during the policy year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.5 percent. AGL deducts from each premium payment a charge to cover costs associated with the issuance of the policy, administrative services AGL performs and a premium tax that is applicable to AGL in the state or other jurisdiction of the policy owner. Premium tax charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A summary of premium tax charges follows:

Products	Premium Tax Charge

AG Corporate Investor*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.

AG Income Advantage VUL	5.00% of after-tax premium payment

Platinum Choice VUL 2	9.00% of after-tax premium payment

Corporate America*	9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 1-7. 5.00% of all premium payments in policy years 8 and thereafter.

Corporate Investor Select*	4.00% up to the “target premium” and 5.00% on any premium amounts in excess of the
“target premium” for policy years 1-3. 9.00% up to the “target premium” and 5.00% on any premium amounts in excess of the “target premium” for policy years 4-7. 5.00% of all premium payments in policy years 8 and thereafter.

Income Advantage Select	3.50% of each premium payment

Platinum Investor FlexDirector	3.50% of each premium payment

Platinum Investor I	3.50% of each premium payment

Platinum Investor II	3.50% of each premium payment

Platinum Investor III	3.50% of each premium payment

Platinum Investor IV	3.50% of each premium payment

Platinum Investor PLUS	3.50% of each premium payment

Platinum Investor Survivor	3.50% of each premium payment

Platinum Investor Survivor II	3.50% of each premium payment

Platinum Investor VIP	3.50% of each premium payment

Protection Advantage Select	3.50% of each premium payment

Executive Advantage®	The maximum charge is 9% of each premium payment.

Gallery Life	5% of each premium payment plus the state specific premium taxes.

46

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Gemstone Life *

5% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

Polaris Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.

Polaris Survivorship Life	Currently 5% for the first 10 policy years and 3% thereafter. The maximum charge allowed is 8% of each premium payment.

Flexible Premium VUL (Group)	5% of each premium payment plus the state specific premium taxes.

Flexible Premium Variable Universal Life Policy	5% of each premium payment plus the state specific premium taxes.

*

The target premium is an amount of premium that is approximately equal to the seven-pay premium, which is the maximum amount of premium that may be paid without the policy becoming a modified endowment contract.

Optional Rider Charge: Monthly charges are deducted if the contract owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are included as part of contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

Face Amount Increase Charge: AGL charges for an increase in the face amount of insurance. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Equibuilder, the face amount increase charge is $1.50 per $1,000 increase in the face amount of insurance up to a maximum charge of $300.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: Daily charges for the GMWB rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.75 percent, which may be increased to a maximum of 1.50 percent.

5.	Purchases and Sales of Investments

For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
AB VPS Balanced Hedged Allocation Portfolio Class A	$35,491	$14,636
AB VPS Growth and Income Portfolio Class A	363,121	114,909
AB VPS Intermediate Bond Portfolio Class A	1,402	24,209
AB VPS Large Cap Growth Portfolio Class A	3,948,434	341,685
AB VPS Small Cap Growth Portfolio Class A	261,918	20,366
AB VPS Sustainable Global Thematic Growth Portfolio Class A	212,222	191,515
Alger Capital Appreciation Portfolio Class I-2	3,019,009	2,689,225
Alger Mid Cap Growth Portfolio Class I-2	455,124	531,374
American Century VP Capital Appreciation Fund Class I	51,734	11,968
American Century VP Disciplined Core Value Fund Class 1	53,130	26,664
American Century VP Value Fund Class I	9,505,427	9,024,278
American Funds IS American High-Income Trust Class 2	194,383	163,243
American Funds IS Asset Allocation Fund Class 2	1,539,779	689,694
American Funds IS Global Growth Fund Class 2	679,866	156,392
American Funds IS Growth Fund Class 2	1,760,737	737,012
American Funds IS Growth-Income Fund Class 2	1,213,571	470,811
American Funds IS International Fund Class 2	560,481	126,706
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,009,808	1,263,099
BNY Mellon Stock Index Fund, Inc. Initial Shares	678,853	354,578
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	6,533,963	5,213,964
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	82,181	85,598
EQ/Common Stock Index Portfolio Class 1A	146,017	248,151
EQ/International Equity Index Portfolio Class 1A	9,756	21,305

47

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
EQ/Money Market Portfolio Class 1A	$1,852	$7,789
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	3,262	4,726
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	48,865	77,911
Fidelity VIP Asset Manager Growth Portfolio Initial Class	601,654	525,665
Fidelity VIP Asset Manager Portfolio Initial Class	1,179,395	1,040,007
Fidelity VIP Asset Manager Portfolio Service Class 2	1,290,744	1,125,854
Fidelity VIP Contrafund Portfolio Initial Class	2,775,955	3,205,053
Fidelity VIP Contrafund Portfolio Service Class 2	10,639,863	10,403,787
Fidelity VIP Equity-Income Portfolio Initial Class	2,202,525	2,454,127
Fidelity VIP Equity-Income Portfolio Service Class 2	8,450,030	9,468,115
Fidelity VIP Freedom 2020 Portfolio Service Class 2	107,191	172,541
Fidelity VIP Freedom 2025 Portfolio Service Class 2	177,981	99,267
Fidelity VIP Freedom 2030 Portfolio Service Class 2	1,909,616	1,776,819
Fidelity VIP Government Money Market Portfolio Initial Class	14,537,912	4,758,215
Fidelity VIP Government Money Market Portfolio Service Class 2	1,312,505	396,133
Fidelity VIP Growth Portfolio Initial Class	6,837,852	5,424,872
Fidelity VIP Growth Portfolio Service Class 2	10,620,169	9,280,619
Fidelity VIP High Income Portfolio Initial Class	189,840	241,203
Fidelity VIP Index 500 Portfolio Initial Class	1,408,530	3,078,465
Fidelity VIP Investment Grade Bond Portfolio Initial Class	279,444	325,491
Fidelity VIP Mid Cap Portfolio Service Class 2	3,519,468	3,147,595
Fidelity VIP Overseas Portfolio Initial Class	217,271	607,372
FTVIP Franklin Mutual Shares VIP Fund Class 2	1,877,534	1,373,614
FTVIP Franklin Small Cap Value VIP Fund Class 2	5,321,585	4,212,686
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	16,720	17,343
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	1,995,640	1,094,670
FTVIP Templeton Foreign VIP Fund Class 2	1,061,794	1,379,939
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	769,295	431,568
Invesco V.I. American Franchise Fund Series I	208,391	48,119
Invesco V.I. Conservative Balanced Fund Series I	611,509	242,668
Invesco V.I. Core Equity Fund Series I	3,022,339	2,047,105
Invesco V.I. EQV International Equity Fund Series 1	3,042,943	2,258,205
Invesco V.I. Global Fund Series I	3,087,744	1,520,304
Invesco V.I. Global Real Estate Fund Series I	83,795	36,343
Invesco V.I. Global Strategic Income Fund Series I	372	428
Invesco V.I. Government Securities Fund Series I	713	877
Invesco V.I. Growth and Income Fund Series I	4,042,052	3,735,807
Invesco V.I. High Yield Fund Series I	232,640	147,645
Invesco V.I. Main Street Fund Series I	318,824	34,604
Janus Henderson Enterprise Portfolio Service Shares	2,724,242	2,132,846
Janus Henderson Forty Portfolio Service Shares	370,730	101,352
Janus Henderson Global Research Portfolio Service Shares	1,265,467	951,215
Janus Henderson Overseas Portfolio Service Shares	4,892,326	4,331,801
JPMorgan Insurance Trust Core Bond Portfolio Class 1	338,008	378,352
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	149,083	133,429
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	1,521,548	973,038
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	103,792	37,470
MFS VIT Growth Series Initial Class	9,936,518	8,361,751
MFS VIT Investors Trust Series Initial Class	538,670	446,886
MFS VIT New Discovery Series Initial Class	4,046,118	1,861,092
MFS VIT Research Series Initial Class	3,101,574	2,253,581
MFS VIT Total Return Series Initial Class	644,416	564,269
MFS VIT Utilities Series Initial Class	649,714	616,984
MFS VIT II Core Equity Portfolio Initial Class	3,652,203	3,109,673
Morgan Stanley VIF Growth Portfolio Class I	5,334,629	3,370,603
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,633,282	2,705,502
Neuberger Berman AMT Short Duration Bond Portfolio Class I	2,232	2,067
Neuberger Berman AMT Sustainable Equity Portfolio Class I	55,149	12,782
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	646,176	235,793
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	83,060	76,184
PIMCO Real Return Portfolio Administrative Class	3,945,154	3,880,206
PIMCO Short-Term Portfolio Administrative Class	6,148,368	6,563,827
PIMCO Total Return Portfolio Administrative Class	4,185,562	3,200,889
Pioneer Fund VCT Portfolio Class I	562,408	1,288,180
Pioneer Mid Cap Value VCT Portfolio Class I	561,807	249,107

48

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Pioneer Select Mid Cap Growth VCT Portfolio Class I	$1,759,875	$1,232,066
Putnam VT Diversified Income Fund Class IB	883,520	878,712
Putnam VT Growth Opportunities Fund Class IB	56,426	38,239
Putnam VT International Value Fund Class IB	1,613,037	1,621,839
Putnam VT Large Cap Value Fund Class IB	4,988,790	4,220,921
Putnam VT Small Cap Value Fund Class IB	94,204	80,404
Putnam VT Sustainable Leaders Fund Class IB	47,675	32,777
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	39,855	21,581
SAST SA AB Growth Portfolio Class 1	1,391,977	891,809
SAST SA DFA Ultra Short Bond Portfolio Class 1	32,163	138,952
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	13,448	16,896
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	45,252	241,217
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	778,042	441,188
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	129,327	144,258
SAST SA Goldman Sachs Global Bond Portfolio Class 1	26,471	29,785
SAST SA Invesco Growth Opportunities Portfolio Class 1	32,360	3,761
SAST SA Invesco Main Street Large Cap Portfolio Class 1	113,707	73,648
SAST SA Janus Focused Growth Portfolio Class 1	209,623	81,638
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,275,844	749,672
SAST SA JPMorgan Emerging Markets Portfolio Class 1	27,388	23,388
SAST SA JPMorgan Equity-Income Portfolio Class 1	479,418	352,075
SAST SA JPMorgan Global Equities Portfolio Class 1	75,993	48,961
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	31,228	4,444
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	2,261,956	719,458
SAST SA MFS Blue Chip Growth Portfolio Class 1	15,292	8,054
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	146,461	42,519
SAST SA MFS Total Return Portfolio Class 1	131,425	95,719
SAST SA Morgan Stanley International Equities Portfolio Class 1	68,010	45,668
SAST SA PineBridge High-Yield Bond Portfolio Class 1	22,843	23,065
SAST SA Putnam International Growth and Income Portfolio Class 1	59,275	68,286
SAST SA Wellington Capital Appreciation Portfolio Class 1	1,510,294	284,598
SAST SA Wellington Capital Appreciation Portfolio Class 3	534,878	54,942
SAST SA Wellington Government and Quality Bond Portfolio Class 1	40,332	40,927
SAST SA Wellington Government and Quality Bond Portfolio Class 3	62,683	52,195
VALIC Company I Core Bond Fund	74,520	34,377
VALIC Company I Dynamic Allocation Fund	1,680,349	568,117
VALIC Company I Emerging Economies Fund	234,509	115,552
VALIC Company I Government Money Market I Fund	6,082,333	17,199,962
VALIC Company I International Equities Index Fund	2,494,016	2,093,602
VALIC Company I International Value Fund	38,683	24,070
VALIC Company I Mid Cap Index Fund	7,295,803	6,395,184
VALIC Company I Mid Cap Value Fund	60,764	60,752
VALIC Company I Nasdaq-100 Index Fund	5,402,958	5,513,870
VALIC Company I Science & Technology Fund	3,012,509	1,727,170
VALIC Company I Small Cap Index Fund	5,123,444	4,032,848
VALIC Company I Stock Index Fund	10,556,450	9,383,380
VALIC Company I U.S. Socially Responsible Fund	55,758	18,075
VanEck VIP Emerging Markets Fund Initial Class	41,891	11,761
VanEck VIP Global Resources Fund Initial Class	79,848	42,539
Vanguard VIF High Yield Bond Portfolio	1,864,787	1,578,883
Vanguard VIF Real Estate Index Portfolio	6,349,095	6,403,931

49

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2022, follows:

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	9,103		19.52	177,672	3.24		0.50		-19.39
AB VPS Growth and Income Portfolio Class A	18,596		95.20	1,770,325	1.35		0.50		-4.67
AB VPS Intermediate Bond Portfolio Class A	—		15.02	—	0.00		0.50		-4.13
AB VPS Large Cap Growth Portfolio Class A	502,708	35.31	57.78	29,364,827	0.00	0.10	0.50	-28.86	-28.58
AB VPS Small Cap Growth Portfolio Class A	10,800		49.11	530,335	0.00		0.50		-39.40
AB VPS Sustainable Global Thematic Growth Portfolio Class A	44,985	16.72	39.74	1,322,741	0.00	0.10	0.50	-27.35	-27.06
Alger Capital Appreciation Portfolio Class I-2	311,250	31.86	58.33	9,330,065	0.00	0.00	1.10	-37.22	-36.52
Alger Mid Cap Growth Portfolio Class I-2	139,141	21.31	43.22	3,038,541	0.00	0.00	0.50	-36.39	-36.07
American Century VP Capital Appreciation Fund Class I	7,691		38.22	293,931	0.00		0.10		-28.18
American Century VP Disciplined Core Value Fund Class 1	4,861		32.43	157,626	1.68		0.10		-12.82
American Century VP Value Fund Class I	544,184	43.06	43.62	16,532,284	2.02	0.00	0.75	-0.21	0.54
American Funds IS American High-Income Trust Class 2	105,538	13.09	13.53	1,279,218	7.43	0.20	0.70	-9.90	-9.45
American Funds IS Asset Allocation Fund Class 2	624,816	18.10	18.99	8,990,545	1.80	0.20	0.70	-14.01	-13.58
American Funds IS Global Growth Fund Class 2	169,450	22.07	23.16	2,790,886	0.63	0.20	0.70	-25.26	-24.89
American Funds IS Growth Fund Class 2	326,979	29.70	31.16	6,532,713	0.30	0.20	0.70	-30.43	-30.08
American Funds IS Growth-Income Fund Class 2	390,488	24.23	25.42	6,837,886	1.22	0.20	0.70	-17.07	-16.66
American Funds IS International Fund Class 2	177,889	12.62	13.19	1,899,628	1.69	0.20	0.70	-21.34	-20.94
BNY Mellon IP MidCap Stock Portfolio Initial Shares	143,420	28.09	36.30	3,930,665	0.69	0.10	0.70	-14.68	-14.16
BNY Mellon Stock Index Fund, Inc. Initial Shares	101,035	36.04	83.50	5,507,377	1.28	0.10	0.50	-18.72	-18.40
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	271,452	27.12	31.42	7,183,711	-3.51	0.10	0.75	-17.24	-16.70
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	4,878		98.50	480,482	0.00		0.75		-32.66
EQ/Common Stock Index Portfolio Class 1A	14,504		132.46	1,921,262	0.71		0.75		-20.07
EQ/International Equity Index Portfolio Class 1A	307		439.94	134,854	2.20		0.75		-12.56
EQ/Money Market Portfolio Class 1A	68		178.98	12,248	0.94		0.75		0.34
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	45		321.38	14,517	2.24		0.75		-13.58
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	723		520.51	376,272	1.12		0.75		-16.10
Fidelity VIP Asset Manager Growth Portfolio Initial Class	12,136		479.37	5,817,740	1.70		0.75		-17.50
Fidelity VIP Asset Manager Portfolio Initial Class	34,359	24.42	581.00	10,845,351	1.95	0.10	0.75	-15.57	-15.02
Fidelity VIP Asset Manager Portfolio Service Class 2	200,034	24.38	26.75	3,687,751	1.79	0.00	0.75	-15.78	-15.15
Fidelity VIP Contrafund Portfolio Initial Class	361,439	49.27	123.46	42,108,257	0.46	0.10	0.75	-26.86	-26.39
Fidelity VIP Contrafund Portfolio Service Class 2	1,254,816	26.77	49.60	35,458,051	0.24	0.00	1.10	-27.29	-26.49
Fidelity VIP Equity-Income Portfolio Initial Class	255,457		126.15	32,226,860	1.82		0.75		-5.67
Fidelity VIP Equity-Income Portfolio Service Class 2	765,987	23.31	43.49	19,124,245	1.65	0.00	1.10	-6.28	-5.24
Fidelity VIP Freedom 2020 Portfolio Service Class 2	12,228	18.72	27.93	233,558	1.73	0.00	0.45	-16.34	-15.97
Fidelity VIP Freedom 2025 Portfolio Service Class 2	36,375	20.07	30.49	741,849	1.74	0.00	0.45	-17.01	-16.64
Fidelity VIP Freedom 2030 Portfolio Service Class 2	137,491	18.73	32.68	2,940,151	1.62	0.00	1.10	-17.99	-17.09
Fidelity VIP Government Money Market Portfolio Initial Class	1,151,207	10.07	10.14	13,695,581	2.01	0.00	1.10	0.74	1.23
Fidelity VIP Government Money Market Portfolio Service Class 2	157,339	9.84	10.36	1,622,196	1.77	0.25	0.70	0.56	1.01
Fidelity VIP Growth Portfolio Initial Class	482,060	37.91	167.32	72,156,994	0.58	0.10	0.75	-25.02	-24.53
Fidelity VIP Growth Portfolio Service Class 2	730,782	31.32	62.16	26,453,003	0.33	0.00	0.70	-25.17	-24.64
Fidelity VIP High Income Portfolio Initial Class	19,317	25.34	323.06	1,735,324	4.84	0.10	0.75	-12.04	-11.46
Fidelity VIP Index 500 Portfolio Initial Class	348,525		116.43	40,578,068	1.38		0.75		-18.82
Fidelity VIP Investment Grade Bond Portfolio Initial Class	20,295	20.42	339.78	2,372,446	2.11	0.10	0.75	-13.61	-13.05
Fidelity VIP Mid Cap Portfolio Service Class 2	486,453	24.54	45.25	11,519,093	0.25	0.00	1.10	-15.90	-14.97
Fidelity VIP Overseas Portfolio Initial Class	22,574	31.34	437.15	6,074,911	0.93	0.50	0.75	-25.05	-24.86
FTVIP Franklin Mutual Shares VIP Fund Class 2	344,817	17.19	29.12	6,188,185	1.79	0.00	1.10	-8.44	-7.43
FTVIP Franklin Small Cap Value VIP Fund Class 2	318,474	24.80	44.11	7,861,992	0.99	0.00	1.10	-11.05	-10.06
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	680	27.50	28.52	19,326	0.00	0.25	0.50	-34.02	-33.86
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	225,652	12.22	13.97	2,657,889	2.36	0.10	0.70	-10.38	-9.84
FTVIP Templeton Foreign VIP Fund Class 2	306,634	11.26	18.14	3,324,304	2.80	0.10	0.75	-8.29	-7.70
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	106,347	33.92	35.95	3,754,625	0.00	0.10	0.50	-32.85	-32.58
Invesco V.I. American Franchise Fund Series I	21,146	27.18	27.97	584,673	0.00	0.10	0.50	-31.46	-31.18
Invesco V.I. Conservative Balanced Fund Series I	99,201	19.96	21.77	1,434,026	1.26	0.00	0.75	-17.48	-16.85
Invesco V.I. Core Equity Fund Series I	324,888	23.39	24.80	7,913,272	0.86	0.10	0.50	-20.94	-20.63
Invesco V.I. EQV International Equity Fund Series 1	479,666	13.55	25.36	7,390,954	1.54	0.00	1.10	-19.20	-18.31
Invesco V.I. Global Fund Series I	356,891	20.59	37.88	7,794,534	0.00	0.00	1.10	-32.51	-31.76
Invesco V.I. Global Real Estate Fund Series I	50,792	10.98	21.71	636,895	2.82	0.00	0.70	-25.46	-24.93
Invesco V.I. Global Strategic Income Fund Series I	31		10.56	326	0.00		0.25		-11.68
Invesco V.I. Government Securities Fund Series I	763	10.79	11.11	8,242	2.00	0.25	0.50	-10.74	-10.52
Invesco V.I. Growth and Income Fund Series I	426,195	38.50	40.34	10,827,720	1.58	0.00	0.75	-6.45	-5.75
Invesco V.I. High Yield Fund Series I	63,749	14.23	14.91	916,604	4.68	0.10	0.50	-10.01	-9.65
Invesco V.I. Main Street Fund Series I	21,825		32.70	713,635	1.40		0.10		-20.21
Janus Henderson Enterprise Portfolio Service Shares	218,571	28.31	65.72	7,417,232	0.08	0.00	0.70	-16.73	-16.15

50

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Janus Henderson Forty Portfolio Service Shares	54,172	27.90	54.63	1,386,984	0.05	0.00	0.70	-34.19	-33.73
Janus Henderson Global Research Portfolio Service Shares	149,107	16.34	22.40	3,264,433	0.84	0.10	0.70	-20.17	-19.69
Janus Henderson Overseas Portfolio Service Shares	613,640	10.18	11.95	7,031,736	0.00	0.00	1.10	-9.83	-8.84
JPMorgan Insurance Trust Core Bond Portfolio Class 1	332,110	10.38	14.63	3,419,989	0.00	0.00	0.70	-13.18	-12.58
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	9,044	47.77	50.46	442,065	0.00	0.10	0.50	-8.62	-8.25
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	115,521	29.91	43.40	3,344,635	0.00	0.10	0.75	-19.95	-19.43
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	7,064		56.54	399,416	0.00		0.10		-18.78
MFS VIT Growth Series Initial Class	350,145	39.64	51.63	27,113,408	0.00	0.10	0.75	-32.15	-31.70
MFS VIT Investors Trust Series Initial Class	8,431		374.14	3,154,524	0.00		0.75		-17.11
MFS VIT New Discovery Series Initial Class	230,098	32.99	60.84	6,934,898	0.00	0.00	1.10	-30.53	-29.76
MFS VIT Research Series Initial Class	146,183	51.96	410.08	9,136,996	0.46	0.00	0.75	-17.83	-17.21
MFS VIT Total Return Series Initial Class	20,654	22.96	354.46	4,487,081	1.64	0.25	0.75	-10.26	-9.81
MFS VIT Utilities Series Initial Class	11,942		667.79	7,974,565	2.36		0.75	0.00	0.00
MFS VIT II Core Equity Portfolio Initial Class	405,039	21.18	48.29	12,552,003	0.30	0.10	0.75	-17.89	-17.35
Morgan Stanley VIF Growth Portfolio Class I	95,866	36.01	46.38	3,363,578	0.00	0.10	0.75	-60.37	-60.11
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	252,636	21.92	47.46	6,646,906	0.00	0.00	0.70	-29.23	-28.73
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,270		13.27	43,407	3.78		0.10		-5.28
Neuberger Berman AMT Sustainable Equity Portfolio Class I	24,761	12.95	45.65	444,659	0.42	0.00	0.50	-18.86	-18.45
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	100,952	11.47	23.91	1,052,821	23.10	0.00	1.10	7.43	8.61
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	48,477	9.57	15.44	487,098	1.42	0.00	0.70	-11.62	-11.00
PIMCO Real Return Portfolio Administrative Class	491,982	16.83	20.58	6,961,976	6.97	0.00	0.75	-12.56	-11.90
PIMCO Short-Term Portfolio Administrative Class	435,034	10.92	12.86	5,184,483	1.66	0.00	1.10	-1.24	-0.15
PIMCO Total Return Portfolio Administrative Class	943,886	13.26	16.08	12,871,503	2.44	0.00	1.10	-15.24	-14.30
Pioneer Fund VCT Portfolio Class I	49,838	33.49	38.64	1,638,726	0.49	0.10	0.70	-20.06	-19.58
Pioneer Mid Cap Value VCT Portfolio Class I	38,551	24.24	38.35	965,818	1.95	0.00	0.50	-6.11	-5.64
Pioneer Select Mid Cap Growth VCT Portfolio Class I	84,389	32.16	34.09	2,838,193	0.00	0.10	0.50	-31.40	-31.13
Putnam VT Diversified Income Fund Class IB	237,959	18.85	20.43	4,301,269	6.47	0.00	0.75	-3.07	-2.35
Putnam VT Growth Opportunities Fund Class IB	13,525	6.70	6.80	91,507	0.00	0.25	0.50	-30.85	-30.68
Putnam VT International Value Fund Class IB	301,692	10.16	11.75	3,442,017	2.05	0.10	1.10	-7.83	-6.90
Putnam VT Large Cap Value Fund Class IB	600,905	31.10	32.97	15,715,274	1.44	0.10	0.50	-3.61	-3.23
Putnam VT Small Cap Value Fund Class IB	6,901	26.11	42.62	191,387	0.16	0.00	0.50	-13.41	-12.98
Putnam VT Sustainable Leaders Fund Class IB	2,048	41.82	43.12	87,697	0.49	0.25	0.50	-23.29	-23.10
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,104	19.32	20.27	155,427	0.50	0.20	0.70	-9.64	-9.19
SAST SA AB Growth Portfolio Class 1	183,634	39.08	39.37	7,176,189	0.00	0.10	0.25	-28.78	-28.67
SAST SA DFA Ultra Short Bond Portfolio Class 1	110,280	11.46	11.55	1,271,272	0.00	0.10	0.25	-1.78	-1.63
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	7,137	29.39	29.61	210,262	3.65	0.10	0.25	-14.49	-14.36
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	5,200	51.07	51.45	265,871	0.63	0.10	0.25	-27.13	-27.02
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	41,072	64.09	64.56	2,637,387	1.69	0.10	0.25	-1.59	-1.44
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	9,191	53.20	53.60	489,709	1.63	0.10	0.25	-7.93	-7.80
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,604	16.06	16.18	148,801	0.00	0.10	0.25	-19.14	-19.01
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,420	16.14	16.26	119,737	0.00	0.10	0.25	-35.53	-35.43
SAST SA Invesco Main Street Large Cap Portfolio Class 1	10,564	34.84	35.10	368,610	0.88	0.10	0.25	-20.39	-20.27
SAST SA Janus Focused Growth Portfolio Class 1	19,540		40.12	783,948	0.00		0.10		-33.61
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	236,228	16.35	30.76	4,681,073	1.10	0.00	0.70	-16.55	-15.96
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,016	26.74	26.94	295,002	2.65	0.10	0.25	-25.64	-25.52
SAST SA JPMorgan Equity-Income Portfolio Class 1	95,924	34.39	34.64	3,211,424	1.83	0.10	0.25	-2.08	-1.94
SAST SA JPMorgan Global Equities Portfolio Class 1	14,302	21.85	22.01	312,939	1.63	0.10	0.25	-16.03	-15.90
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,898	23.86	24.04	69,406	3.03	0.10	0.25	-13.35	-13.22
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	380,981	6.88	6.92	7,241,284	0.00	0.00	0.50	-27.43	-27.07
SAST SA MFS Blue Chip Growth Portfolio Class 1	2,876	20.82	20.97	60,237	0.00	0.10	0.25	-29.99	-29.88
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	15,680	36.07	36.34	565,823	1.11	0.10	0.25	-16.54	-16.41
SAST SA MFS Total Return Portfolio Class 1	22,437	34.84	35.09	783,827	1.50	0.10	0.25	-9.92	-9.78
SAST SA Morgan Stanley International Equities Portfolio Class 1	24,633	13.72	13.83	338,669	2.56	0.10	0.25	-14.20	-14.07
SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,410	28.95	29.16	272,846	5.58	0.10	0.25	-10.05	-9.91
SAST SA Putnam International Growth and Income Portfolio Class 1	25,590	17.76	17.89	455,336	1.63	0.10	0.25	-6.93	-6.79
SAST SA Wellington Capital Appreciation Portfolio Class 1	70,568	66.52	67.02	4,188,294	0.00	0.10	0.25	-36.50	-36.40
SAST SA Wellington Capital Appreciation Portfolio Class 3	45,003	26.35	27.64	797,298	0.00	0.20	0.70	-36.92	-36.60
SAST SA Wellington Government and Quality Bond Portfolio Class 1	14,035	18.14	18.27	254,990	1.25	0.10	0.25	-13.63	-13.50
SAST SA Wellington Government and Quality Bond Portfolio Class 3	60,561	9.68	10.15	585,682	0.96	0.20	0.70	-14.27	-13.84
VALIC Company I Core Bond Fund	37,966	10.95	11.49	413,257	1.15	0.20	0.70	-14.85	-14.42
VALIC Company I Dynamic Allocation Fund	574,272	14.33	15.03	7,412,559	3.17	0.20	0.70	-16.80	-16.38
VALIC Company I Emerging Economies Fund	48,898	9.83	10.31	478,702	3.23	0.20	0.70	-25.87	-25.50
VALIC Company I Government Money Market I Fund	—	9.01	10.53	—	0.25	0.00	1.10	-0.50	0.11
VALIC Company I International Equities Index Fund	350,742	17.44	21.13	4,179,505	0.12	0.00	0.75	-15.16	-14.52
VALIC Company I International Value Fund	19,276	9.96	11.28	192,143	1.64	0.25	0.70	-11.56	-11.16
VALIC Company I Mid Cap Index Fund	503,843	28.74	52.63	15,504,083	1.26	0.00	1.10	-14.30	-13.35
VALIC Company I Mid Cap Value Fund	13,105	20.15	21.14	213,136	0.32	0.20	0.70	-9.12	-8.66

51

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2022				For the Year Ended December 31, 2022
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Nasdaq-100 Index Fund	171,046	80.71	89.51	8,510,120	0.23	0.00	0.75	-33.31	-32.81
VALIC Company I Science & Technology Fund	123,742	60.48	73.82	4,575,303	0.00	0.00	0.75	-39.45	-39.00
VALIC Company I Small Cap Index Fund	351,834	39.63	42.82	8,625,061	0.75	0.00	0.75	-21.26	-20.66
VALIC Company I Stock Index Fund	725,928	41.35	52.01	23,208,971	1.19	0.00	0.75	-18.94	-18.33
VALIC Company I U.S. Socially Responsible Fund	8,296	25.57	26.82	170,170	0.64	0.20	0.70	-17.70	-17.28
VanEck VIP Emerging Markets Fund Initial Class	4,639		28.31	131,322	0.25		0.50		-24.75
VanEck VIP Global Resources Fund Initial Class	7,870		36.31	285,719	1.86		0.50		7.85
Vanguard VIF High Yield Bond Portfolio	275,240	17.82	27.48	5,505,556	4.74	0.00	1.10	-10.35	-9.36
Vanguard VIF Real Estate Index Portfolio	544,691	19.42	34.48	11,891,488	1.82	0.00	1.10	-27.10	-26.30

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	9,297		24.21	225,112	0.49		0.50		13.16
AB VPS Growth and Income Portfolio Class A	19,151		99.86	1,912,380	0.85		0.50		27.52
AB VPS Intermediate Bond Portfolio Class A	1,519		15.67	23,803	1.48		0.50		-1.94
AB VPS Large Cap Growth Portfolio Class A	504,202	49.44	81.23	41,375,489	0.00	0.10	0.50	28.33	28.84
AB VPS Small Cap Growth Portfolio Class A	10,824		81.03	877,094	0.00		0.50		8.91
AB VPS Sustainable Global Thematic Growth Portfolio Class A	48,510	22.92	54.70	1,979,292	0.00	0.10	0.50	22.26	22.75
Alger Capital Appreciation Portfolio Class I-2	317,031	50.75	91.90	15,262,542	0.00	0.00	1.10	17.82	19.13
Alger Mid Cap Growth Portfolio Class I-2	145,839	67.13	67.60	5,017,400	0.00	0.00	0.75	3.43	4.20
American Century VP Capital Appreciation Fund Class I	7,801		53.21	415,078	0.00		0.10		11.04
American Century VP Disciplined Core Value Fund Class 1	5,493		37.20	204,322	1.12		0.10		23.53
American Century VP Value Fund Class I	584,309	42.83	43.71	17,607,355	1.82	0.00	0.75	23.58	24.51
American Funds IS American High-Income Trust Class 2	111,292	14.53	14.95	1,488,284	4.68	0.20	0.70	7.66	8.20
American Funds IS Asset Allocation Fund Class 2	644,305	21.05	21.97	10,701,146	1.77	0.20	0.70	14.30	14.87
American Funds IS Global Growth Fund Class 2	158,913	29.53	30.83	3,474,984	0.35	0.20	0.70	15.61	16.19
American Funds IS Growth Fund Class 2	322,442	42.68	44.56	9,283,983	0.23	0.20	0.70	21.14	21.75
American Funds IS Growth-Income Fund Class 2	392,333	29.22	30.50	8,229,400	1.17	0.20	0.70	23.23	23.85
American Funds IS International Fund Class 2	166,122	16.04	16.68	2,243,005	2.57	0.20	0.70	-2.18	-1.69
AST SA PGI Asset Allocation Portfolio Class 1	—	38.77	38.99	—	3.10	0.10	0.25	15.12	15.27
BNY Mellon IP MidCap Stock Portfolio Initial Shares	155,754	32.73	42.54	4,929,436	0.64	0.10	0.70	25.00	25.76
BNY Mellon Stock Index Fund, Inc. Initial Shares	104,950	44.17	102.73	7,064,565	1.13	0.10	0.50	27.77	28.28
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	285,336	32.56	37.97	8,974,709	0.12	0.10	0.75	15.59	16.34
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	5,507		146.27	805,447	0.00		0.75		19.60
EQ/Common Stock Index Portfolio Class 1A	16,047		165.72	2,659,345	0.62		0.75		24.00
EQ/International Equity Index Portfolio Class 1A	337		503.16	169,636	2.58		0.75		10.12
EQ/Money Market Portfolio Class 1A	102		178.36	18,185	0.00		0.75		-0.56
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	50		371.90	18,739	1.30		0.75		-2.42
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	837		620.37	519,286	2.49		0.75		7.61
Fidelity VIP Asset Manager Growth Portfolio Initial Class	12,949		581.04	7,523,870	1.40		0.75		13.11
Fidelity VIP Asset Manager Portfolio Initial Class	37,278	28.74	688.15	13,753,542	1.70	0.10	0.75	9.10	9.81
Fidelity VIP Asset Manager Portfolio Service Class 2	210,498	28.95	31.53	4,556,682	1.39	0.00	0.75	8.86	9.68
Fidelity VIP Contrafund Portfolio Initial Class	381,703	66.93	168.81	60,822,109	0.06	0.10	0.75	26.88	27.71
Fidelity VIP Contrafund Portfolio Service Class 2	1,305,230	36.82	67.47	50,581,355	0.03	0.00	1.10	26.12	27.51
Fidelity VIP Equity-Income Portfolio Initial Class	269,140		133.73	35,992,521	1.93		0.75		23.96
Fidelity VIP Equity-Income Portfolio Service Class 2	848,811	24.87	45.89	22,342,913	1.73	0.00	1.10	23.24	24.60
Fidelity VIP Freedom 2020 Portfolio Service Class 2	17,963	22.38	33.24	407,680	0.85	0.00	0.45	8.77	9.26
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,751	24.18	36.58	874,933	0.91	0.00	0.45	10.05	10.55
Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,780	22.84	39.42	3,703,943	0.89	0.00	1.10	10.84	12.07
Fidelity VIP Government Money Market Portfolio Initial Class	180,001	11.81	167.85	3,915,883	0.01	0.10	0.75	-0.74	-0.09
Fidelity VIP Government Money Market Portfolio Service Class 2	69,064	9.78	10.21	705,825	0.02	0.20	0.70	-0.69	-0.19
Fidelity VIP Growth Portfolio Initial Class	508,683	50.23	223.15	101,755,599	0.00	0.10	0.75	22.29	23.09
Fidelity VIP Growth Portfolio Service Class 2	762,029	59.39	82.49	36,521,246	0.00	0.00	0.75	21.98	22.90
Fidelity VIP High Income Portfolio Initial Class	19,745	28.62	367.26	2,117,153	5.40	0.10	0.75	3.63	4.31
Fidelity VIP Index 500 Portfolio Initial Class	367,292		143.42	52,678,748	1.26		0.75		27.62
Fidelity VIP Investment Grade Bond Portfolio Initial Class	22,024	23.48	393.30	2,988,984	2.00	0.10	0.75	-1.35	-0.71
Fidelity VIP Mid Cap Portfolio Service Class 2	503,167	29.17	53.22	14,207,031	0.37	0.00	1.10	23.94	25.31
Fidelity VIP Overseas Portfolio Initial Class	23,873	41.71	583.24	8,719,060	0.52	0.50	0.75	18.80	19.10
FTVIP Franklin Mutual Shares VIP Fund Class 2	360,868	18.77	31.46	7,030,159	3.03	0.00	1.10	17.86	19.17
FTVIP Franklin Small Cap Value VIP Fund Class 2	337,903	27.88	49.05	9,439,652	1.04	0.00	1.10	24.00	25.37
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	956	41.68	43.13	40,566	0.00	0.25	0.50	9.46	9.74
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	155,868	13.55	15.96	2,049,517	2.62	0.10	0.75	-2.56	-1.92
FTVIP Templeton Foreign VIP Fund Class 2	341,923	12.20	19.78	4,030,519	1.87	0.10	0.75	3.38	4.05
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	116,124	50.51	53.33	6,088,036	0.00	0.10	0.50	21.32	21.80
Invesco V.I. American Franchise Fund Series I	21,731	39.66	40.64	874,894	0.00	0.10	0.50	11.37	11.81

52

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Conservative Balanced Fund Series I	81,298	24.19	26.18	1,428,807	0.00	0.00	0.75	9.81	10.63
Invesco V.I. Core Equity Fund Series I	344,276	29.59	31.24	10,493,878	0.00	0.10	0.50	27.10	27.61
Invesco V.I. EQV International Equity Fund Series 1	485,451	16.78	31.05	9,220,529	1.29	0.00	1.10	4.73	5.89
Invesco V.I. Global Fund Series I	347,509	30.52	55.52	11,328,958	0.00	0.00	1.10	14.23	15.49
Invesco V.I. Global Real Estate Fund Series I	48,116	14.72	28.92	812,207	0.00	0.00	0.70	24.83	25.71
Invesco V.I. Global Strategic Income Fund Series I	37		11.69	432	0.00		0.50		-3.89
Invesco V.I. Government Securities Fund Series I	791	12.09	12.41	9,562	2.40	0.25	0.50	-2.75	-2.51
Invesco V.I. Growth and Income Fund Series I	459,197	41.16	42.80	12,416,948	1.71	0.00	0.75	27.55	28.51
Invesco V.I. High Yield Fund Series I	61,065	15.81	16.50	973,850	4.61	0.10	0.50	3.86	4.28
Invesco V.I. Main Street Fund Series I	22,515		40.98	922,702	0.72		0.10		27.44
Janus Henderson Enterprise Portfolio Service Shares	243,118	34.00	78.38	9,784,945	0.23	0.00	0.70	15.73	16.54
Janus Henderson Forty Portfolio Service Shares	53,879	42.40	82.44	2,088,956	0.00	0.00	0.70	21.75	22.60
Janus Henderson Global Research Portfolio Service Shares	155,609	20.47	27.89	4,203,154	0.37	0.10	0.70	16.97	17.68
Janus Henderson Overseas Portfolio Service Shares	577,271	11.29	13.11	7,288,523	1.04	0.00	1.10	12.05	13.29
JPMorgan Insurance Trust Core Bond Portfolio Class 1	343,790	11.96	16.73	4,056,521	1.94	0.00	0.70	-2.04	-1.35
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	10,155	52.28	55.00	538,442	0.90	0.10	0.50	29.24	29.75
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	122,057	37.13	54.21	4,393,172	0.54	0.10	0.75	20.48	21.26
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	7,039		69.61	490,008	0.74		0.10		29.21
MFS VIT Growth Series Initial Class	376,527	58.04	76.09	42,533,322	0.00	0.10	0.75	22.61	23.41
MFS VIT Investors Trust Series Initial Class	9,344		451.39	4,217,568	0.62		0.75		25.87
MFS VIT New Discovery Series Initial Class	229,302	47.48	86.62	10,046,264	0.00	0.00	1.10	0.69	1.80
MFS VIT Research Series Initial Class	153,814	62.76	499.05	11,671,973	0.54	0.00	0.75	23.87	24.80
MFS VIT Total Return Series Initial Class	22,596	25.46	394.97	5,400,148	1.80	0.25	0.75	13.26	13.83
MFS VIT Utilities Series Initial Class	12,545		667.76	8,377,416	1.66		0.75		13.24
MFS VIT II Core Equity Portfolio Initial Class	436,617	25.63	58.81	16,387,313	0.43	0.10	0.75	24.38	25.19
Morgan Stanley VIF Growth Portfolio Class I	100,880	90.27	117.03	8,838,032	0.00	0.10	0.75	-0.64	0.00
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	261,753	61.08	66.60	9,798,663	0.00	0.00	0.75	12.15	12.99
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,383		14.01	47,408	2.64		0.10		0.64
Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,139	15.96	55.98	550,125	0.39	0.00	0.50	22.86	23.48
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,218	10.68	22.01	804,925	4.45	0.00	1.10	31.88	33.34
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	48,888	10.82	17.34	555,168	4.96	0.00	0.70	-4.83	-4.16
PIMCO Real Return Portfolio Administrative Class	522,699	19.10	23.54	8,436,564	4.65	0.00	0.75	4.80	5.59
PIMCO Short-Term Portfolio Administrative Class	482,749	11.06	12.88	5,731,436	1.14	0.00	1.10	-1.15	-0.06
PIMCO Total Return Portfolio Administrative Class	904,727	15.64	18.77	14,260,854	1.79	0.00	1.10	-2.35	-1.27
Pioneer Fund VCT Portfolio Class I	76,616	41.64	48.33	3,126,271	0.32	0.10	0.70	27.09	27.85
Pioneer Mid Cap Value VCT Portfolio Class I	42,750	26.91	40.64	1,140,644	0.96	0.00	0.75	28.70	29.67
Pioneer Select Mid Cap Growth VCT Portfolio Class I	87,953	46.88	49.50	4,231,530	0.00	0.10	0.50	7.53	7.96
Putnam VT Diversified Income Fund Class IB	255,644	19.30	21.08	4,787,993	0.66	0.00	0.75	-7.65	-6.95
Putnam VT Growth Opportunities Fund Class IB	13,532	9.69	9.81	131,598	0.00	0.25	0.50	22.04	22.35
Putnam VT International Value Fund Class IB	319,635	11.02	12.62	3,929,342	2.03	0.10	1.10	13.68	14.82
Putnam VT Large Cap Value Fund Class IB	634,776	32.26	34.07	17,103,587	1.24	0.10	0.50	26.67	27.18
Putnam VT Small Cap Value Fund Class IB	7,491	30.15	48.97	236,855	0.79	0.00	0.50	39.20	39.90
Putnam VT Sustainable Leaders Fund Class IB	2,045	54.51	56.07	112,956	0.14	0.25	0.50	22.92	23.22
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,403	21.38	22.32	175,934	1.55	0.20	0.70	26.21	26.84
SAST SA AB Growth Portfolio Class 1	200,658	54.88	55.20	11,005,298	0.00	0.10	0.25	28.48	28.67
SAST SA Columbia Technology Portfolio Class 1	—	18.54	18.65	—	0.00	0.10	0.25	30.67	30.84
SAST SA DFA Ultra Short Bond Portfolio Class 1	119,414	11.67	11.74	1,399,859	0.05	0.10	0.25	-0.77	-0.62
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	7,543	34.37	34.57	259,736	3.31	0.10	0.25	0.35	0.50
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	9,259	70.08	70.49	649,238	1.63	0.10	0.25	38.88	39.08
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	43,122	65.12	65.50	2,812,476	1.89	0.10	0.25	29.54	29.74
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	11,666	57.79	58.13	674,795	2.38	0.10	0.25	23.79	23.97
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,777	19.86	19.98	187,290	2.53	0.10	0.25	-7.54	-7.41
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,559	25.03	25.17	189,200	0.00	0.10	0.25	7.06	7.22
SAST SA Invesco Main Street Large Cap Portfolio Class 1	12,002	43.77	44.03	525,781	0.67	0.10	0.25	27.46	27.65
SAST SA Janus Focused Growth Portfolio Class 1	20,788		60.43	1,256,215	0.00		0.10		23.19
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	244,722	30.67	36.60	5,778,348	0.73	0.00	0.75	10.98	11.81
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,204	35.96	36.18	403,334	1.79	0.10	0.25	0.94	1.09
SAST SA JPMorgan Equity-Income Portfolio Class 1	104,534	35.12	35.33	3,574,304	1.90	0.10	0.25	25.50	25.69
SAST SA JPMorgan Global Equities Portfolio Class 1	15,808	26.02	26.18	411,783	1.73	0.10	0.25	23.01	23.20
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,852	27.54	27.70	51,077	2.55	0.10	0.25	-1.17	-1.02
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	400,004	9.48	9.49	10,366,881	0.00	0.00	0.50	-5.17	-5.10
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,158	29.73	29.91	94,352	0.21	0.10	0.25	28.66	28.85
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	16,334	43.22	43.47	706,139	0.67	0.10	0.25	26.59	26.78
SAST SA MFS Total Return Portfolio Class 1	23,875	38.67	38.90	925,247	1.53	0.10	0.25	13.75	13.92
SAST SA Morgan Stanley International Equities Portfolio Class 1	26,268	15.99	16.09	420,672	1.27	0.10	0.25	4.08	4.23
SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,979	32.18	32.37	321,575	5.02	0.10	0.25	5.76	5.91
SAST SA Putnam International Growth and Income Portfolio Class 1	27,911	19.08	19.19	533,403	2.12	0.10	0.25	14.70	14.87
SAST SA Wellington Capital Appreciation Portfolio Class 1	71,221	104.76	105.38	6,672,269	0.00	0.10	0.25	5.36	5.52

53

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Wellington Capital Appreciation Portfolio Class 3	34,753	41.77	43.61	973,758	0.00	0.20	0.70	4.64	5.16
SAST SA Wellington Government and Quality Bond Portfolio Class 1	14,430	21.00	21.12	303,396	1.65	0.10	0.25	-2.11	-1.96
SAST SA Wellington Government and Quality Bond Portfolio Class 3	61,015	11.29	11.78	685,118	0.00	0.20	0.70	-2.79	-2.30
SAST SA WellsCap Aggressive Growth Portfolio Class 1	—	34.86	78.82	—	0.00	0.00	0.50	6.53	7.07
VALIC Company I Core Bond Fund	34,956	12.86	13.42	433,025	0.00	0.20	0.70	-1.45	-0.96
VALIC Company I Dynamic Allocation Fund	568,912	17.22	17.98	8,778,372	1.67	0.20	0.70	9.43	9.97
VALIC Company I Emerging Economies Fund	44,873	13.26	13.84	589,975	1.50	0.20	0.70	0.49	0.99
VALIC Company I Government Money Market I Fund	1,109,965	9.05	10.52	11,117,630	0.01	0.00	1.10	-1.08	0.01
VALIC Company I International Equities Index Fund	324,922	20.56	24.72	4,563,131	1.16	0.00	0.75	10.20	11.03
VALIC Company I International Value Fund	17,908	11.21	12.75	200,974	1.56	0.25	0.70	6.29	6.77
VALIC Company I Mid Cap Index Fund	529,204	33.54	60.75	18,750,814	1.08	0.00	1.10	22.96	24.32
VALIC Company I Mid Cap Value Fund	14,394	22.17	23.14	254,223	0.51	0.20	0.70	26.78	27.41
VALIC Company I Nasdaq-100 Index Fund	187,539	97.27	133.22	14,036,774	0.28	0.00	0.75	25.98	26.93
VALIC Company I Science & Technology Fund	122,614	76.48	121.02	7,698,602	0.04	0.00	0.75	11.18	12.01
VALIC Company I Small Cap Index Fund	349,870	49.96	54.38	10,914,547	0.83	0.00	0.75	13.58	14.44
VALIC Company I Stock Index Fund	770,168	51.02	63.68	30,143,155	1.46	0.00	0.75	27.39	28.35
VALIC Company I U.S. Socially Responsible Fund	7,378	31.06	32.43	186,815	0.93	0.20	0.70	26.21	26.84
VALIC Company II Strategic Bond Fund	—	12.74	13.26	—	5.78	0.20	0.70	-0.53	-0.34
VanEck VIP Emerging Markets Fund Initial Class	4,513		37.62	169,752	0.95		0.50		-12.31
VanEck VIP Global Resources Fund Initial Class	7,030		33.66	236,649	0.45		0.50		18.33
Vanguard VIF High Yield Bond Portfolio	272,250	19.88	30.32	6,051,058	4.04	0.00	1.10	2.54	3.68
Vanguard VIF Real Estate Index Portfolio	576,958	26.64	46.78	17,236,311	1.97	0.00	1.10	38.67	40.21

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	9,346		21.40	199,980	2.19		0.50		8.87
AB VPS Growth and Income Portfolio Class A	19,623		78.31	1,536,730	1.32		0.50		2.21
AB VPS Intermediate Bond Portfolio Class A	1,602		15.98	25,595	3.16		0.50		5.43
AB VPS Large Cap Growth Portfolio Class A	507,220	38.37	63.29	32,392,495	0.00	0.10	0.50	34.81	35.35
AB VPS Small Cap Growth Portfolio Class A	11,167		74.40	830,859	0.00		0.50		53.22
AB VPS Sustainable Global Thematic Growth Portfolio Class A	50,507	18.67	44.74	1,663,885	0.59	0.10	0.50	38.72	39.27
Alger Capital Appreciation Portfolio Class I-2	297,914	43.07	77.14	12,356,372	0.00	0.00	1.10	40.20	41.75
Alger Mid Cap Growth Portfolio Class I-2	161,088	64.87	64.91	5,510,915	0.00	0.00	0.75	63.40	64.63
American Century VP Capital Appreciation Fund Class I	8,130		47.92	389,574	0.00		0.10		42.31
American Century VP Disciplined Core Value Fund Class 1	5,771		30.11	173,791	1.83		0.10		11.70
American Century VP Value Fund Class I	611,711	34.40	35.37	14,948,597	1.98	0.00	0.75	0.22	0.98
American Funds IS American High-Income Trust Class 2	93,793	13.50	13.81	1,161,636	10.11	0.20	0.70	7.19	7.73
American Funds IS Asset Allocation Fund Class 2	468,644	18.42	19.13	6,942,615	1.83	0.20	0.70	11.67	12.23
American Funds IS Global Growth Fund Class 2	152,109	25.55	26.54	2,864,272	0.38	0.20	0.70	29.56	30.20
American Funds IS Growth Fund Class 2	296,616	35.24	36.60	6,971,840	0.29	0.20	0.70	51.02	51.78
American Funds IS Growth-Income Fund Class 2	374,071	23.71	24.63	6,357,731	1.41	0.20	0.70	12.75	13.32
American Funds IS International Fund Class 2	155,226	16.40	16.97	2,131,305	0.71	0.20	0.70	13.18	13.75
AST SA PGI Asset Allocation Portfolio Class 1	9,009	33.68	33.83	303,802	2.44	0.10	0.25	9.63	9.79
BNY Mellon IP MidCap Stock Portfolio Initial Shares	165,719	26.03	38.84	4,155,515	0.70	0.10	0.75	7.30	8.00
BNY Mellon Stock Index Fund, Inc. Initial Shares	111,020	34.43	80.40	5,807,942	1.42	0.10	0.50	17.42	17.89
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	308,719	27.99	29.68	8,316,650	0.55	0.10	0.75	19.00	19.77
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	8,125		122.30	993,674	0.00		0.75		37.78
EQ/Common Stock Index Portfolio Class 1A	21,024		133.65	2,809,931	1.01		0.75		18.88
EQ/International Equity Index Portfolio Class 1A	571		456.93	261,132	1.63		0.75		3.06
EQ/Money Market Portfolio Class 1A	105		179.37	18,831	0.21		0.75		-0.54
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	53		381.11	20,383	1.64		0.75		14.01
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	957		576.51	551,561	2.03		0.75		10.43
Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,061		513.69	7,222,827	1.04		0.75		16.39
Fidelity VIP Asset Manager Portfolio Initial Class	37,082	26.17	630.76	12,040,995	1.42	0.10	0.75	14.01	14.76
Fidelity VIP Asset Manager Portfolio Service Class 2	229,493	26.60	28.75	4,515,366	1.22	0.00	0.75	13.68	14.54
Fidelity VIP Contrafund Portfolio Initial Class	409,646	52.41	133.05	51,476,464	0.24	0.10	0.75	29.59	30.44
Fidelity VIP Contrafund Portfolio Service Class 2	1,327,214	29.20	52.91	40,690,884	0.07	0.00	1.10	28.81	30.23
Fidelity VIP Equity-Income Portfolio Initial Class	289,433		107.88	31,224,792	1.62		0.75		5.90
Fidelity VIP Equity-Income Portfolio Service Class 2	846,780	20.18	36.83	17,930,083	1.47	0.00	1.10	5.28	6.44
Fidelity VIP Freedom 2020 Portfolio Service Class 2	18,324	20.57	30.42	381,192	0.93	0.00	0.45	14.21	14.72
Fidelity VIP Freedom 2025 Portfolio Service Class 2	31,513	21.97	33.09	699,934	0.84	0.00	0.45	15.16	15.68
Fidelity VIP Freedom 2030 Portfolio Service Class 2	146,485	20.61	35.17	3,309,069	0.92	0.00	1.10	15.37	16.64
Fidelity VIP Government Money Market Portfolio Initial Class	171,042	11.82	169.09	3,799,178	0.30	0.10	0.75	-0.43	0.22
Fidelity VIP Government Money Market Portfolio Service Class 2	134,978	9.85	10.23	1,381,631	0.20	0.20	0.70	-0.46	0.04
Fidelity VIP Growth Portfolio Initial Class	553,386	40.81	182.47	90,854,058	0.07	0.10	0.75	42.82	43.75

54

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Growth Portfolio Service Class 2	799,737	48.69	67.12	31,349,047	0.04	0.00	0.75	42.48	43.55
Fidelity VIP High Income Portfolio Initial Class	20,131	27.44	354.39	2,128,481	4.70	0.10	0.75	1.98	2.64
Fidelity VIP Index 500 Portfolio Initial Class	385,566		112.39	43,332,718	1.62		0.75		17.36
Fidelity VIP Investment Grade Bond Portfolio Initial Class	23,607	23.65	398.68	3,365,272	2.28	0.10	0.75	8.58	9.28
Fidelity VIP Mid Cap Portfolio Service Class 2	532,984	23.54	42.47	12,117,996	0.36	0.00	1.10	16.58	17.87
Fidelity VIP Overseas Portfolio Initial Class	25,535	35.02	490.93	8,084,538	0.41	0.50	0.75	14.75	15.04
FTVIP Franklin Mutual Shares VIP Fund Class 2	367,970	15.93	26.40	6,083,490	2.42	0.00	1.10	-6.08	-5.04
FTVIP Franklin Small Cap Value VIP Fund Class 2	354,169	22.49	39.12	7,997,455	1.27	0.00	1.10	4.04	5.19
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,353		38.08	51,520	0.00		0.50		54.32
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	204,914	13.82	16.38	2,762,837	3.95	0.10	0.75	3.06	3.73
FTVIP Templeton Foreign VIP Fund Class 2	340,880	11.72	19.13	3,884,754	2.89	0.10	0.75	-1.90	-1.26
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	123,199	41.63	43.24	5,303,755	0.09	0.20	0.50	39.81	40.22
Invesco V.I. American Franchise Fund Series I	22,052	35.61	36.34	795,624	0.07	0.10	0.50	41.64	42.21
Invesco V.I. Conservative Balanced Fund Series I	89,737	22.03	23.66	1,429,125	2.19	0.00	0.75	14.00	14.86
Invesco V.I. Core Equity Fund Series I	364,666	23.28	24.48	8,641,820	1.24	0.10	0.50	13.28	13.74
Invesco V.I. EQV International Equity Fund Series 1	490,361	16.02	29.32	8,910,059	2.11	0.00	1.10	12.75	14.00
Invesco V.I. Global Fund Series I	353,724	26.72	48.07	10,103,855	0.63	0.00	1.10	26.24	27.64
Invesco V.I. Global Real Estate Fund Series I	45,942	11.80	23.00	624,203	4.83	0.00	0.70	-12.93	-12.32
Invesco V.I. Global Strategic Income Fund Series I	39		12.16	479	5.04		0.50		2.89
Invesco V.I. Government Securities Fund Series I	816		12.43	10,139	2.43		0.50		5.74
Invesco V.I. Growth and Income Fund Series I	487,210	32.27	33.31	10,255,446	2.01	0.00	0.75	1.33	2.09
Invesco V.I. High Yield Fund Series I	65,841	15.22	15.67	1,005,249	5.50	0.20	0.50	2.80	3.11
Invesco V.I. Main Street Fund Series I	22,794		32.16	733,001	1.41		0.10		13.83
Janus Henderson Enterprise Portfolio Service Shares	231,136	67.26	68.00	8,518,410	0.00	0.00	0.75	18.29	19.18
Janus Henderson Forty Portfolio Service Shares	53,497	34.82	67.24	1,698,223	0.17	0.00	0.70	38.06	39.03
Janus Henderson Global Research Portfolio Service Shares	168,736	17.50	23.70	3,835,385	0.50	0.10	0.70	18.93	19.64
Janus Henderson Overseas Portfolio Service Shares	642,381	10.08	11.57	7,224,208	1.00	0.00	1.10	14.75	16.02
JPMorgan Insurance Trust Core Bond Portfolio Class 1	271,303	12.21	16.96	3,262,989	1.86	0.00	0.70	7.09	7.84
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	11,850	40.45	42.39	482,175	1.46	0.10	0.50	-0.13	0.27
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	126,120	30.23	45.00	3,748,836	0.79	0.20	0.75	12.84	13.46
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	7,188		53.87	387,243	0.75		0.10		25.14
MFS VIT Growth Series Initial Class	412,757	47.03	59.51	38,044,030	0.00	0.10	0.75	30.87	31.73
MFS VIT Investors Trust Series Initial Class	10,277		358.62	3,685,435	0.59		0.75		13.02
MFS VIT New Discovery Series Initial Class	254,191	47.16	85.08	11,221,056	0.00	0.00	1.10	44.29	45.89
MFS VIT Research Series Initial Class	162,314	43.37	50.29	10,263,625	0.67	0.00	0.75	15.72	16.59
MFS VIT Total Return Series Initial Class	25,370	21.67	348.72	5,106,241	2.13	0.50	0.75	8.99	9.27
MFS VIT Utilities Series Initial Class	13,944		589.69	8,222,528	2.29		0.75		5.11
MFS VIT II Core Equity Portfolio Initial Class	478,673	20.36	47.29	14,510,138	0.67	0.20	0.75	17.82	18.47
Morgan Stanley VIF Growth Portfolio Class I	113,144	90.27	111.19	9,920,974	0.00	0.10	0.75	115.69	117.09
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	270,180	54.47	58.94	9,055,584	0.00	0.00	0.75	38.94	39.98
Neuberger Berman AMT Short Duration Bond Portfolio Class I	3,568		13.92	49,686	2.82		0.10		3.35
Neuberger Berman AMT Sustainable Equity Portfolio Class I	25,920	12.99	45.33	457,181	0.59	0.00	0.50	18.97	19.56
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	88,010	8.10	16.51	583,878	5.51	0.00	1.10	0.24	1.35
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	42,381	11.37	18.10	506,300	2.43	0.00	0.70	9.35	10.12
PIMCO Real Return Portfolio Administrative Class	569,630	18.09	22.46	8,849,841	1.48	0.00	0.75	10.88	11.71
PIMCO Short-Term Portfolio Administrative Class	452,081	11.19	12.89	5,434,342	1.23	0.00	1.10	1.12	2.24
PIMCO Total Return Portfolio Administrative Class	892,854	16.02	19.01	14,647,654	2.16	0.00	1.10	7.46	8.65
Pioneer Fund VCT Portfolio Class I	55,909	32.57	38.03	1,773,793	0.74	0.10	0.70	23.41	24.16
Pioneer Mid Cap Value VCT Portfolio Class I	44,058	20.91	31.34	907,496	1.06	0.00	0.75	1.37	2.14
Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,252	43.60	45.85	4,315,429	0.00	0.10	0.50	38.48	39.03
Putnam VT Diversified Income Fund Class IB	273,752	20.74	22.82	5,552,581	7.28	0.00	0.75	-1.64	-0.90
Putnam VT Growth Opportunities Fund Class IB	41,380		7.94	328,451	0.04		0.50		38.02
Putnam VT International Value Fund Class IB	323,916	9.69	10.99	3,470,346	2.15	0.10	1.10	2.80	3.84
Putnam VT Large Cap Value Fund Class IB	676,476	25.47	26.79	14,265,927	1.53	0.10	0.50	5.28	5.70
Putnam VT Small Cap Value Fund Class IB	8,070	21.66	35.01	180,270	0.90	0.00	0.50	3.44	3.96
Putnam VT Sustainable Leaders Fund Class IB	2,077	44.35	45.50	92,797	0.32	0.25	0.50	28.10	28.42
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	10,789	16.94	17.60	143,819	0.00	0.20	0.70	4.71	5.23
SAST SA AB Growth Portfolio Class 1	213,911	42.72	42.90	9,128,125	0.00	0.10	0.25	35.28	35.48
SAST SA Columbia Technology Portfolio Class 1	26,243	14.19	14.25	373,083	0.24	0.10	0.25	45.37	45.59
SAST SA DFA Ultra Short Bond Portfolio Class 1	122,238	11.76	11.81	1,442,320	2.35	0.10	0.25	-0.04	0.11
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	6,883	34.25	34.40	235,918	2.97	0.10	0.25	8.75	8.91
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,555	50.46	50.68	381,462	1.83	0.10	0.25	-1.35	-1.20
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	46,357	50.27	50.49	2,332,881	1.83	0.10	0.25	-1.52	-1.37
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	11,805	46.68	46.89	551,489	2.19	0.10	0.25	7.24	7.40
SAST SA Goldman Sachs Global Bond Portfolio Class 1	9,479	21.48	21.58	196,046	0.45	0.10	0.25	11.56	11.73
SAST SA Invesco Growth Opportunities Portfolio Class 1	7,682	23.38	23.48	179,604	0.00	0.10	0.25	55.44	55.67
SAST SA Invesco Main Street Large Cap Portfolio Class 1	12,339	34.34	34.49	424,042	0.78	0.10	0.25	13.10	13.27
SAST SA Janus Focused Growth Portfolio Class 1	24,927		49.05	1,222,773	0.07		0.10		38.86

55

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	225,228	27.64	32.74	4,818,696	2.07	0.00	0.75	13.48	14.34
SAST SA JPMorgan Emerging Markets Portfolio Class 1	11,756	35.63	35.79	419,144	1.46	0.10	0.25	16.11	16.29
SAST SA JPMorgan Equity-Income Portfolio Class 1	109,251	27.99	28.11	2,974,267	1.92	0.10	0.25	2.96	3.11
SAST SA JPMorgan Global Equities Portfolio Class 1	16,830	21.15	21.25	356,296	1.22	0.10	0.25	9.49	9.66
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,880	27.86	27.98	52,427	3.42	0.10	0.25	8.10	8.27
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	120,821	51.66	51.89	4,937,756	0.16	0.10	0.25	48.17	48.39
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,389	23.11	23.21	78,598	0.58	0.10	0.25	30.36	30.55
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	18,233	34.14	34.29	622,869	0.64	0.10	0.25	14.05	14.22
SAST SA MFS Total Return Portfolio Class 1	24,273	34.00	34.15	826,502	1.89	0.10	0.25	9.33	9.49
SAST SA Morgan Stanley International Equities Portfolio Class 1	25,729	15.37	15.43	395,720	1.49	0.10	0.25	11.22	11.39
SAST SA PineBridge High-Yield Bond Portfolio Class 1	10,235	30.43	30.56	311,767	5.81	0.10	0.25	7.80	7.96
SAST SA Putnam International Growth and Income Portfolio Class 1	28,163	16.64	16.71	469,063	2.07	0.10	0.25	3.49	3.64
SAST SA Wellington Capital Appreciation Portfolio Class 1	70,945	99.42	99.86	6,272,205	0.00	0.10	0.25	64.12	64.37
SAST SA Wellington Capital Appreciation Portfolio Class 3	33,593	39.92	41.47	927,206	0.00	0.20	0.70	62.97	63.79
SAST SA Wellington Government and Quality Bond Portfolio Class 1	11,468	21.45	21.54	245,993	2.08	0.10	0.25	6.84	7.00
SAST SA Wellington Government and Quality Bond Portfolio Class 3	47,327	11.61	12.06	544,623	2.48	0.20	0.70	6.13	6.66
SAST SA WellsCap Aggressive Growth Portfolio Class 1	143,767	48.31	73.61	5,696,050	0.00	0.00	0.75	61.74	62.95
VALIC Company I Dynamic Allocation Fund	512,661	15.74	16.35	7,202,276	1.89	0.20	0.70	10.31	10.86
VALIC Company I Emerging Economies Fund	34,192	13.19	13.70	445,724	1.60	0.20	0.70	14.67	15.24
VALIC Company I Government Money Market I Fund	1,263,613	9.15	10.51	12,677,171	0.17	0.00	1.10	-0.88	0.22
VALIC Company I International Equities Index Fund	279,915	18.65	22.26	3,541,441	2.43	0.00	0.75	6.58	7.38
VALIC Company I International Value Fund	16,176	10.50	12.00	170,050	1.77	0.25	0.70	4.21	4.68
VALIC Company I Mid Cap Index Fund	551,970	27.28	48.86	16,131,614	1.27	0.00	1.10	12.06	13.30
VALIC Company I Mid Cap Value Fund	10,102	17.48	18.16	146,944	0.77	0.20	0.70	2.92	3.43
VALIC Company I Nasdaq-100 Index Fund	185,559	69.02	77.21	11,316,911	0.67	0.00	0.75	46.84	47.94
VALIC Company I Science & Technology Fund	131,394	68.79	108.04	7,683,701	0.00	0.00	0.75	55.65	56.82
VALIC Company I Small Cap Index Fund	312,262	43.65	47.87	8,605,861	1.39	0.00	0.75	18.59	19.48
VALIC Company I Stock Index Fund	815,306	40.05	49.62	25,095,341	1.75	0.00	0.75	17.11	17.99
VALIC Company I U.S. Socially Responsible Fund	6,927	24.61	25.57	138,183	1.15	0.20	0.70	15.04	15.62
VALIC Company II Strategic Bond Fund	29,802	12.81	13.31	366,987	4.15	0.20	0.70	7.63	8.17
VanEck VIP Emerging Markets Fund Initial Class	4,674		42.90	200,519	1.83		0.50		16.67
VanEck VIP Global Resources Fund Initial Class	7,350		28.45	209,091	0.88		0.50		18.52
Vanguard VIF High Yield Bond Portfolio	257,078	19.39	29.25	5,596,270	5.41	0.00	1.10	4.52	5.67
Vanguard VIF Real Estate Index Portfolio	586,643	19.21	33.36	12,544,401	2.41	0.00	1.10	-5.89	-4.85

	December 31, 2019				For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AB VPS Balanced Hedged Allocation Portfolio Class A	9,135		19.65	179,548	0.00		0.50		17.94
AB VPS Growth and Income Portfolio Class A	23,150		76.62	1,773,682	0.00		0.50		23.30
AB VPS Intermediate Bond Portfolio Class A	1,732		15.15	26,241	0.00		0.50		7.66
AB VPS Large Cap Growth Portfolio Class A	513,128	28.35	46.95	24,275,974	0.00	0.10	0.50	34.02	34.56
AB VPS Small Cap Growth Portfolio Class A	11,654		48.56	565,922	0.00		0.50		35.72
AB VPS Sustainable Global Thematic Growth Portfolio Class A	54,375	13.41	32.25	1,308,315	0.00	0.10	0.50	29.51	30.03
Alger Capital Appreciation Portfolio Class I-2	291,367	30.72	54.42	9,351,752	0.00	0.00	1.10	32.12	33.58
Alger Mid Cap Growth Portfolio Class I-2	164,124	39.41	39.72	3,437,812	0.00	0.00	0.75	29.28	30.26
American Century VP Capital Appreciation Fund Class I	8,289		33.67	279,113	0.00		0.10		35.43
American Century VP Disciplined Core Value Fund Class 1	5,973		26.96	161,024	0.44		0.10		23.83
American Century VP Value Fund Class I	652,422	34.06	35.29	16,105,554	2.13	0.00	0.75	26.08	27.03
American Funds IS American High-Income Trust Class 2	49,880	12.59	12.82	584,058	7.19	0.20	0.70	11.77	12.33
American Funds IS Asset Allocation Fund Class 2	259,425	16.49	17.04	3,594,184	2.13	0.20	0.70	20.39	20.99
American Funds IS Global Growth Fund Class 2	78,701	19.72	20.38	1,222,981	1.24	0.20	0.70	34.33	35.01
American Funds IS Growth Fund Class 2	226,545	23.33	24.12	3,701,516	0.87	0.20	0.70	29.86	30.51
American Funds IS Growth-Income Fund Class 2	254,489	21.03	21.73	3,966,295	1.88	0.20	0.70	25.26	25.88
American Funds IS International Fund Class 2	77,071	14.49	14.92	946,867	1.71	0.20	0.70	22.03	22.64
AST SA PGI Asset Allocation Portfolio Class 1	9,173	30.72	30.81	282,038	0.00	0.10	0.25	20.20	20.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	183,177	23.82	36.20	4,266,195	0.67	0.20	0.75	19.28	19.94
BNY Mellon Stock Index Fund, Inc. Initial Shares	112,604	29.20	68.47	5,123,079	0.41	0.10	0.50	30.00	30.52
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	327,113	23.10	24.95	7,354,635	0.00	0.20	0.75	20.87	21.53
EQ/Advisors Multimanager Aggressive Equity Portfolio Class 1A	8,662		88.76	768,854	0.71		0.75		32.35
EQ/Common Stock Index Portfolio Class 1A	22,984		112.43	2,584,070	1.34		0.75		29.26
EQ/International Equity Index Portfolio Class 1A	651		443.38	288,461	2.65		0.75		21.23
EQ/Money Market Portfolio Class 1A	111		180.35	20,108	0.08		0.75		0.76
EQ Premier VIP EQ/Core Plus Bond Portfolio Class A	88		334.29	29,347	2.08		0.75		6.11
EQ Premier VIP EQ/Moderate Allocation Portfolio Class A	1,067		522.06	556,912	1.56		0.75		14.67
Fidelity VIP Asset Manager Growth Portfolio Initial Class	14,985		441.36	6,613,810	1.48		0.75		21.91

56

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Asset Manager Portfolio Initial Class	41,230	22.81	553.24	11,362,509	1.71	0.10	0.75	17.37	18.13
Fidelity VIP Asset Manager Portfolio Service Class 2	247,336	23.40	25.10	4,263,300	1.62	0.00	0.75	17.13	18.01
Fidelity VIP Contrafund Portfolio Initial Class	440,562	40.18	102.67	42,751,380	0.34	0.10	0.75	30.60	31.45
Fidelity VIP Contrafund Portfolio Service Class 2	1,384,642	22.67	40.63	33,661,127	0.22	0.00	1.10	29.84	31.27
Fidelity VIP Equity-Income Portfolio Initial Class	313,223		101.87	31,909,561	1.52		0.75		26.49
Fidelity VIP Equity-Income Portfolio Service Class 2	882,628	19.17	34.60	18,088,082	1.86	0.00	1.10	25.72	27.11
Fidelity VIP Freedom 2020 Portfolio Service Class 2	21,469	18.01	26.52	390,288	1.79	0.00	0.45	19.34	19.88
Fidelity VIP Freedom 2025 Portfolio Service Class 2	41,219	18.88	28.60	791,771	1.99	0.00	0.70	20.66	21.51
Fidelity VIP Freedom 2030 Portfolio Service Class 2	155,511	17.86	30.16	3,031,071	1.85	0.00	1.10	22.75	24.11
Fidelity VIP Government Money Market Portfolio Initial Class	134,695	11.79	169.82	3,236,128	0.13	0.10	0.75	1.24	1.90
Fidelity VIP Government Money Market Portfolio Service Class 2	181,390	9.90	10.23	1,863,271	0.69	0.20	0.70	1.04	1.55
Fidelity VIP Growth Portfolio Initial Class	598,554	28.39	127.77	69,113,633	0.16	0.10	0.75	33.31	34.18
Fidelity VIP Growth Portfolio Service Class 2	786,010	34.17	46.76	22,218,119	0.06	0.00	0.75	32.98	33.98
Fidelity VIP High Income Portfolio Initial Class	21,285	26.74	347.52	2,291,072	4.21	0.10	0.75	14.25	14.99
Fidelity VIP Index 500 Portfolio Initial Class	414,896		95.77	39,733,040	1.38		0.75		30.37
Fidelity VIP Investment Grade Bond Portfolio Initial Class	25,150	21.64	367.19	3,004,195	2.27	0.10	0.75	8.85	9.56
Fidelity VIP Mid Cap Portfolio Service Class 2	444,262	20.19	36.03	9,728,732	0.70	0.00	1.10	21.82	23.17
Fidelity VIP Overseas Portfolio Initial Class	26,858	30.45	427.82	7,528,776	1.61	0.50	0.75	26.81	27.13
FTVIP Franklin Mutual Shares VIP Fund Class 2	387,388	16.96	27.80	6,990,565	1.89	0.00	1.10	21.23	22.57
FTVIP Franklin Small Cap Value VIP Fund Class 2	340,926	21.61	37.19	7,866,199	1.05	0.00	1.10	24.97	26.35
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,498		24.68	36,954	0.00		0.50		30.78
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	117,941	13.17	15.89	1,573,882	2.73	0.20	0.75	4.44	5.02
FTVIP Templeton Foreign VIP Fund Class 2	380,450	11.73	19.50	4,409,037	1.72	0.20	0.75	11.69	12.30
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	130,777	29.78	30.83	4,016,873	0.30	0.20	0.50	34.85	35.26
Invesco V.I. American Franchise Fund Series I	24,603	25.14	25.56	625,477	0.00	0.10	0.50	36.07	36.62
Invesco V.I. Conservative Balanced Fund Series I	92,036	19.32	20.60	1,283,827	2.33	0.00	0.75	16.64	17.51
Invesco V.I. Core Equity Fund Series I	393,150	20.55	21.28	8,163,616	0.96	0.20	0.50	28.32	28.71
Invesco V.I. EQV International Equity Fund Series 1	520,538	14.21	25.72	8,415,497	1.54	0.00	1.10	27.17	28.57
Invesco V.I. Global Fund Series I	364,965	21.16	37.66	8,481,067	0.87	0.00	1.10	30.35	31.79
Invesco V.I. Global Real Estate Fund Series I	35,927	13.55	26.24	593,951	4.77	0.00	0.70	22.14	23.00
Invesco V.I. Global Strategic Income Fund Series I	50		11.82	593	5.46		0.50		10.25
Invesco V.I. Government Securities Fund Series I	879		11.75	10,327	2.33		0.50		5.54
Invesco V.I. Growth and Income Fund Series I	468,695	31.84	32.62	10,106,364	1.86	0.00	0.75	24.26	25.19
Invesco V.I. High Yield Fund Series I	69,930	14.81	15.20	1,038,324	4.23	0.20	0.50	12.94	13.28
Invesco V.I. Main Street Fund Series I	23,214		28.25	655,807	0.00		0.10		31.95
Janus Henderson Enterprise Portfolio Service Shares	260,287	56.43	57.48	8,265,729	0.05	0.00	0.75	34.15	35.16
Janus Henderson Forty Portfolio Service Shares	30,158	25.22	48.36	881,536	0.02	0.00	0.70	35.90	36.85
Janus Henderson Global Research Portfolio Service Shares	172,281	19.58	22.34	3,288,452	0.86	0.20	0.75	27.75	28.46
Janus Henderson Overseas Portfolio Service Shares	738,332	8.78	9.98	7,210,325	1.83	0.00	1.10	25.32	26.71
JPMorgan Insurance Trust Core Bond Portfolio Class 1	166,374	11.40	15.73	1,919,775	2.42	0.00	0.70	7.42	8.18
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	18,033	39.44	41.82	735,488	1.59	0.20	0.75	25.81	26.51
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	134,603	26.65	39.88	3,528,388	0.41	0.20	0.75	23.65	24.33
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	8,096		43.05	348,551	0.00		0.10		31.62
MFS VIT Growth Series Initial Class	448,318	35.29	45.47	31,104,500	0.00	0.20	0.75	37.12	37.87
MFS VIT Investors Trust Series Initial Class	10,855		317.32	3,444,515	0.00		0.75		30.60
MFS VIT New Discovery Series Initial Class	218,357	32.68	58.32	6,929,746	0.00	0.00	1.10	40.15	41.70
MFS VIT Research Series Initial Class	163,953	37.48	43.13	9,550,685	0.44	0.00	0.75	31.95	32.95
MFS VIT Total Return Series Initial Class	27,592	19.83	319.95	5,026,339	0.21	0.50	0.75	19.48	19.78
MFS VIT Utilities Series Initial Class	15,123		561.02	8,484,108	0.00		0.75		24.13
MFS VIT II Core Equity Portfolio Initial Class	502,755	16.74	17.18	12,971,471	0.45	0.20	0.75	32.20	32.93
Morgan Stanley VIF Growth Portfolio Class I	117,398	41.10	51.55	4,708,577	0.00	0.20	0.75	30.82	31.54
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	275,120	39.20	42.11	6,866,553	0.00	0.00	0.75	31.76	32.75
Neuberger Berman AMT Short Duration Bond Portfolio Class I	4,621		13.47	62,253	0.00		0.10		3.58
Neuberger Berman AMT Sustainable Equity Portfolio Class I	28,121	23.53	37.92	405,849	0.27	0.00	0.70	25.01	25.88
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	103,793	8.08	16.29	638,851	4.56	0.00	1.10	10.21	11.43
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	34,086	10.40	16.43	379,069	2.39	0.00	0.70	5.38	6.12
PIMCO Real Return Portfolio Administrative Class	539,109	16.19	20.26	7,579,608	1.66	0.00	0.75	7.63	8.44
PIMCO Short-Term Portfolio Administrative Class	368,021	11.07	12.60	4,371,680	2.51	0.00	1.10	1.67	2.80
PIMCO Total Return Portfolio Administrative Class	829,145	14.90	17.49	12,898,225	3.01	0.00	1.10	7.17	8.36
Pioneer Fund VCT Portfolio Class I	67,449	25.93	30.81	1,719,428	1.05	0.20	0.70	30.42	31.07
Pioneer Mid Cap Value VCT Portfolio Class I	47,037	20.62	30.69	950,313	1.37	0.00	0.75	27.48	28.44
Pioneer Select Mid Cap Growth VCT Portfolio Class I	97,512	31.48	32.60	3,103,723	0.00	0.20	0.50	32.42	32.82
Putnam VT Diversified Income Fund Class IB	296,872	19.25	20.93	6,083,964	3.29	0.00	0.75	10.40	11.23
Putnam VT Growth Opportunities Fund Class IB	41,313		5.75	237,590	0.13		0.50		36.06
Putnam VT International Value Fund Class IB	340,563	9.43	10.47	3,538,249	2.66	0.20	1.10	18.91	19.98
Putnam VT Large Cap Value Fund Class IB	705,479	25.05	27.79	14,038,302	2.03	0.20	0.75	29.43	30.14
Putnam VT Small Cap Value Fund Class IB	9,006	20.67	33.67	193,870	0.67	0.00	0.70	23.37	24.24
Putnam VT Sustainable Leaders Fund Class IB	1,548		34.62	53,579	0.46		0.50		35.68

57

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,576	16.18	16.72	62,563	1.16	0.20	0.70	24.20	24.82
SAST SA AB Growth Portfolio Class 1	236,793	31.58	31.67	7,466,841	0.00	0.10	0.25	34.54	34.74
SAST SA Columbia Technology Portfolio Class 1	30,562	9.76	9.79	298,977	0.00	0.10	0.25	55.26	55.49
SAST SA DFA Ultra Short Bond Portfolio Class 1	45,992	11.76	11.80	541,676	0.00	0.10	0.25	2.02	2.17
SAST SA Federated Hermes Corporate Bond Portfolio Class 1	12,126	31.49	31.58	382,383	0.00	0.10	0.25	14.59	14.76
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	7,659	51.15	51.30	391,975	0.00	0.10	0.25	25.90	26.09
SAST SA Franklin BW U.S. Large Cap Value Portfolio Class 1	50,973	51.04	51.19	2,603,629	0.00	0.10	0.25	25.37	25.56
SAST SA Franklin Systematic U.S. Large Cap Value Portfolio Class 1	12,070	43.53	43.66	525,615	0.00	0.10	0.25	24.47	24.66
SAST SA Goldman Sachs Global Bond Portfolio Class 1	17,482	19.26	19.31	329,522	0.00	0.10	0.25	6.60	6.76
SAST SA Invesco Growth Opportunities Portfolio Class 1	9,634	15.04	15.08	144,960	0.00	0.10	0.25	28.65	28.84
SAST SA Invesco Main Street Large Cap Portfolio Class 1	21,346	30.36	30.45	648,366	0.00	0.10	0.25	31.59	31.79
SAST SA Janus Focused Growth Portfolio Class 1	26,003		35.33	918,607	0.00		0.10		36.08
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	223,521	24.35	28.63	4,355,160	1.80	0.00	0.75	18.08	18.97
SAST SA JPMorgan Emerging Markets Portfolio Class 1	16,999	30.68	30.77	522,209	0.00	0.10	0.25	20.83	21.02
SAST SA JPMorgan Equity-Income Portfolio Class 1	113,829	27.18	27.26	3,013,363	0.00	0.10	0.25	26.84	27.03
SAST SA JPMorgan Global Equities Portfolio Class 1	22,032	19.32	19.38	425,973	0.00	0.10	0.25	19.59	19.77
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	2,636	25.77	25.85	67,971	0.00	0.10	0.25	9.19	9.36
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	135,809	34.87	34.97	3,754,790	0.00	0.10	0.25	39.23	39.44
SAST SA MFS Blue Chip Growth Portfolio Class 1	3,602	17.73	17.78	64,014	0.00	0.10	0.25	31.89	32.09
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	19,580	29.93	30.02	586,315	0.00	0.10	0.25	31.47	31.66
SAST SA MFS Total Return Portfolio Class 1	25,472	31.10	31.19	792,968	0.00	0.10	0.25	20.06	20.24
SAST SA Morgan Stanley International Equities Portfolio Class 1	36,084	13.82	13.86	499,102	0.00	0.10	0.25	20.33	20.51
SAST SA PineBridge High-Yield Bond Portfolio Class 1	11,230	28.23	28.31	317,204	0.00	0.10	0.25	14.59	14.76
SAST SA Putnam International Growth and Income Portfolio Class 1	30,996	16.07	16.12	498,755	0.00	0.10	0.25	20.02	20.20
SAST SA Wellington Capital Appreciation Portfolio Class 1	81,637	60.58	60.76	4,396,176	0.00	0.10	0.25	30.84	31.04
SAST SA Wellington Capital Appreciation Portfolio Class 3	23,904	24.49	25.32	411,439	0.00	0.20	0.70	29.93	30.58
SAST SA Wellington Government and Quality Bond Portfolio Class 1	11,443	20.08	20.13	229,734	0.00	0.10	0.25	7.06	7.22
SAST SA Wellington Government and Quality Bond Portfolio Class 3	12,242	10.94	11.31	134,230	2.38	0.20	0.70	6.31	6.84
SAST SA WellsCap Aggressive Growth Portfolio Class 1	171,018	29.87	45.18	4,160,415	0.00	0.00	0.75	38.21	39.25
VALIC Company I Dynamic Allocation Fund	457,632	14.27	14.75	5,825,237	1.11	0.20	0.70	19.48	20.07
VALIC Company I Emerging Economies Fund	14,839	11.50	11.89	168,796	1.39	0.20	0.70	19.46	20.06
VALIC Company I Government Money Market I Fund	766,161	9.24	10.49	7,707,898	1.66	0.00	1.10	0.56	1.68
VALIC Company I International Equities Index Fund	264,885	17.50	20.73	3,145,594	3.37	0.00	0.75	20.39	21.29
VALIC Company I International Value Fund	8,511	10.03	11.51	85,546	2.60	0.25	0.70	15.61	16.13
VALIC Company I Mid Cap Index Fund	586,733	24.34	43.13	15,258,763	1.42	0.00	1.10	24.34	25.71
VALIC Company I Mid Cap Value Fund	6,482	16.99	17.56	93,860	0.54	0.20	0.70	29.24	29.88
VALIC Company I Nasdaq-100 Index Fund	185,531	46.65	52.58	8,086,410	0.41	0.00	0.75	37.63	38.66
VALIC Company I Science & Technology Fund	136,105	44.20	68.89	5,447,113	0.00	0.00	0.75	38.43	39.47
VALIC Company I Small Cap Index Fund	314,899	36.54	40.37	7,697,084	1.13	0.00	0.75	24.21	25.14
VALIC Company I Stock Index Fund	880,829	34.20	42.05	23,486,571	1.55	0.00	0.75	30.11	31.09
VALIC Company I U.S. Socially Responsible Fund	4,948	21.39	22.11	90,187	1.25	0.20	0.70	30.77	31.43
VALIC Company II Strategic Bond Fund	23,600	11.90	12.30	270,375	3.07	0.20	0.70	10.58	11.14
VanEck VIP Emerging Markets Fund Initial Class	4,711		36.77	173,208	0.00		0.50		29.94
VanEck VIP Global Resources Fund Initial Class	5,102		24.00	122,467	0.00		0.50		11.31
Vanguard VIF High Yield Bond Portfolio	276,717	18.55	27.68	5,720,005	5.61	0.00	1.10	14.41	15.67
Vanguard VIF Real Estate Index Portfolio	630,273	20.41	35.06	14,240,366	2.80	0.00	1.10	27.40	28.81

		December 31, 2018			For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Alger Capital Appreciation Portfolio Class I-2	302,218	23.25	26.13	7,356,556	0.09	0.00	1.10	-1.20	-0.10
Alger Mid Cap Growth Portfolio Class I-2	168,792	30.25	30.73	2,737,895	0.00	0.00	0.75	-8.14	-7.44
American Century VP Value Fund Class I	691,816	20.37	27.99	13,539,464	1.73	0.00	0.75	-9.83	-9.15
American Funds IS American High-Income Trust Class 2	34,077	11.27	11.42	361,464	6.85	0.20	0.70	-3.03	-1.87
American Funds IS Asset Allocation Fund Class 2	197,083	13.70	14.09	2,326,604	2.08	0.20	0.70	-5.27	-4.15
American Funds IS Global Growth Fund Class 2	61,468	14.68	15.10	727,645	0.81	0.20	0.70	-9.68	-8.60
American Funds IS Growth Fund Class 2	138,504	17.97	18.48	1,770,815	0.56	0.20	0.70	-0.95	0.23
American Funds IS Growth-Income Fund Class 2	158,287	16.79	17.27	2,061,677	1.61	0.20	0.70	-2.48	-1.31
American Funds IS International Fund Class 2	51,672	11.87	12.16	525,792	1.95	0.20	0.70	-13.74	-12.71
BNY Mellon IP MidCap Stock Portfolio Initial Shares	202,332	19.86	30.35	3,970,163	0.62	0.20	0.75	-16.12	-15.66
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	345,984	19.01	20.64	6,407,578	0.00	0.20	0.75	-19.69	-19.24
Fidelity VIP Asset Manager Portfolio Service Class 2	258,595	15.10	19.97	3,780,901	1.47	0.00	0.75	-6.32	-5.61
Fidelity VIP Contrafund Portfolio Service Class 2	1,512,166	17.46	30.95	28,392,983	0.46	0.00	1.10	-7.67	-6.64
Fidelity VIP Equity-Income Portfolio Service Class 2	917,967	15.25	27.22	15,004,507	2.12	0.00	1.10	-9.54	-8.54
Fidelity VIP Freedom 2020 Portfolio Service Class 2	23,538	14.96	15.83	360,714	1.35	0.00	0.70	-6.74	-6.08
Fidelity VIP Freedom 2025 Portfolio Service Class 2	35,298	15.65	16.55	559,815	1.26	0.00	0.70	-7.43	-6.78

58

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)

Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Fidelity VIP Freedom 2030 Portfolio Service Class 2	149,544	14.55	16.35	2,359,621	1.16	0.00	1.10	-9.07	-8.05
Fidelity VIP Government Money Market Portfolio Service Class 2	101,173	9.79	10.07	1,023,453	0.95	0.20	0.70	0.69	1.88
Fidelity VIP Growth Portfolio Service Class 2	835,835	25.70	34.90	17,707,184	0.04	0.00	0.75	-1.18	-0.43
Fidelity VIP Mid Cap Portfolio Service Class 2	442,087	16.57	29.25	8,071,996	0.42	0.00	1.10	-15.71	-14.77
FTVIP Franklin Mutual Shares VIP Fund Class 2	400,637	13.99	22.68	5,989,211	2.45	0.00	1.10	-10.07	-9.07
FTVIP Franklin Small Cap Value VIP Fund Class 2	337,421	17.30	29.44	6,322,587	0.94	0.00	1.10	-13.84	-12.88
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,177		18.87	22,210	0.00		0.50		-5.85
FTVIP Franklin U.S. Government Securities VIP Fund Class 2	125,835	12.54	15.22	1,599,147	2.81	0.20	0.75	-0.42	0.14
FTVIP Templeton Foreign VIP Fund Class 2	396,938	10.45	17.46	4,126,561	2.80	0.20	0.75	-16.08	-15.61
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	140,076	22.08	22.80	3,181,316	0.48	0.20	0.50	-1.53	-1.24
Invesco V.I. American Franchise Fund Series I	613		21.20	13,001	0.00		0.50		-4.11
Invesco V.I. Conservative Balanced Fund Series I	100,900	12.07	16.57	1,199,241	2.03	0.00	0.75	-6.03	-5.32
Invesco V.I. Core Equity Fund Series I	432,994	16.53	17.86	6,977,216	0.92	0.20	0.75	-10.08	-9.58
Invesco V.I. EQV International Equity Fund Series 1	525,489	11.17	20.01	6,414,590	2.09	0.00	1.10	-15.91	-14.98
Invesco V.I. Global Fund Series I	359,158	16.24	28.58	6,402,814	1.03	0.00	1.10	-14.14	-13.18
Invesco V.I. Global Real Estate Fund Series I	32,084	11.09	21.33	438,602	4.11	0.00	0.70	-6.81	-6.15
Invesco V.I. Global Strategic Income Fund Series I	327		10.72	3,510	4.96		0.50		-4.88
Invesco V.I. Government Securities Fund Series I	1,082		11.14	12,050	1.57		0.50		0.05
Invesco V.I. Growth and Income Fund Series I	515,887	25.63	26.06	9,134,590	2.17	0.00	0.75	-14.03	-13.38
Invesco V.I. High Yield Fund Series I	136,042	12.86	13.42	1,769,886	5.28	0.20	0.75	-4.08	-3.55
Janus Henderson Enterprise Portfolio Service Shares	260,835	25.39	42.85	6,331,865	0.12	0.00	0.75	-1.41	-0.66
Janus Henderson Forty Portfolio Service Shares	33,321	18.56	35.34	713,863	0.00	0.00	0.70	1.01	1.72
Janus Henderson Global Research Portfolio Service Shares	189,351	15.24	17.49	2,818,406	1.04	0.20	0.75	-7.78	-7.27
Janus Henderson Overseas Portfolio Service Shares	772,355	7.01	7.87	5,966,055	1.76	0.00	1.10	-16.07	-15.14
JPMorgan Insurance Trust Core Bond Portfolio Class 1	118,476	10.61	14.54	1,265,297	2.03	0.00	0.70	-0.65	0.05
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	20,572	31.34	33.06	663,877	1.02	0.20	0.75	-12.50	-12.01
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	146,979	21.43	32.25	3,101,349	0.42	0.20	0.75	-12.59	-12.11
MFS VIT Growth Series Initial Class	468,526	25.60	33.16	11,673,310	0.10	0.20	0.75	1.90	2.46
MFS VIT New Discovery Series Initial Class	228,082	23.32	26.20	5,251,759	0.00	0.00	1.10	-2.56	-1.48
MFS VIT Research Series Initial Class	144,927	22.04	28.40	2,911,066	0.75	0.00	0.75	-5.09	-4.37
MFS VIT Total Return Series Initial Class	13,021		16.56	215,588	1.90		0.50		-6.09
MFS VIT II Core Equity Portfolio Initial Class	333,436	12.66	12.93	4,274,993	0.72	0.20	0.75	-4.55	-4.02
Morgan Stanley VIF Growth Portfolio Class I	128,529	31.25	39.41	3,911,601	0.00	0.20	0.75	6.73	7.32
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	285,059	18.43	31.72	5,479,092	0.00	0.00	1.10	-7.43	-6.40
Neuberger Berman AMT Sustainable Equity Portfolio Class I	6,686	18.82	29.51	129,447	0.52	0.20	0.70	-6.39	-5.91
PIMCO CommodityRealReturn Strategy Portfolio Administrative Class	110,044	7.33	14.62	587,286	2.21	0.00	1.10	-15.08	-14.13
PIMCO Global Bond Opportunities Portfolio (Unhedged) Administrative Class	28,206	9.87	13.67	305,520	7.73	0.00	0.70	-4.87	-4.20
PIMCO Real Return Portfolio Administrative Class	577,465	14.93	18.82	7,524,253	2.44	0.00	0.75	-2.95	-2.21
PIMCO Short-Term Portfolio Administrative Class	313,414	10.88	12.26	3,671,595	2.16	0.00	1.10	0.41	1.53
PIMCO Total Return Portfolio Administrative Class	828,840	13.91	16.14	12,129,200	2.50	0.00	1.10	-1.63	-0.54
Pioneer Fund VCT Portfolio Class I	85,951	19.78	23.63	1,656,011	1.19	0.20	0.70	-2.20	-1.71
Pioneer Mid Cap Value VCT Portfolio Class I	50,424	16.18	16.25	793,307	0.73	0.00	0.75	-19.95	-19.34
Pioneer Select Mid Cap Growth VCT Portfolio Class I	106,943	23.78	24.54	2,559,747	0.00	0.20	0.50	-6.95	-6.67
Putnam VT Diversified Income Fund Class IB	300,844	15.62	17.08	5,665,739	4.31	0.00	0.95	-1.92	-0.98
Putnam VT Growth Opportunities Fund Class IB	42,021		4.23	177,616	0.00		0.50		1.87
Putnam VT International Value Fund Class IB	351,823	7.93	8.72	3,090,053	2.22	0.20	1.10	-18.52	-17.78
Putnam VT Large Cap Value Fund Class IB	761,628	19.25	21.47	11,718,433	0.74	0.20	0.75	-9.18	-8.67
Putnam VT Small Cap Value Fund Class IB	9,040	16.75	17.86	157,042	0.44	0.00	0.70	-20.49	-19.93
Putnam VT Sustainable Leaders Fund Class IB	1,594		25.52	40,670	0.00		0.50		-2.02
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	4,251	13.03	13.40	47,183	0.75	0.20	0.70	-12.71	-11.67
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	164,830	18.54	20.63	2,654,340	1.52	0.00	0.75	-8.40	-7.70
SAST SA Wellington Capital Appreciation Portfolio Class 3	16,776	18.85	19.39	232,885	0.00	0.20	0.70	-1.69	-0.51
SAST SA Wellington Government and Quality Bond Portfolio Class 3	11,300	10.29	10.58	116,518	1.85	0.20	0.70	-0.91	0.27
SAST SA WellsCap Aggressive Growth Portfolio Class 1	91,940	16.12	18.12	1,593,822	0.00	0.00	1.10	-7.81	-6.78
VALIC Company I Dynamic Allocation Fund	319,784	11.94	12.28	3,439,714	1.02	0.20	0.70	-7.60	-6.50
VALIC Company I Emerging Economies Fund	10,236	9.63	9.90	97,387	1.41	0.20	0.70	-19.90	-18.94
VALIC Company I Government Money Market I Fund	839,432	9.18	10.32	8,312,365	1.31	0.00	1.10	0.21	1.32
VALIC Company I International Equities Index Fund	263,693	10.17	14.54	2,593,223	2.08	0.00	0.75	-14.39	-13.74
VALIC Company I International Value Fund	6,551	8.64	9.96	56,732	1.98	0.25	0.70	-18.39	-18.02
VALIC Company I Mid Cap Index Fund	621,713	19.58	22.00	13,017,944	1.19	0.00	1.10	-12.41	-11.43
VALIC Company I Mid Cap Value Fund	5,422	13.15	13.52	60,871	0.43	0.20	0.70	-15.62	-14.61
VALIC Company I Nasdaq-100 Index Fund	200,596	29.94	33.65	6,330,427	0.55	0.00	1.10	-1.72	-0.63
VALIC Company I Science & Technology Fund	137,417	31.55	31.93	3,978,318	0.00	0.00	0.75	-2.20	-1.46
VALIC Company I Small Cap Index Fund	316,138	20.93	32.50	6,289,434	1.11	0.00	0.75	-11.89	-11.23
VALIC Company I Stock Index Fund	904,375	21.94	26.28	18,931,067	1.76	0.00	0.75	-5.43	-4.72
VALIC Company I U.S. Socially Responsible Fund	2,701	16.36	16.83	39,595	1.68	0.20	0.70	-5.87	-4.75
VALIC Company II Strategic Bond Fund	19,316	10.77	11.07	202,859	3.71	0.20	0.70	-4.21	-3.07

59

SEPARATE ACCOUNT VL-R

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard VIF High Yield Bond Portfolio	335,673	16.21	18.22	6,229,346	4.89	0.00	1.10	-3.80	-2.73
Vanguard VIF Real Estate Index Portfolio	660,841	16.02	27.22	11,664,388	3.06	0.00	1.10	-6.39	-5.35

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

60

 American General Life Insurance Company

(An indirect wholly owned subsidiary of Corebridge Financial, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2022 and 2021 and

for each of the three years ended December 31, 2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

1

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinion

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

T: 646 471 3000; F: 813 286 6000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, investment risk interrogatories, summary investment schedule, and schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 25, 2023

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2022	2021
Admitted assets
Cash and investments
Bonds	$108,455	$107,774
Preferred stock	93	91
Common stock	927	1,144
Cash, cash equivalents and short-term investments	951	802
Mortgage loans	25,131	22,276
Real estate	9	9
Contract loans	1,138	1,164
Derivatives	466	1,082
Securities lending reinvested collateral assets	—	1,727
Derivative cash collateral	1,574	36
Other invested assets	8,026	6,681
Total cash and investments	146,770	142,786
Amounts recoverable from reinsurers	270	338
Amounts receivable under reinsurance contracts	492	272
Current federal income tax recoverable	232	—
Deferred tax asset	1,087	854
Due and accrued investment income	1,136	1,029
Premiums due, deferred and uncollected	153	152
Receivables from affiliates	263	136
Other assets	1,515	1,239
Separate account assets	59,701	70,298
Total admitted assets	$211,619	$217,104

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2022	2021
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$108,850	$104,080
Liabilities for deposit-type contracts	12,316	12,327
Accident and health reserves	711	736
Premiums received in advance	10	9
Policy and contract claims	715	752
Policyholder dividends	17	14
Total policy reserves and contractual liabilities	122,619	117,918
Payable to affiliates	483	333
Interest maintenance reserve	1,804	2,232
Federal income taxes payable	—	201
Derivatives	807	223
Payable for securities lending	—	2,426
Repurchase agreements	1,725	120
Collateral for derivatives program	205	494
Funds held under coinsurance	11,826	11,690
Accrued expenses and other liabilities	2,424	2,230
Net transfers from separate accounts due or accrued	(1,323)	(1,895)
Asset valuation reserve	1,681	2,302
Separate account liabilities	59,618	70,298
Total liabilities	201,869	208,572
Commitments and contingencies (see Note 21)

Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	5,410	3,510
Special surplus funds	916	126
Unassigned surplus	3,417	4,889
Total capital and surplus	9,750	8,532
Total liabilities and capital and surplus	$211,619	$217,104

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	December 31,
(in millions)	2022	2021	2020
Revenues
Premiums and annuity considerations	$39,948	$15,409	$10,941
Net investment income	7,172	7,503	6,035
Amortization of interest maintenance reserve	123	162	151
Reserve adjustments on reinsurance ceded	(2,112)	(2,273)	(2,069)
Commissions and expense allowances	779	703	646
Separate account fees	1,648	1,845	1,422
Other income	741	578	503
Total revenues	48,299	23,927	17,629
Benefits and expenses
Death benefits	811	736	811
Annuity benefits	2,652	2,806	2,563
Surrender benefits	9,350	8,453	6,857
Other benefits	692	668	668
Change in reserves	4,769	2,729	3,672
Commissions	2,672	1,099	962
General insurance expenses	928	978	928
Net transfers to (from) separate accounts	1,109	1,682	273
Modco reinsurance assumed	22,366
Other expenses	445	704	602
Total benefits and expenses	45,794	19,855	17,336
Net gain from operations before dividends to policyholders and federal income taxes	2,505	4,072	293

Dividends to policyholders	6	1	3
Net gain from operations after dividends to policyholders and before federal income taxes	2,499	4,071	290

Federal income tax expense	518	1,422	961
Net gain (loss) from operations	1,981	2,649	(671)

Net realized capital (losses) gains, net of tax after transfers to interest maintenance reserves	(1,190)	(405)	640
Net income (loss)	$791	$2,244	$(31)

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2020	$7	$3,510	$—	$2,772	6,289
Net loss	—	—	—	(31)	(31)
Change in net unrealized capital gains (losses)	—	—	—	155	155
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	351	351
Change in deferred tax	—	—	—	850	850
Change in non-admitted assets	—	—	—	(643)	(643)
Change in reserve on account of change in valuation basis	—	—	—	47	47
Change in asset valuation reserve	—	—	—	(139)	(139)
Change in surplus from separate accounts	—	—	—	204	204
Other changes in surplus in separate accounts	—	—	—	(204)	(204)
Change is surplus as a result of reinsurance	—	—	—	(5)	(5)
Prior period corrections (see Note 2)	—	—	—	31	31
Reinsurance permitted practice	—	—	—	353	353
Other changes	—	—	(128)	381	253
Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511
Net income	—	—	—	2,244	2,244
Change in net unrealized capital gains (losses)	—	—	—	206	206
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(267)	(267)
Change in deferred tax	—	—	—	853	853
Change in non-admitted assets	—	—	—	(587)	(587)
Change in asset valuation reserve	—	—	—	(205)	(205)
Change in surplus from separate accounts	—	—	—	450	450
Other changes in surplus in separate accounts	—	—	—	(450)	(450)
Change in surplus as a result of reinsurance	—	—	—	(2)	(2)
Dividends	—	—	—	(1,045)	(1,045)
Prior period corrections (see Note 2)	—	—	—	(161)	(161)
Reinsurance permitted practice	—	—	—	(30)	(30)
Other changes	—	—	254	(239)	15
Balance, December 31, 2021	$7	$3,510	$126	$4,889	$8,532
Net income	—	—	—	791	791
Change in net unrealized capital gains (losses)	—	—	—	(694)	(694)
Change in net unrealized foreign exchange capital gains (losses)	—	—	—	(705)	(705)
Change in deferred tax	—	—	—	(40)	(40)
Change in non-admitted assets	—	—	—	(84)	(84)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(22)	(22)
Change in asset valuation reserve	—	—	—	621	621
Change in surplus from separate accounts	—	—	—	296	296
Other changes in surplus in separate accounts	—	—	—	(296)	(296)
Additional paid in surplus	—	1,900	—	—	1,900
Change in surplus as a result of reinsurance	—	—	—	(256)	(256)
Dividends	—	—	—	(800)	(800)
Prior period corrections (see Note 2)	—	—	—	73	73
Reinsurance permitted practice	—	—	—	433	433
Other changes	—	—	790	(789)	1
Balance, December 31, 2022	$7	$5,410	$916	$3,417	$9,750

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
(in millions)	2022	2021	2020
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$18,180	$13,618	$10,930
Net investment income collected	6,547	6,966	5,508
Other income	557	851	298
Total revenue received	25,284	21,435	16,736
Benefits paid	13,473	12,474	10,280
Net transfers to separate accounts	536	2,192	56
Commissions and expenses paid	3,584	2,129	1,984
Dividends paid to policyholders	2	4	3
Federal income taxes paid	1,089	1,227	1,207
Total benefits and expenses paid	18,684	18,026	13,530
Net cash provided by operations	6,600	3,409	3,206
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	15,962	23,554	20,811
Stocks	498	233	306
Mortgage loans	3,005	3,082	2,882
Real estate	—	—	168
Other invested assets	1,136	2,057	1,429
Derivatives	—	—	1,576
Securities lending reinvested collateral assets	1,727	—	—
Other, net	124	421	256
Total proceeds from investments sold, matured or repaid	22,452	29,347	27,428
Cost of investments acquired:
Bonds	17,824	24,029	26,051
Stocks	300	643	451
Mortgage loans	6,465	4,066	2,752
Real estate	1	1	12
Derivatives, net	823	407	—
Other invested assets	2,791	2,496	1,537
Securities lending reinvested collateral assets	—	35	409
Other, net	1,878	127	200
Total cost of investments acquired	30,082	31,804	31,412
Net adjustment in contract loans	(26)	(69)	(26)
Net cash provided by (used in) investing activities	(7,604)	(2,388)	(3,958)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid-in surplus	1,900	—	—
Net deposits on (withdrawals from) deposit-type contracts	(11)	(707)	995
Dividends to parent	(800)	(750)	—
Change in securities lending	(2,426)	747	227
Other, net	2,490	(568)	143
Net cash provided by (used in) provided by financing and miscellaneous activities	1,153	(1,278)	1,365

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	December 31,
Net increase (decrease) in cash, cash equivalents and short-term investments	149	(257)	613
Cash, cash equivalents and short-term investments at beginning of year	802	1,059	446
Cash, cash equivalents and short-term investments at end of year	$951	$802	$1,059

Non-cash activities, excluded from above:
Non-cash Modco adjustment on assumed reinsurance	$22,924	$—	$—
Non-cash pension risk transfer premiums	1,159	1,809	—
Non-cash Fortitude Re settlement	204	448	—
Non-cash transfer from other invested assets to mortgage loans	12	154	31
Settlement of non-cash dividends payable	—	295	—
Non-cash transfer from mortgage loans to other invested assets	—	—	179
Non-cash transfer from common stocks to other invested assets	—	—	111
Non-cash transfer from other invested assets to bonds	—	—	59
Non-cash transfer from other invested assets to common stocks	—	34	47

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holding, Inc. ( AIG Life Holding ). AIG Life Holding is wholly owned by Corebridge Financial Inc. (Corebridge), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. The Company’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance, Inc. (AIG Direct).

SunAmerica Fund Services, Inc. (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity (VA) business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. See Affiliate Transactions note for more details.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices. Such permitted practices employed by the Company include the following:

At December 31, 2022, 2021 and 2020, the Company used the following permitted practice that resulted in reported statutory surplus or risk-based capital that is significantly different from the statutory surplus or risk based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices of their respective state regulator been followed in all respects:

The Company received a permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2020 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, the Company received approval from the TDI to apply a permitted practice in its financial statements allowing the Company to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to the Company for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows the Company to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, the permitted practice above was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to the Company for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. Effective December 31, 2022, the reinsurance agreement for Block 2 was amended to update certain definitions contained in the agreement related to new business.

Effective October 1, 2022 and periods through September 30, 2023, the Company received approval from the TDI to apply a permitted practice in its financial statements allowing the Company to recognize an admitted asset related to the notional value of coverage defined in an additional excess of loss agreement. This excess of loss agreement has a 20-year term and provides coverage to the Company for aggregate claims associated with the base contract along with the guaranteed living benefits rider on a block of fixed annuities inforce on the treaty effective date and certain new business (“Block 3”).

The value of these assets subject to the above permitted practice was approximately $1,017 million, $584 million and $614 million in total at December 31, 2022, 2021 and 2020 respectively and are reported in Other assets on the balance sheet. The permitted practice allows the Company to manage its reserves in a manner more in line with anticipated

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2022	2021	2020
NET INCOME
State basis		$791	$2,244	$(31)

Net (loss) income, NAIC SAP		$791	$2,244	$(31)

SURPLUS
State basis		$9,750	$8,532	$7,511
State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4	(1,017)	(584)	(614)
Statutory capital and surplus, NAIC SAP		$8,733	$7,948	$6,897

In the event the Company had not employed any or all of these permitted and prescribed practices, the Company’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities of three month or less and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Starting in 2022 the Company designated, under SSAP 86, certain foreign exchange derivatives as effective hedges of certain invested assets. Hedge accounting was not used for any derivative instruments for the years ending in 2021.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2020 and subsequent years. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a net asset IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion at December 31, 2022 and 2021, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020 and subsequent ears, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $175 million at December 31, 2022.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries and third-party managers is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement, because the Company is included in the consolidated federal income tax return of its ultimate parent company filing group. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for Corebridges’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, the Company’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020.

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. The Company will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date.

In implementing SSAP 108, the Company uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2021 and 2022 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2022, three out-of-period errors were identified and corrected, which increased unassigned surplus by $72 million. This decreased claims reserved as a result of overstated claim reserves from 2019-2021. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any net asset IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any net asset IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable. Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Bonds:
U.S. government obligations	$1,314	$4	$(198)	$1,120
All other governments	2,629	20	(385)	2,264
States, territories and possessions	268	2	(30)	240
Political subdivisions of states, territories and possessions	332	8	(21)	319
Special revenue	6,159	35	(710)	5,484
Industrial and miscellaneous	93,378	1,001	(13,217)	81,162
Hybrid securities	435	10	(28)	417
Bank loans	3,580	3	(115)	3,468
Parent, subsidiaries and affiliates	360	—	—	360
Total bonds	108,455	1,083	(14,704)	94,834
Preferred stock	93	—	(4)	89
Common stock*	927	—	—	927
Total equity securities	1,020	—	(4)	1,016
Total	$109,475	$1,083	$(14,708)	$95,850
December 31, 2021
Bonds:
U.S. government obligations	$1,351	$203	$—	$1,554
All other government	2,960	286	(61)	3,185
States, territories and possessions	349	60	—	409
Political subdivisions of states, territories and possessions	336	81	—	417
Special revenue	6,820	1,004	(11)	7,813
Industrial and miscellaneous	92,128	9,011	(587)	100,552
Hybrid securities	525	125	(2)	648
Bank loans	2,955	12	(41)	2,926
Parent, subsidiaries and affiliates	350	—	—	350
Total bonds	107,774	10,782	(702)	117,854
Preferred stock	91	5	—	96
Common stock*	1,144	—	—	1,144
Total equity securities	1,235	5	—	1,240
Total	$109,009	$10,787	$(702)	$119,094

  * Common stock includes $753 million and $979 million of investments in affiliates at December 31, 2022 and 2021, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Bonds:
U.S. government obligations	$990	$(197)	$1	$—	$991	$(197)
All other government	1,953	(389)	—	—	1,953	(389)
U.S. States, territories and possessions	180	(30)	—	—	180	(30)
Political subdivisions of states, territories and possessions	177	(21)	—	—	177	(21)
Special revenue	4,565	(694)	78	(16)	4,643	(710)
Industrial and miscellaneous	57,098	(10,308)	12,196	(2,927)	69,294	(13,235)
Hybrid securities	268	(30)	—	—	268	(30)
Bank loans	2,184	(71)	897	(47)	3,081	(118)
Total bonds	67,415	(11,740)	13,172	(2,990)	80,587	(14,730)
Preferred stock	84	(6)	—	—	84	(6)
Common stock	2	—	—	—	2	—
Total equity securities	86	(6)	—	—	86	(6)
Total	$67,501	$(11,746)	$13,172	$(2,990)	$80,673	$(14,736)
December 31, 2021
Bonds:
U.S. government obligations	$—	$—	$—	$—	$—	$—
All other government	482	(27)	213	(34)	695	(61)
U.S States, territories and possessions	6	—	—	—	6	—
Political subdivisions of states, territories and possessions	32	—	—	—	32	—
Special revenue	421	(10)	18	(1)	439	(11)
Industrial and miscellaneous	17,010	(345)	3,330	(247)	20,340	(592)
Hybrid securities	11	—	23	(2)	34	(2)
Bank loans	1,067	(13)	753	(28)	1,820	(41)
Total	$19,029	$(395)	$4,337	$(312)	$23,366	$(707)
Preferred stock	4	—	—	—	4	—
Common stock	6	(1)	—	—	6	(1)
Total equity securities	10	(1)	—	—	10	(1)
Total	$19,039	$(396)	$4,337	$(312)	$23,376	$(708)

As of December 31, 2022 and 2021, the number of bonds and equity securities in an unrealized loss position was 8,092 and 2,507, respectively. Bonds comprised 8,010 of the total, of which 1,189 were in a continuous loss position greater than 12 months at December 31, 2022.Bonds comprised 2,501 of the total, of which 519 were in a continuous loss position greater than 12 months at December 31, 2021.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2022 and 2021, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2022
Due in one year or less	$1,449	$1,446
Due after one year through five years	11,917	11,496
Due after five years through ten years	16,085	14,354
Due after ten years	48,692	39,072
LBaSS	30,699	28,853
Total	$108,842	$95,221

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $124 million and $102 million at December 31, 2022 and 2021, respectively, which is the fair value. At December 31, 2022 and 2021, the Company had no income excluded from due and accrued for bonds.

December 31, 2022 , the Company’s bond portfolio included bonds totaling $7.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2021, the Company’s bond portfolio included bonds totaling $7.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries.

December 31, 2022 and 2021 The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2022	2021
Consumer cyclical	21.3%	18.7%
Consumer non-cyclical	16.1	15.7
Capital Goods	8.3	8.9

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2022		December 31, 2021
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value

Loan-backed and structured securities	$30,699	$28,853	$26,365	$28,172

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2022 and 2021, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2022 and 2021, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2022, 2021 and 2020, the Company recognized total OTTI of $114 million, $13 million and $57 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2022 and 2021, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
LBaSS	$16,448	$(1,565)	$6,349	$(999)	$22,797	$(2,564)
December 31, 2021
LBaSS	$7,974	$(108)	$111	$(10)	$8,085	$(118)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2022	2021
Balance, beginning of year	$1,263	$1,320
Increases due to:
Credit impairment on new securities subject to impairment losses	42	—
Additional credit impairment on previously impaired investments	71	13
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	120	70
Balance, end of year	$1,256	$1,263

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2022.

Mortgage Loans

Mortgage loans had outstanding principal balances of $25.8 billion and $22.5 billion at December 31, 2022 and 2021, respectively. Contractual interest rates range from 0.00 percent to 13.00 percent. The mortgage loans at December 31, 2022 had maturity dates ranging from 2022 to 2069.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2022	2021
Geographic distribution:
Mid-Atlantic	28.0%	30.5%
Foreign	22.5	24.1
Pacific	14.7	12.4
South Atlantic	12.1	11.8
West South Central	6.5	7.0
East North Central	5.8	5.2
New England	4.5	4.9
Mountain	3.9	2.9
East South Central	1.5	0.6
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	35.9%	37.1%
Office	23.8	27.0
Retail	8.3	11.2
Industrial	16.2	10.5
Hotel/Motel	4.8	5.7
Other	11.1	8.5
Total	100.0%	100.0%

At December 31, 2022, there were 285 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 82 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2022 and 2021:

	Years Ended December 31,
	2022		2021
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	12.60%	3.00%	8.95%	2.10%
Multi-family	15.03	2.98	7.44	1.80
Retail	—	—	7.10	2.25
Industrial	9.34	2.68	6.50	2.35
Hotel/Motel	8.68	4.04	6.00	—
Other	37.35	—	5.91	1.99

The Company reduced the interest rate on three loans during 2022. The Company did not reduce any interest rates during 2021.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 90 percent and 95.0 percent, in 2022 and 2021, respectively.

At December 31, 2022, the Company held $800 million in impaired mortgages with $492 million of related allowances for credit losses and $308 million in impaired loans without a related allowance. At December 31, 2021, the Company held $549 million in impaired mortgages with $231 million of related allowances for credit losses and $318 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $669 million and $371 million, at December 31, 2022 and 2021, respectively. The Company recognized interest income of $22 million, $14 million and $3 million, in 2022, 2021 and 2020, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2022	2021	2020
Balance, beginning of year	$245	$274	$197
Additions (reductions) charged to unrealized capital loss	58	(28)	77
Direct write-downs charged against allowance	(9)	(1)	—
Balance, end of year	$294	$245	$274

During 2022, the Company did not derecognized any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2022	2021
Current	$24,981	$22,144
30 - 59 days past due	21	98
60 - 89 days past due	3	3
90 - 179 days past due	125	29
Greater than 180 days past due	1	2
Total	$25,131	$22,276

At December 31, 2022 and 2021, the Company had mortgage loans outstanding under participant or co-lender agreements of $21.2 billion and $19.0 billion, respectively.

The Company had $466 million and $404 million in restructured loans at December 31, 2022 and 2021, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2022:

(in millions)	Residential		Commercial		Agricultural

Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$—	— %	$385	0.30%	$—	— %
b. 91% to 95%	—	—	244	0.20	—	—
c. 81% to 90%	1	—	728	0.50	—	—
d. 71% to 80%	—	—	2,307	1.50	—	—
e. below 70%	2,483	1.60	18,983	12.50	—	—

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2022 and 2021. At December 31, 2022, the Company had $4 million of outstanding commitments to debtors that held loans with restructured terms and none in 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,

(in millions)	2022	2021
Properties occupied by the Company	$6	$6
Properties held for production of income	3	3
Total	$9	$9

The Company recognized no gains or losses in 2022, 2021 and 2020. The Company did not recognize any impairment write-downs for its investment in real estate during 2022, 2021 and 2020.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2022	2021
Investments in limited liability companies	$972	$964
Investments in limited partnerships	4,188	3,752
Other unaffiliated investments	2,717	1,836
Receivable for securities	73	197
Initial margin for futures	86	55
Non-admitted assets	(10)	(123)
Total	$8,026	$6,681

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $840 million at December 31, 2022. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $13 million, $15 million and $29 million during 2022, 2021 and 2020, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$4,608	$4,802	$4,841
Preferred stocks	10	4	9
Common stocks	2	7	4
Cash and short-term investments	44	15	34
Mortgage loans	1,038	946	898
Real estate*	4	4	5
Contract loans	68	65	78
Derivatives	994	167	90
Investment income from affiliates	399	1,419	119
Other invested assets	320	271	193
Gross investment income	7,487	7,700	6,271
Investment expenses	(315)	(197)	(236)
Net investment income	$7,172	$7,503	$6,035

* Includes amounts for the occupancy of Company-owned property of $2 million in 2022, 2021 and 2020.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(551)	$446	$566
Preferred stocks	—	14	5
Common stocks	(2)	16	74
Cash and short-term investments	(79)	(1)	5
Mortgage loans	(107)	18	—
Real estate	—	—	7
Derivatives	(1,233)	(659)	649
Other invested assets	80	199	199
Other	—	(49)	—
Realized capital (losses) gains	(1,892)	(16)	1,505
Federal income tax benefit (expense)	397	3	(316)
Net gains transferred to IMR	305	(392)	(549)
Net realized capital (losses) gains	$(1,190)	$(405)	$640

During 2022, 2021 and 2020, the Company recognized $167 million, $42 million and $117 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years ended December 31,
(in millions)	2022	2021	2020
Proceeds	$9,787	$11,495	$11,460

Gross realized capital gains	$112	$823	$1,076
Gross realized capital losses	(472)	(405)	(334)
Net realized capital (losses) gains	$(360)	$418	$742

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years ended December 31,
(in millions)	2022	2021	2020
Bonds	$(369)	$(171)	$213
Preferred and common stocks	(59)	(311)	(23)
Mortgage loans	(523)	(129)	175
Real estate	—	—	(24)
Derivatives	(497)	139	271
Other invested assets	(280)	502	47
Other	19	25	(29)
Federal income tax benefit (expense)	310	(116)	(124)
Net change in unrealized (losses) gains of investments	$(1,399)	$(61)	$506

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2022	2021	2022	2021	2022	2021
Bonds - AC	11	6	$15	$28	$13	$28
LB&SS - AC	14	2	11	7	11	7
Preferred Stock - AC	—	—	—	—	—	—
Preferred Stock - FV	4	3	7	—	7	—
Total	29	11	$33	$35	$31	$35

AC - Amortized Cost

FV - Fair Value

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

4. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2022 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
5899296D5	$15	$8	$7	$8	$2	3/31/2022
12628LAE0	2,765	2,304	462	2,304	2,045	3/31/2022
94986QAA1	8,915	8,772	142	8,772	8,394	3/31/2022
Quarterly Total	$11,695	$11,084	$611	$11,084	$10,441
25151UAD9	$1,982	$1,695	$287	$1,695	$1,691	6/30/2022
12669GC82	591	579	12	579	591	6/30/2022
17029PAA3	21,997	19,497	2,500	19,497	19,497	6/30/2022
Quarterly Total	$24,570	$21,771	$2,799	$21,771	$21,779
03215PCV9	$471	$469	$2	$469	$471	9/30/2022
07386HK26	14,122	12,112	2,010	12,112	11,432	9/30/2022
54910ECU7	1,845	1,530	315	1,530	3,029	9/30/2022
54910EFN0	2,026	1,423	602	1,423	2,818	9/30/2022
07386HSW2	679	651	27	651	651	9/30/2022
004421MR1	1,029	328	701	328	234	9/30/2022
040104SN2	56,451	55,353	1,097	55,353	61,848	9/30/2022
05950GAR4	2,429	2,374	55	2,374	2,618	9/30/2022
007037AB0	9,125	8,936	190	8,936	9,691	9/30/2022
126694JS8	888	884	4	884	811	9/30/2022
02660TJE4	6,352	5,232	1,121	5,232	6,470	9/30/2022
05952FAM5	602	556	46	556	556	9/30/2022
00077BKC6	17	16	1	16	16	9/30/2022
05948XTP6	208	124	84	124	94	9/30/2022
43709XAF8	14,497	14,039	458	14,039	14,789	9/30/2022
073873AA9	9,550	9,127	423	9,127	12,102	9/30/2022
007036UQ7	1,677	1,547	129	1,547	2,106	9/30/2022
02660LAB6	9,541	9,420	121	9,420	10,051	9/30/2022
02146QAD5	37,254	34,470	2,785	34,470	40,405	9/30/2022
073871AE5	16,960	16,302	658	16,302	20,098	9/30/2022
02660BAA0	37,329	35,802	1,526	35,802	44,801	9/30/2022
059469AE6	1,207	1,138	69	1,138	1,121	9/30/2022
05530MAA7	76,993	75,032	1,962	75,032	84,289	9/30/2022
07386HWR8	1,432	1,428	4	1,428	1,428	9/30/2022
02660KAA0	55,261	52,804	2,457	52,804	59,231	9/30/2022
07387RAA6	27,346	24,515	2,832	24,515	34,315	9/30/2022
073875AA4	14,149	12,259	1,890	12,259	15,834	9/30/2022
02660UAA8	14,249	13,789	461	13,789	15,761	9/30/2022
02660LAF7	94,917	90,467	4,450	90,467	93,286	9/30/2022
02150AAF8	10,086	9,772	314	9,772	13,907	9/30/2022
040104RG8	26,269	25,979	290	25,979	29,170	9/30/2022
07383UGB5	3,120	2,480	641	2,480	2,480	9/30/2022
073879CD8	633	605	28	605	605	9/30/2022
02150TAD2	16,292	14,826	1,465	14,826	14,826	9/30/2022
126694PP7	$2,422	$2,414	$7	$2,414	$2,029	9/30/2022
17029RAA9	633	4	629	4	4	9/30/2022
02149JBE5	3,986	3,366	620	3,366	4,176	9/30/2022
Quarterly Total	$572,047	$541,573	$30,474	$541,573	$617,553

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
25702@AB2	$20	$1	$18	$1	$1	12/31/2022
225458BM9	6,874	6,256	618	6,256	5,812	12/31/2022
12667GMY6	705	684	21	684	690	12/31/2022
86359LQB8	4,962	4,321	641	4,321	4,328	12/31/2022
86361WAA9	549	547	1	547	535	12/31/2022
525221FQ5	5,443	4,636	807	4,636	6,195	12/31/2022
61915YAD3	18,301	17,742	559	17,742	17,596	12/31/2022
12652CBF5	661	559	102	559	559	12/31/2022
69371VBL0	95	94	—	94	110	12/31/2022
69374JBV2	124	118	6	118	168	12/31/2022
69374XBU3	60	59	1	59	62	12/31/2022
693684BV3	87	56	31	56	62	12/31/2022
693650BU6	103	59	44	59	59	12/31/2022
69376DBU5	144	143	1	143	79	12/31/2022
54910EAG0	103,232	93,919	9,312	93,919	143,375	12/31/2022
54910EBW4	47,599	42,563	5,036	42,563	67,309	12/31/2022
54910ECA1	15,003	13,481	1,522	13,481	21,558	12/31/2022
54910EDW2	12,973	10,863	2,110	10,863	16,572	12/31/2022
54910EEL5	3,295	2,566	729	2,566	3,913	12/31/2022
36242DQY2	55	50	5	50	47	12/31/2022
65535VMF2	4,774	4,236	538	4,236	4,266	12/31/2022
12667FM77	8,986	7,845	1,142	7,845	7,112	12/31/2022
55265K2V0	1,091	1,049	42	1,049	1,054	12/31/2022
12667FUZ6	2,554	2,467	87	2,467	2,467	12/31/2022
12667F4S1	1,829	1,740	90	1,740	1,728	12/31/2022
362341S75	325	303	22	303	305	12/31/2022
36242DYH0	268	265	3	265	265	12/31/2022
12667GPW7	2,365	2,279	86	2,279	2,299	12/31/2022
59023PAB9	1,050	1,026	24	1,026	1,031	12/31/2022
004421MW0	21,187	20,993	194	20,993	20,895	12/31/2022
61745MWR0	1	—	—	—	—	12/31/2022
92922F8M3	2,024	2,024	—	2,024	2,345	12/31/2022
45254NRG4	2,416	2,285	132	2,285	2,261	12/31/2022
542512AD0	11,838	11,793	46	11,793	16,722	12/31/2022
31659EAC2	35,713	30,896	4,816	30,896	39,853	12/31/2022
07386HJT9	5,032	4,978	54	4,978	4,978	12/31/2022
362437AD7	1,574	1,424	150	1,424	1,423	12/31/2022
251510NC3	40,983	35,998	4,985	35,998	46,483	12/31/2022
36298NBA1	2,521	2,072	448	2,072	2,083	12/31/2022
125439AA7	18,209	16,641	1,568	16,641	16,034	12/31/2022
761118XU7	20,954	16,870	4,084	16,870	23,609	12/31/2022
92922F6Y9	6,429	6,273	157	6,273	6,647	12/31/2022
456610AA2	9,290	9,193	97	9,193	9,266	12/31/2022
25151RAA2	11,699	11,452	246	11,452	12,003	12/31/2022
362348AS3	9,171	8,218	953	8,218	10,301	12/31/2022
74923WAB4	9,590	9,056	534	9,056	8,650	12/31/2022
54251WAA0	29,346	28,800	546	28,800	38,539	12/31/2022
07384YPN0	169	163	6	163	163	12/31/2022
576433EK8	45	2	44	2	2	12/31/2022
396782CZ5	5	5	—	5	5	12/31/2022
59020UDT9	325	167	158	167	149	12/31/2022
362341EN5	2,177	2,079	98	2,079	2,082	12/31/2022
396782CY8	5	5	—	5	5	12/31/2022
126694CT3	1,681	1,621	60	1,621	1,614	12/31/2022
02660THY2	3,918	3,894	24	3,894	3,758	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
361856CV7	395	364	31	364	364	12/31/2022
12559QAG7	29,927	29,531	396	29,531	28,503	12/31/2022
617487AD5	1,976	1,873	102	1,873	1,873	12/31/2022
61750PAC2	804	757	46	757	757	12/31/2022
251510FV0	8,501	8,462	39	8,462	9,169	12/31/2022
69372XBR2	518	518	—	518	415	12/31/2022
69374XBR0	673	673	—	673	495	12/31/2022
693675BR0	698	698	—	698	510	12/31/2022
61748HJY8	6,087	5,904	183	5,904	4,996	12/31/2022
933631AC7	10,494	10,131	363	10,131	12,024	12/31/2022
05952DAB4	674	654	19	654	654	12/31/2022
41162NAC1	3,341	2,872	469	2,872	2,872	12/31/2022
5899295L8	117	115	2	115	115	12/31/2022
75114NAA2	8,698	7,570	1,128	7,570	10,253	12/31/2022
362341CU1	3,435	3,317	118	3,317	3,317	12/31/2022
45254NNP8	1,712	1,499	214	1,499	1,498	12/31/2022
41162DAF6	5,733	5,028	705	5,028	5,028	12/31/2022
74922RAH3	9,542	9,158	384	9,158	12,429	12/31/2022
94984NAA0	1,805	1,720	85	1,720	1,699	12/31/2022
12667GKC6	543	514	29	514	518	12/31/2022
362341WZ8	313	296	17	296	296	12/31/2022
16162TT63	43	41	2	41	41	12/31/2022
05952GAE1	6,288	6,093	195	6,093	6,254	12/31/2022
16163HAE1	1,097	1,053	44	1,053	1,060	12/31/2022
35729PPX2	5,274	5,069	206	5,069	5,069	12/31/2022
61744CXM3	12,493	12,253	240	12,253	13,501	12/31/2022
12566TAD9	11,177	10,964	213	10,964	12,210	12/31/2022
126694H27	319	295	24	295	295	12/31/2022
94984GAD9	467	442	24	442	428	12/31/2022
36242D4W0	1,320	1,254	65	1,254	1,261	12/31/2022
525221GM3	3,850	3,785	65	3,785	3,785	12/31/2022
45661LAF5	360	356	4	356	356	12/31/2022
68389FHT4	432	430	2	430	430	12/31/2022
45669JAC9	2,771	2,728	43	2,728	2,987	12/31/2022
92922F3L0	14,046	13,891	154	13,891	15,724	12/31/2022
68389FHV9	4,338	3,505	833	3,505	3,505	12/31/2022
152314DP2	1,770	1,676	93	1,676	1,688	12/31/2022
41162DAD1	26,620	26,562	58	26,562	27,705	12/31/2022
161546HM1	1,897	1,744	153	1,744	1,744	12/31/2022
86359BUG4	41	40	1	40	40	12/31/2022
126685DB9	2,224	1,949	275	1,949	1,909	12/31/2022
76110VQK7	87	77	10	77	77	12/31/2022
94986DAA0	2,153	1,976	177	1,976	1,950	12/31/2022
126673WJ7	46	—	46	—	—	12/31/2022
576434WN0	391	233	158	233	291	12/31/2022
45662FAD2	2,070	1,945	125	1,945	1,945	12/31/2022
86360BAJ7	5,564	5,492	72	5,492	5,349	12/31/2022
93934FGB2	10,564	10,390	174	10,390	9,890	12/31/2022
059522BG6	3,037	3,030	8	3,030	2,860	12/31/2022
65538NAC7	9,206	8,680	527	8,680	8,942	12/31/2022
86360WAD4	2,830	2,802	28	2,802	3,357	12/31/2022
65535VPY8	16,714	14,676	2,037	14,676	14,542	12/31/2022
45257EAC8	9,016	8,384	632	8,384	10,230	12/31/2022
76112FAA9	24,667	22,586	2,081	22,586	22,942	12/31/2022
65538PAC2	5,534	5,422	112	5,422	9,703	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
466286AA9	6,895	6,570	325	6,570	6,881	12/31/2022
55028BAA5	1,276	1,219	57	1,219	1,219	12/31/2022
52523MAD2	12,575	10,777	1,798	10,777	13,951	12/31/2022
362480AD7	6,610	6,550	60	6,550	6,336	12/31/2022
05952EAA4	470	464	6	464	462	12/31/2022
17025TBE0	3,865	3,838	28	3,838	3,524	12/31/2022
12667GQG1	7,643	7,483	161	7,483	7,422	12/31/2022
45667QAC5	6,189	6,125	64	6,125	5,783	12/31/2022
933637AE0	4,783	4,661	122	4,661	4,791	12/31/2022
94985JBP4	1,323	1,276	47	1,276	1,281	12/31/2022
45660L6N4	2,679	2,589	90	2,589	3,041	12/31/2022
232434AE0	31,147	30,754	392	30,754	30,984	12/31/2022
93935DAA4	101,328	101,149	179	101,149	110,243	12/31/2022
61745M4M2	19,835	19,342	493	19,342	19,325	12/31/2022
05952GAA9	2,359	2,348	11	2,348	2,333	12/31/2022
65537KAX8	8,292	8,231	61	8,231	8,651	12/31/2022
61749CAA9	2,184	2,115	69	2,115	2,155	12/31/2022
45661XAD4	12,465	12,381	84	12,381	10,853	12/31/2022
456680AE7	10,213	9,348	865	9,348	9,359	12/31/2022
655378AH0	20,080	19,795	285	19,795	17,788	12/31/2022
83611MGV4	18,049	17,431	617	17,431	17,429	12/31/2022
885220DQ3	406	376	30	376	376	12/31/2022
12667F4G7	23,496	22,194	1,302	22,194	22,333	12/31/2022
45669BAA0	50,727	49,417	1,310	49,417	49,405	12/31/2022
45660NS22	8,638	8,205	433	8,205	8,407	12/31/2022
45660LEF2	21,911	21,709	202	21,709	20,319	12/31/2022
576434EC4	561	538	23	538	538	12/31/2022
126694LE6	380	349	30	349	351	12/31/2022
881561VZ4	150	148	1	148	149	12/31/2022
30253MAR3	55	55	—	55	55	12/31/2022
86359BXM8	6	5	—	5	6	12/31/2022
92990GAA1	678	589	89	589	589	12/31/2022
949802AC6	90	88	2	88	88	12/31/2022
79548KPK8	4	3	—	3	3	12/31/2022
92922FEC8	205	155	49	155	155	12/31/2022
07384YNJ1	396	380	16	380	380	12/31/2022
05946XP64	2,011	1,933	78	1,933	1,933	12/31/2022
04541GTN2	1,020	1,016	5	1,016	1,016	12/31/2022
805564PQ8	240	108	132	108	19	12/31/2022
55265WAS2	1,503	1,451	52	1,451	1,451	12/31/2022
22541QQJ4	595	223	372	223	33	12/31/2022
12669GXJ5	9,617	9,349	269	9,349	9,376	12/31/2022
617445CL3	6	1	4	1	1	12/31/2022
939336C92	959	796	163	796	781	12/31/2022
22540AQ35	59	58	—	58	58	12/31/2022
576434EX8	8	1	7	1	—	12/31/2022
12667FHZ1	450	342	108	342	342	12/31/2022
86359B4X6	52	50	3	50	48	12/31/2022
86359DLM7	3,779	3,608	171	3,608	3,607	12/31/2022
94974SAH6	33	18	15	18	18	12/31/2022
86359BWR8	430	414	16	414	414	12/31/2022
64352VMP3	26,389	24,380	2,008	24,380	24,380	12/31/2022
32051GQP3	630	617	14	617	617	12/31/2022
466247BE2	361	360	2	360	360	12/31/2022
12669G4P3	820	811	9	811	823	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22541QR79	2,064	1,895	169	1,895	1,905	12/31/2022
64352VGV7	14,818	13,926	892	13,926	13,978	12/31/2022
12669EWF9	529	504	25	504	504	12/31/2022
12667FZF5	3,193	3,160	32	3,160	3,168	12/31/2022
05946XY56	1,966	1,842	124	1,842	1,843	12/31/2022
576433DS2	364	4	361	4	3	12/31/2022
5899296T0	187	143	44	143	141	12/31/2022
12669FTC7	2,834	2,604	230	2,604	2,568	12/31/2022
05951KAM5	320	315	6	315	315	12/31/2022
362341ZV4	2,188	2,099	89	2,099	2,099	12/31/2022
68389FKQ6	154	153	1	153	153	12/31/2022
576433QT6	1,421	1,364	58	1,364	1,364	12/31/2022
02151RAB9	1,896	1,794	102	1,794	1,794	12/31/2022
02660VAG3	5,414	5,240	174	5,240	5,240	12/31/2022
81744FHV2	1,224	1,085	139	1,085	1,085	12/31/2022
61744CZD1	2,113	2,072	41	2,072	2,072	12/31/2022
12666BAE5	2,364	2,325	39	2,325	2,325	12/31/2022
12669GC58	6,689	6,330	360	6,330	6,219	12/31/2022
05946XSQ7	1,939	1,886	53	1,886	1,886	12/31/2022
12667GBC6	11,894	11,320	574	11,320	11,386	12/31/2022
22541QAP7	218	202	16	202	202	12/31/2022
92922FQF8	22	20	2	20	20	12/31/2022
36185MEG3	1,311	1,289	22	1,289	1,292	12/31/2022
57643MCZ5	80	74	5	74	74	12/31/2022
12669GXV8	2,976	2,766	210	2,766	2,780	12/31/2022
05530VAA7	3,250	3,246	4	3,246	3,064	12/31/2022
126673TG7	15	15	—	15	15	12/31/2022
007036DP8	1,029	921	108	921	921	12/31/2022
52523MAC4	10,074	9,940	134	9,940	11,077	12/31/2022
761118WQ7	6,206	5,341	865	5,341	6,663	12/31/2022
5899297K8	3,287	3,208	80	3,208	3,208	12/31/2022
126670NZ7	12,244	11,905	339	11,905	11,905	12/31/2022
17025TAR2	1,072	998	74	998	976	12/31/2022
466247KL6	166	54	113	54	54	12/31/2022
542514SW5	10,496	9,749	747	9,749	9,748	12/31/2022
23247LAD0	12,529	12,213	316	12,213	12,213	12/31/2022
02147HAF9	12,881	12,641	240	12,641	11,735	12/31/2022
466247PE7	4,629	4,344	285	4,344	4,344	12/31/2022
92922FC22	2,814	2,681	133	2,681	2,681	12/31/2022
23243WAD0	8,284	7,491	793	7,491	7,491	12/31/2022
45669FAC7	2,649	2,627	22	2,627	2,853	12/31/2022
63860FAG8	4,383	4,014	368	4,014	4,014	12/31/2022
12667F3X1	4,042	3,982	60	3,982	4,559	12/31/2022
05948K3G2	567	562	5	562	537	12/31/2022
3623413Y3	5,764	5,277	486	5,277	6,475	12/31/2022
32051GPW9	9,230	9,160	70	9,160	9,209	12/31/2022
75409TDB8	4,169	3,266	903	3,266	3,266	12/31/2022
32027EAF8	5,643	5,127	516	5,127	5,127	12/31/2022
86363XAA5	8,134	7,340	794	7,340	7,340	12/31/2022
576434TH7	1	1	—	1	1	12/31/2022
12667FFL4	1	1	—	1	1	12/31/2022
12667FYS8	253	206	47	206	208	12/31/2022
466247VH3	255	233	21	233	234	12/31/2022
576434XG4	5	5	—	5	5	12/31/2022
881561XM1	268	267	1	267	268	12/31/2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12668AL37	203	196	7	196	197	12/31/2022
225458FG8	230	219	11	219	220	12/31/2022
466275AA2	497	486	11	486	486	12/31/2022
74160MEH1	1,561	1,423	138	1,423	1,433	12/31/2022
Quarterly Total	$1,416,455	$1,336,050	$80,404	$1,336,050	$1,498,468

		Year-end Total	$114,287

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

5. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2022, the Company had no bonds loaned pursuant to the securities lending program. At December 31, 2021, the Company had bonds loaned with a fair value of approximately $2.3 billion pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021

30 days or less	$—	$313

31 to 60 days	—	765

61 to 90 days	—	1,348

Subtotal	—	2,426

Securities collateral received	—	—

Total collateral received	$—	$2,426

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open positions	$—	$—	$1,727	$1,727

Subtotal	—	—	1,727	1,727

Securities collateral received	—	—	—	—

Total collateral reinvested	$—	$—	$1,727	$1,727

Repurchase Agreements

At December 31, 2022 and 2021, bonds with a fair value of approximately $1,668 million and $122 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2022	2021
Open positions	$—	$—
30 days or less	1,316	—
31 to 60 days	145	—
61 to 90 days	—	—
Greater than 90 days	264	120
Subtotal	1,725	120
Securities collateral received	—	—
Total collateral received	$1,725	$120

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Open - No Maturity	$200	$205	$273	$19
2. Overnight	151	158	219	546
3. 2 Days to 1 Week	—	—	—	1,164
4. > 1 Week to 1 Month	—	—	—	1,795
5. > 1 Month to 3 Months	—	—	—	307
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

b. Ending Balance 1. Open - No Maturity	$200	$180	$186	$—
2. Overnight	—	—	—	—
3. 2 Days to 1 Week	—	—	—	591
4. > 1 Week to 1 Month	—	—	—	1,130
5. > 1 Month to 3 Months	—	—	—	—
6. > 3 Months to 1 Year	—	—	—	—
7. > 1 Year	—	—	—	—

The following table presents the Company’s liability to return collateral for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. Cash (Collateral - All)	$351	$364	$492	$3,832
2. Securities Collateral (FV)	—	—	—	—
b. Ending Balance 1. Cash (Collateral - All)	$200	$180	$186	$1,722
2. Securities Collateral (FV)	—	—	—	—

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2022		December 31, 2021

(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,933	$1,668	$117	$122
Greater than three years	—	—	—	—
Subtotal	1,933	1,668	117	122
Securities collateral received	—	—	—	—
Total collateral reinvested	$1,933	$1,668	$117	$122

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount 1. BACV	$—	$—	$—	$—
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	—	—	—	—

b. Ending Balance 1. BACV	$217	$225	$236	$1,933
2. Nonadmitted - Subset of BACV	—	—	—	—
3. Fair Value	206	183	176	1,668

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2022:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance a. Bonds - BACV	$—	$801	$1,132	$—
b. Bonds - FV	—	657	1,012	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	801	1,132	—
q. Total Assets - FV	—	657	1,012	—

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance a. Bonds - BACV	$—	$—	$—	$—
b. Bonds - FV	—	—	—	—
c. LB & SS - BACV	—	—	—	—
d. LB & SS - FV	—	—	—	—
e. Preferred Stock - BACV	—	—	—	—
f. Preferred Stock - FV	—	—	—	—
g. Common Stock	—	—	—	—
h. Mortgage Loans - BACV	—	—	—	—
i. Mortgage Loans - FV	—	—	—	—
j. Real Estate - BACV	—	—	—	—
k. Real Estate - FV	—	—	—	—
l. Derivatives - BACV	—	—	—	—
m. Derivatives - FV	—	—	—	—
n. Other Invested Assets - BACV	—	—	—	—
o. Other Invested Assets - FV	—	—	—	—
p. Total Assets - BACV	—	—	—	—
q. Total Assets - FV	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

6. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2022	2021

On deposit with states	$47	$48

Securities lending	—	2,107

Collateral held on securities lending	—	2,426

FHLB stock and collateral pledged	5,043	4,265

Subject to repurchase agreements	1,933	117

Collateral for derivatives	1,541	1,010

Guaranteed interest contracts	68	37

Other restricted assets	464	127

Total	$9,096	$10,137

7. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2022
In general account:

RMBS	$868	$842	$963	$(14)

CDOs	74	88	83	—

Total subprime exposure	$942	$930	$1,046	$(14)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

8. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 the Company adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2022 and 2021, fair value of the derivatives was a liability of $1.2 billion and $354 million, full contract fair value was a liability of $1.7 billion and $2.4 billion and hedge target fair value was a liability of $841 million and $2.4 billion. For the period ending December 31, 2022 and 2021, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $1 billion and $356 million, respectively. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2022 and 2021, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred assets of $739 million and deferred liability $76 million, respectively. For the periods ending December 31, 2022 and 2021, amortization was a realized loss of $32 million and a realized gain of $19 million, respectively. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $478 million in 2022, an unrealized capital gain of $139 million in 2021 and an unrealized capital gain of $271 million in 2020, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2022, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2022, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $205 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities; and (4) unlisted swaps and swaptions in U.S. Dollar Secured Overnight Financing Rate.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2022			December 31, 2021
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$18,022	$1,700	$1,700	$24,013	$1,829	$1,829
Foreign exchange contracts	5,190	822	826	5,217	494	494
Equity contracts	58,131	1,505	1,504	54,151	4,358	4,358
Credit contracts	—	—	—	1,840	—	—
Other contracts	49	1	1	—	—	—
Derivative liabilities, gross	81,392	4,028	4,031	85,221	6,681	6,681
Counter party netting*	—	(3,562)	(3,562)	—	(5,599)	(5,599)
Derivative assets, net	$81,392	$466	$469	$85,221	$1,082	$1,082
Liabilities:
Interest rate contracts	$22,448	$2,653	$2,653	$23,713	$1,571	$1,571
Foreign exchange contracts	7,484	523	521	5,874	327	327
Equity contracts	39,808	1,193	1,193	37,065	3,924	3,924
Other contracts	—	—	—	52	—	—
Derivative liabilities, gross	69,740	4,369	4,367	66,704	5,822	5,822
Counter party netting*	—	(3,562)	(3,562)	—	(5,599)	(5,599)
Derivative liabilities, net	$69,740	$807	$805	$66,704	$223	$223

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2022		December 31, 2021
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$4,028	$4,369	$6,681	$(5,822)
Amount offset	(3,562)	(3,562)	(5,599)	5,599
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$466	$807	$1,082	$(223)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2022		December 31, 2021
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$18,022	2069	$24,013	2071
Foreign exchange contracts	5,190	2061	5,217	2051
Equity contracts	58,131	2028	54,151	2028
Credit contracts	—	—	1,840	2026
Other contracts	49	2042	—
Derivative liabilities:
Interest rate contracts	22,448	2071	23,713	2070
Foreign exchange contracts	7,484	2060	5,874	2060
Equity contracts	39,808	2024	37,065	2023
Other contracts	—	—	52	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $848.9 million and $978.2 million at December 31, 2022 and 2021, respectively.

10. FAIR VALUE INSTRUMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3

December 31, 2022
Assets:
Bonds	$94,784	$108,404	$—	$80,029	$14,755
Preferred stocks	78	82	—	78	—
Common stocks	163	163	—	163	—
Cash, cash equivalents and short-term investments	951	951	564	387	—
Mortgage loans	23,082	25,131	—	—	23,082
Contract loans	1,138	1,138	—	—	1,138
Derivatives	5	2	—	5	—
Receivables for securities	73	73	—	73	—
Securities lending reinvested collateral assets	—	—	—	—	—
Separate account assets	12,087	14,525	—	12,087	—
Liabilities:
Policy reserves and contractual liabilities	11,734	11,635	—	106	11,628
Derivatives	20	22	—	20	—
Payable for securities	369	369	—	369	—
Payable for securities lending	—	—	—	—	—

December 31, 2021
Assets:
Bonds	$117,841	$107,761	$—	$102,757	$15,084
Preferred stocks	83	79	—	83	—
Common stocks	158	158	—	158	—
Cash, cash equivalents and short-term investments	802	802	170	632	—
Mortgage loans	23,331	22,276	—	—	23,331
Contract loans	1,164	1,164	—	—	1,164
Receivables for securities	197	197	—	197	—
Securities lending reinvested collateral assets	1,727	1,727	—	1,727	—
Separate account assets	13,248	12,492	—	13,248	—
Liabilities:
Policy reserves and contractual liabilities	12,293	11,518	—	153	12,140
Payable for securities	678	678	—	678	—
Payable for securities lending	2,426	2,426	—	2,426	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and redeemable preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. Perpetual preferred stocks are carried at fair value, not to exceed any currently effective call rate. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2022
Assets at fair value:
Bonds
All Other Government		2			2
Industrial and miscellaneous	—	46	3	—	49
Total bonds	—	48	3	—	51
Preferred stock
Industrial and miscellaneous	4	—	7	—	11
Total preferred stock	4	—	7	—	11
Common stock
Industrial and miscellaneous	7	2	2	—	11
Mutual funds	—	—	—	—	—
Total common stock	7	2	2	—	11
Derivative assets:
Interest rate contracts	1	1,411	288	—	1,700
Foreign exchange contracts	—	821	—	—	821
Equity contracts	9	1,255	240	—	1,504
Other Contracts	—	—	1		1
Counterparty netting	—	—		(3,562)	(3,562)
Total derivative assets	10	3,487	529	(3,562)	464
Separate account assets	43,653	1,523	—	—	45,176
Total assets at fair value	$43,674	$5,060	$541	$(3,562)	$45,713
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$—	$2,653	$—	$—	$2,653
Foreign exchange contracts	—	502	—	—	502
Equity contracts	2	1,174	16	—	1,192
Counterparty netting	—	—	—	(3,562)	(3,562)
Total derivative liabilities	2	4,329	16	(3,562)	785
Total liabilities at fair value	$2	$4,329	$16	$(3,562)	$785
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$2	$11	$—	$13
Total bonds	—	2	11	—	13
Preferred stock
Industrial and miscellaneous	5	1	6	—	12
Total preferred stock	5	1	6	—	12
Common stock
Industrial and miscellaneous	7	—	—	—	7
Mutual funds	—	1	—	—	1
Total common stock	7	1	—	—	8
Derivative assets:
Interest rate contracts	—	1,829	—	—	1,829
Foreign exchange contracts	—	494	—	—	494
Equity contracts	5	3,942	410	—	4,357
Counterparty netting	—	—	—	(5,599)	(5,599)
Total derivative assets	5	6,265	410	(5,599)	1,081
Separate account assets	55,769	2,037	—	—	57,806
Total assets at fair value	$55,786	$8,306	$427	$(5,599)	$58,920
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,570	$—	$—	$1,571
Foreign exchange contracts	—	327	—	—	327
Equity contracts	1	3,901	22	—	3,924
Counterparty netting	—	—	—	(5,599)	(5,599)
Total derivative liabilities	2	5,798	22	(5,599)	223
Total liabilities at fair value	$2	$5,798	$22	$(5,599)	$223

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2020	$1	$—	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	—	—	88	86	44
Included in surplus	2	1	—	30	33	24
Purchases, issuances and settlements	(14)	—	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	—	50	—
Transfers out of Level 3	(14)	(2)	—	—	(16)	—
Balance, December 31, 2020	$12	$—	$—	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(9)	14	10	(56)	(41)	7
Included in surplus	15	—	—	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	—	52	94	—
Transfers out of Level 3	(2)	—	—	(53)	(55)	—
Balance, December 31, 2021	$11	$6	$—	$410	$427	$22
Total realized/unrealized capital gains or losses:
Included in net (loss) income	13	—	—	(232)	(219)	(29)
Included in surplus	(11)	(1)	—	(214)	(226)	(22)
Purchases, issuances and settlements	(44)	2	1	565	524	45
Transfers into Level 3	73	—	1	—	74	—
Transfers out of Level 3	(39)	—	—	—	(39)	—
Balance, December 31, 2022	$3	$7	$2	$529	$541	$16

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2022 and 2021, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2022 and 2021 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2022.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2022
Derivative assets at fair value	$10	$3,487	$529	$4,026
Derivative liabilities at fair value	(2)	(4,329)	(16)	(4,347)

December 31, 2021
Derivative assets at fair value	$5	$6,266	$410	$6,681
Derivative liabilities at fair value	2	5,798	22	5,822

11. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2022	2021
Life insurance	$41,157	$40,862
Annuities (excluding supplementary contracts with life contingencies)	88,847	84,078
Supplementary contracts with life contingencies	480	582
Accidental death benefits	15	16
Disability - active lives	31	33
Disability - disabled lives	210	221
Excess of VM-21 reserves over basic reserves	18	181
Deficiency reserves	1,272	1,351
Other miscellaneous reserve	1,154	1,324
Gross life and annuity reserves	133,184	128,648
Reinsurance ceded	(24,335)	(24,568)
Net life and annuity reserves	108,849	104,080
Accident and health reserves
Unearned premium reserves	7	8
Present value of amounts not yet due on claims	193	202
Additional contract reserves	520	537
Gross accident and health reserves	720	747
Reinsurance ceded	(9)	(11)
Net accident and health reserves	711	736
Aggregate policy reserves	$109,560	$104,816

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$35,097	$2,469	$—	$37,566	32.71%
b. At book value less current surrender charge of 5% or more	10,105	—	—	10,105	8.80%
c. At fair value	—	32	27,518	27,550	23.99%
d. Total with market adjustment or at fair value	45,202	2,501	27,518	75,221	65.50%
e. At book value without adjustment (minimal or no charge or adjustment)	25,372	—	11	25,383	22.10%
(2) Not subject to discretionary withdrawal	14,182	—	54	14,236	12.40%
(3) Total (gross: direct + assumed)	$84,756	$2,501	$27,583	$114,840	100.00%
(4) Reinsurance ceded	253	—	—	253
(5) Total (net)* (3) - (4)	$84,503	$2,501	$27,583	$114,587
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$2,936	$—	$—	$2,936

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:

	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$180	$59	$—	$239	0.82%
b. At book value less current surrender charge of 5% or more	33	—	—	33	0.11%
c. At fair value	—	—	13,545	13,545	46.30%
d. Total with market adjustment or at fair value	213	59	13,545	13,817	47.23%
e. At book value without adjustment (minimal or no charge or adjustment)	2,369	—	—	2,369	8.10%
(2) Not subject to discretionary withdrawal	1,989	11,057	24	13,070	44.67%
(3) Total (gross: direct + assumed)	$4,571	$11,116	$13,569	$29,256	100.00%
(4) Reinsurance ceded	64	—	—	64
(5) Total (net)* (3) - (4)	$4,507	$11,116	$13,569	$29,192
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$2	$—	$—	$2

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
	December 31, 2022
(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
c. At fair value	—	—	—	—	—%
d. Total with market adjustment or at fair value	—	—	—	—	—%
e. At book value without adjustment (minimal or no charge or adjustment)	578	—	6	584	4.71%
(2) Not subject to discretionary withdrawal	11,757	—	52	11,809	95.29%
(3) Total (gross: direct + assumed)	$12,335	$—	$58	$12,393	100.00%
(4) Reinsurance ceded	19	—	—	19
(5) Total (net)* (3) - (4)	$12,316	$—	$58	$12,374
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$—	$—	$—	$—

* Represents annuity reserves reported in separate accounts liabilities.

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2022:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31, 2022
	General Account			Separate Account - non-guaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal,
surrender values, or policy loans:
(1) Term policies with cash value	$—	$573	$3,172	$—	$—	$—
(2) Universal life	5,672	5,653	6,432	—	—	—
(3) Universal life with secondary guarantees	1,684	1,458	7,568	—	—	—
(4) Indexed universal life	721	636	733	—	—	—
(5) Indexed universal life with secondary guarantees	1,590	1,015	1,656	—	—	—
(6) Indexed life	—	—	—	—	—	—
(7) Other permanent cash value life insurance	2,164	8,628	9,888	1,718	1,718	1,718
(8) Variable life	—	—	—	—	—	—
(9) Variable universal life	115	103	142	1,797	1,789	1,768
(10) Miscellaneous reserves	—	—	—	—	—	—
B. Not subject to discretionary withdrawal or no cash values
(1) Term policies without cash value	$—	$—	$11,566	$—	$—	$—
(2) Accidental death benefits	—	—	15	—	—	—
(3) Disability - active lives	—	—	31	—	—	—
(4) Disability - disabled lives	—	—	210	—	—	—
(5) Miscellaneous reserves	—	—	2,303	—	—	—
C. Total (gross: direct + assumed)	$11,946	$18,066	$43,716	$3,515	$3,507	$3,486
D. Reinsurance ceded	6,328	9,266	24,000	—	—	—
E. Total (net) (C) - (D)	$5,618	$8,800	$19,716	$3,515	$3,507	$3,486

12. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

General account reserves of $82 million and $14 million were established for the separate account reserve in excess of assets in subaccounts TFA1-B and TFA1-D, respectively.

During 2019, the Company established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $30 million during the fourth quarter of 2022 and $79 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

CRT-1. The insulated separate account maintained a reserve of $178 million at December 31, 2022 for this subaccount CRT-1.

During 2020, the Company established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $67 million during the fourth quarter of 2022 and $247 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $469 million at December 31, 2022 for this subaccount CRT-2.

During 2020, the Company established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $48 million during the fourth quarter of 2022 and $171 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $388 million at December 31, 2022 for this subaccount CRT-3.

During 2021, the Company established an insulated subaccount CRT-5 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account CRT-5 to the subaccount was $33 million during the fourth quarter of 2022 and $43 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-5. The insulated separate account maintained a reserve of $201 million at December 31, 2022 for this subaccount CRT-5.

During 2021, the Company established an insulated subaccount CRT-6 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-6 to the general account was $31 million during the fourth quarter of 2022 and $115 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-6. The insulated separate account maintained a reserve $171 million at December 31, 2022 for this subaccount CRT-6.

During 2021, the Company established an insulated subaccount CRT-7 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-7 to the general account was $106 million during the fourth quarter of 2022 and $273 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-7. The insulated separate account maintained a reserve $634 million at December 31, 2022 for this subaccount CRT-7.

During 2021, the Company established an insulated subaccount CRT-8 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-8 to the general account was $149 million during the fourth quarter of 2022 and $394 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-8. The insulated separate account maintained a reserve 743 million at December 31, 2022 for this subaccount CRT-8.

During 2022, the Company established an insulated subaccount CRT-9 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-9 to the general account was $25 million during the fourth quarter of 2022 and $38 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-9. The insulated separate account maintained a reserve $109 million at December 31, 2022 for this subaccount CRT-9.

During 2022, the Company established an insulated subaccount CRT-10 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, there were no transfers from the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

subaccount CRT-10 to the general account during the fourth quarter of 2022 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-10. The insulated separate account maintained a reserve $228 million at December 31, 2022 for this subaccount CRT-10.

During 2022, the Company established an insulated subaccount CRT-11 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, there were no transfers from the subaccount CRT-11 to the general account during the fourth quarter of 2022 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2022 in the general account related to subaccount CRT-11. The insulated separate account maintained a reserve $953 million at December 31, 2022 for this subaccount CRT-11.

The following table presents separate account assets by product or transaction:

	December 31, 2022		December 31, 2021
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$42,104	$—	$54,057	$—
Variable life	3,073	—	3,750	—
Bank-owned life insurance – hybrid	482	—	463	—
Deferred annuities with MVA features	417	—	428	—
Terminal funding	11,453	—	9,759	—
Annuities with MVA features	—	2,148	—	1,818
Fixed annuities excess interest adjustment features	—	24	—	23
Total	$57,529	$2,172	$68,457	$1,841

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2022 and 2021 is $3.9 billion and $5.3 billion, respectively.

There was no separate account business seed money at December 31, for both 2022 and 2021.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2022	$596	$64
2021	539	36
2020	450	43
2019	383	35
2018	324	41

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed guarantee less than or equal to 4%	Non- indexed guarantee more than 4%	Non- guaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$434	$—	$41	$4,964	$5,439
Reserves for accounts with assets at:
Market value	$—	$—	$—	$44,187	$44,187
Amortized costs	2,071	11,613	385	—	14,069
Total reserves	$2,071	$11,613	$385	$44,187	$58,256
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$2,071	$11,154	$385	$—	$13,610
At market value	—	—	—	44,094	44,094
Subtotal	2,071	11,154	385	44,094	57,704
Not subject to discretionary withdrawal	—	458	—	93	551
Total reserves	$2,071	$11,612	$385	$44,187	$58,255
December 31, 2021
Premiums, considerations or deposits	$414	$—	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$—	$—	$—	$56,703	$56,703
Amortized costs	1,805	9,370	361	—	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$—	$11,006
At market value	—	—	—	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	—	530	—	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
December 31, 2020
Premiums, considerations or deposits	$287	$—	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$—	$—	$—	$52,439	$52,439
Amortized costs	1,542	6,988	404	—	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$—	$7,306
At market value	—	—	—	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	—	1,628	—	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years Ended December 31,
(in millions)	2022	2021	2020
Transfers to separate accounts	$5,439	$7,082	$4,553
Transfers from separate accounts	(4,330)	(5,400)	(4,280)
Net transfers to (from) separate accounts	1,109	1,682	273
Reconciling adjustments:
Deposit-type contracts	—	—	—
Total reconciling adjustments	—	—	—
Transfers as reported in the Statutory Statements of Operations	$1,109	$1,682	$273

13. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of cash surrender value were none and $0.2 billion at December 31, 2022 and 2021, respectively.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $3.3 billion and $0.7 billion at December 31, 2022 and 2021, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $188 million and $439 million at December 31, 2022 and 2021, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

14. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2022, 2021 and 2020, respectively. Policyholder dividends for the years ended December 31, 2022, 2021 and 2020 were $10 million, $13 million, and $5 million, respectively.

15. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2022		December 31, 2021
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	22	22	1	1
Ordinary renewal	(416)	132	(395)	164
Group life	(2)	(2)	(16)	(16)
Total	$(396)	$152	$(410)	$149

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2022, 2021 and 2020 were $24.5 billion, $2.3 billion and $1.1 billion, respectively. Reinsurance premiums ceded in 2022, 2021 and 2020 were $2.7 billion, $3.3 billion and $3.3 billion, respectively. Additionally, reserves on reinsurance assumed were $5.5 billion, $4.5 billion and $2.6 billion at December 31, 2022, 2021 and 2020, respectively. The reserve credit taken on reinsurance ceded was $24.4 billion, $24.6 billion and $24.4 billion at December 31, 2022, 2021 and 2020, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2022 and 2021, the Company’s reinsurance recoverables were $270 million and $338 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2017, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2017. New business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2017.

In 2022, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $91 million, while in 2021, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $333 million. In 2020, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $337 million.

As of December 31, 2022, $29.3 billion of the Company, USL and VALIC reserves representing a mix of run-off life and annuity risks had been ceded to Fortitude Re under these reinsurance transactions. Effective as of January 1, 2022, certain AIG subsidiaries sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies. The ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain of our ceded business to those companies.

In 2022 and 2021, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in a decrease in the Company’s pre-tax earnings of $31.8 million and an increase in the Company’s pre-tax earnings of less than a million dollars, respectively. The Company did not commute any treaties with non-affiliated reinsurers in 2020.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2022 and 2021, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $5.0 billion and $5.6 billion, respectively. In 2022, 2021 and 2020, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

17. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

On August 16, 2022, the U.S. enacted the Inflation Reduction Act of 2022, which finances climate and energy provisions and an extension of enhanced subsidies under the Affordable Care Act with a 15% corporate alternative minimum tax (“CAMT”) on adjusted financial statement income for corporations with profits over $1 billion, a 1% stock buyback tax, increased IRS enforcement funding, and Medicare’s new ability to negotiate prescription drug prices. The Company believes that as of the reporting date it will be subject to the CAMT in 2023. The 2022 financial statements included an estimated impact of the CAMT of $433,000,000.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$3,280	$2,472	$5,752	$2,970	$2,434	$5,404	$310	$38	$348
Statutory valuation allowance adjustment	—	303	303	—	—	—	—	303	303
Adjusted gross DTA	3,280	2,169	5,449	2,970	2,434	5,404	310	(265)	45
DTA non-admitted	1,983	2,169	4,152	1,681	2,434	4,115	302	(265)	37
Net admitted DTA	1,297	—	1,297	1,289	—	1,289	8	—	8
DTL	210	—	210	435	—	435	(225)	—	(225)
Total	$1,087	$—	$1,087	$854	$—	$854	$233	$—	$233

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:
	December 31, 2022			December 31, 2021			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	1,087	—	1,087	854	—	854	233	—	233
1. Adjusted gross DTA expected to be realized following the reporting date	1,087	—	1,087	854	—	854	233	—	233
2. Adjusted gross DTA allowed per limitation threshold	—	—	1,299	—	—	1,498	—	—	(199)
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	210	—	210	435	—	435	(225)	—	(225)
DTA admitted as the result of application of SSAP 101	$1,297	$—	$1,297	$1,289	$—	$1,289	$8	$—	$8

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	Years Ended December 31,
($ in millions)	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	736%	785%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$8,662	$9,987

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax expense
Federal	$518	$1,421	$961
Foreign	—	1
Subtotal	518	1,422	961
Federal income tax on net capital gains (losses)	(397)	(3)	316
Federal income tax incurred	121	1,419	1,277

	Years Ended December 31,
(in millions)	2022	2021	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,343	$1,432	$(89)
Investments	243	15	228
Deferred acquisition costs	1,080	947	133
Fixed assets	102	404	(302)
Policyholder Dividend Accruals	4	—	4
Compensation and benefits accrual	45	37	8
Tax credit carryforward	—	97	(97)
Net operating loss carry-forward	435		435
Other (including items less than 5% of total ordinary tax assets)	28	38	(10)
Subtotal	3,280	2,970	310
Non-admitted	1,983	1,681	302
Admitted ordinary deferred tax assets	1,297	1,289	8
Capital:
Investments	2,472	2,434	38
Subtotal	2,472	2,434	38
Statutory Valuation Adjustment	303		303
Non-admitted	2,169	2,434	(265)
Admitted capital deferred tax assets	—	—	—
Admitted deferred tax assets	1,297	1,289	8
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	105	107	(2)
Policyholder reserves	104	245	(141)
General expense	—	82	(82)
Other (including items less than 5% of total ordinary tax liabilities)	1	1	—
Subtotal	210	435	(225)
Capital:
Other (including items less than 5% of total capital tax liabilities)	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	210	435	(225)
Net deferred tax assets	1,087	$854	233

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2022	2021	Change
Total adjusted deferred tax assets	$5,449	$5,404	$45
Total deferred tax liabilities	210	435	(225)
Net adjusted deferred tax assets	$5,239	$4,969	270
Tax effect of unrealized gains (losses)			(310)
Change in net deferred income tax			(40)

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2022		December 31, 2021		December 31, 2020
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$191	21.0%	$ 769	21.0%	$262	21.0%
Change in valuation adjustment	303	33.2	—	—	—	—
Disregarded entities	(56)	(6.2)	(152)	(4.3)	7	0.6
Amortization of interest maintenance reserve	(97)	(10.4)	21	0.6	111	8.9
Surplus adjustments	(38)	(4.2)	(17)	(0.5)	62	5.1
Dividend received deduction	(14)	(1.6)	(15)	(0.4)	(20)	(1.6)
Prior year return true-ups and adjustments	(25)	(2.8)	(11)	(0.3)	7	0.5
Other permanent adjustments	(8)	(0.9)	11	0.3	3	0.2
Change in non-admitted assets	8	0.9	6	0.2	(13)	(1.0)
LTIP shortfall deduction	(4)	(0.4)	2	0.1	7	0.6
Separation adjustment on pensions	$(99)	(10.9)	$—	—	$—	—
Statutory income tax expense (benefit)	$161	17.7%	$614	16.7%	$426	34.3%

Federal income taxes incurred	$121	13.3%	$1,419	38.7%	$1,277	102.5%
Change in net deferred income taxes	40	4.4	(805)	(22.0)	(851)	(68.2)
Total statutory income taxes	$161	17.7%	$614	16.7%	$426	34.3%

At December 31, 2022, the Company had no foreign tax credit carryforwards.

At December 31, 2022, the Company had U.S operating loss carryforwards of $435 million generated in 2022 with unlimited carryforward periods.

At December 31, 2022, the Company had no capital loss carryforward.

At December 31, 2022, the Company had no alternative minimum tax credit.

At December 31, 2022, the Company had no general business credit carryforwards.

At December 31, 2022, the Company had no charitable contribution carryforwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2020	$—
2021	627
2022	—
Total	$627

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.8 billion and concluded that $303 million valuation allowance was required at December 31, 2022. The Company had concluded that no valuation allowance was required on the DTAs of $5.4 billion at December 31, 2021.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2022	2021
Gross unrecognized tax benefits at beginning of year	$7	$17
Increases in tax position for prior years	—	—
Decreases in tax position for prior years	—	(10)
Gross unrecognized tax benefits at end of year	$7	$7

At December 31, 2022 and 2021, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2022 and 2021, the Company had accrued liabilities of $(0.1) million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2022, the Company did not recognize any expense of interest (net of the federal benefit) and penalties. In 2021 and 2020 the Company recognized benefit of interest (net of the federal expense) and penalties of $7million and less than $1 million respectively.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2022, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2019. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2021 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2022.

For the period prior to the tax deconsolidation of Corebridge from AIG, the Company will join in the filing of a consolidated federal tax return with AIG.

The following table lists those companies that form part of the 2022 AIG consolidated federal tax return:

Company	Company

A.I. Credit Corp.	AIG Credit Corp.

AGC Life Insurance Company	AIG Direct Insurance Services, Inc.

AGL Assignment Company, LLC	AIG Employee Services, Inc.

AGL Loan Investments Corporation	AIG FCOE, Inc.

AGLIC Investments Bermuda Limited	AIG Federal Savings Bank

AH SubGP 1158 Flat Iron, LLC	AIG Financial Products Corp.

AH SubGP 1384 Woodglen, LLC	AIG Fund Services, Inc.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AH SubGP 1450 Timber, LLC	AIG Global Asset Management Holdings Corp.

AH SubGP 1535 Hunter’s Run, LLC	AIG Global Capital Markets Securities, LLC

AH SubGP 1551 Spanish Creek, LLC	AIG Global Operations (Ireland) Limited

AH SubGP 479 Sunrise, LLC	AIG Global Real Estate Investment Corp.

AH SubGP 516 Merrilltown, LLC	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS

AH SubGP 693 Parkland Pointe, LLC	AIG Home Protection Company, Inc.

AH SubGP 716 Villas of Mission Bend, LLC	AIG Insurance Management Services, Inc.

AH SubGP 759 Parker Commons, LLC	AIG International Inc.

AH SubGP 911 Mainland, LLC	AIG Kirkwood, Inc.

AIG Aerospace Adjustment Services, Inc.	AIG Life Holdings, Inc.

AIG Aerospace Insurance Services, Inc.	AIG Life of Bermuda, Ltd.

AIG Asset Management (U.S.), LLC	AIG Markets, Inc.

AIG Asset Management EU CLO, LLC	AIG Matched Funding Corp.

AIG Assurance Company	AIG MEA Investments and Services, LLC

AIG BG Holdings LLC	AIG Mortgage Capital, LLC

AIG Capital Corporation	AIG North America, Inc.

AIG Capital Services, Inc.	AIGGRE U.S. Real Estate Fund IV Lexington

AIG Century Verwaltungsgesellschaft mbH	AIGGRE VISTA, LLC

AIG Claims, Inc.	AIGT Inc. Hong Kong Branch

AIG Commercial Equipment Finance, Inc.	AIU Insurance Company

AIG Commercial Real Estate Lending	Akita, Inc.

AIG Credit (Europe) Corporation	Alabaster Capital LLC

AIG Property Casualty, Inc.	AlphaCat Capital Inc.

AIG Realty, Inc.	AM Holdings LLC

AIG Securities Lending Corp.	AIG Partnership Holdings Corp.

AIG Shared Services	AIG PC Global Services Inc.

AIG Shared Services Corporation	AIG Procurement Services, Inc.

AIG Shared Services Corporation - Management	AIG Property Casualty Company

AIG Shared Services Corporation (Philippines)	AIG Property Casualty International, LLC

AIG Specialty Insurance Company	AIG Property Casualty U.S., Inc.

AIG Spring Ridge I, Inc.	American Athletic Club, Inc.

AIG Technologies, Inc.	American General Annuity Service Corporation

AIG Technologies, Inc. (U.K. branch)	American General Assignment

AIG Travel Assist, Inc.	American General Assignment Corporation

AIG TRAVEL EMEA LIMITED	American General Insurance Agency, Inc.

AIG TRAVEL EUROPE LIMITED	American General Life Ins. Co. Non-Insulated

AIG Travel, Inc.	American General Life Insurance Co. - Insulat

AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	American General Life Insurance Company

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

AIG Warranty Services of Florida, Inc.	American General Life Services Company, LLC

AIG WarrantyGuard, Inc.	American General Realty

AIG.COM, Inc.	American Home Assurance Company

AIG-FP Capital Preservation Corp.	American International Facilities Management

AIG-FP Matched Funding Corp.	American International Group, Inc.

AIG-FP Pinestead Holdings Corp.	American International Realty Corporation

AIGGRE DC Ballpark Investor, LLC	American International Reinsurance

AIGGRE Europe Real Estate Fund I	Arthur J. Glatfelter Agency, Inc.

AIGGRE Europe Real Estate Fund I GP S.a r.l.	Blackboard Customer Care Insurance Services

AIGGRE Europe Real Estate Fund II GP S.a.r.l	Blackboard Insurance Company

AIGGRE U.S. LT Apartments Investor Lexington	Blackboard Services, LLC

AIGGRE U.S. Real Estate Fund I	Blackboard Specialty Insurance Company

AIGGRE U.S. Real Estate Fund II	Blackboard U.S. Holdings, Inc.

AIGGRE U.S. Real Estate Fund II GP, LLC	CAP Investor 1, LLC

AIGGRE U.S. Real Estate Fund III	CAP Investor 10, LLC

CAP Investor 14, LLC	LSTREET I, LLC

CAP Investor 2, LLC	LSTREET II, LLC

CAP Investor 4, LLC	MG Reinsurance Limited

CAP Investor 5, LLC	MIP PE Holdings, LLC

CAP Investor 8, LLC	Morefar Marketing, Inc.

Charleston Bay SAHP Corp.	Mt. Mansfield Company, Inc.

Commerce and Industry Insurance Company	National Union Fire Insurance

Crop Risk Services, Inc.	National Union Fire Insurance Company

Crossings SAHP Corp.	New Hampshire Insurance Company

Curzon Funding Limited	NF Seven (Cayman) Limited

Curzon Street Funding Designated Activity	PCG 2019 Corporate Member Limited

Design Professionals Association	Pearce & Pearce, Inc.

DIL/SAHP Corp.	Pine Street Real Estate Holdings Corp.

DSA P&C Solutions, Inc.	Prairie SAHP Corp.

Eaglestone Reinsurance Company	Rialto Melbourne Investor LLC

Eastgreen, Inc.	Risk Specialists Companies

First Principles Capital Management, LLC	SA Affordable Housing, LLC

Fortitude Life & Annuity Solutions, Inc.	SA SubGP 1000 Woodwind Lakes, LLC

GIG of Missouri, Inc.	SAAHP GP Corp.

Glatfelter Claims Management, Inc.	SAFG Capital LLC

Glatfelter Properties, LLC	SAFG Markets, LLC

Glatfelter Underwriting Services, Inc.	SAFG Retirement Services, Inc.

Global Loss Prevention, Inc.	SAFG Technologies, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company

Global Loss Prevention, Inc. [Canada]	Susquehanna Agents Alliance, LLC

Grand Savannah SAHP Corp.	The Glatfelter Agency, Inc.

Granite State Insurance Company	The Insurance Company of the State of Pennsylvania

Health Direct, Inc.	The United States Life Insurance Company

HOSPITAL PLAN INSURANCE SERVICES	The United States Life Insurance Company - Insulated

HPIS LIMITED	The Variable Annuity Life - Insulated

Illinois National Insurance Co.	The Variable Annuity Life - Non-Insulated

Integrated Manufacturing Companies, Inc.	The Variable Annuity Life Insurance Company

Knickerbocker Corporation	Travel Guard Americas LLC Sucursal Mexico

LBMA Equipment Services, Inc.	Travel Guard Americas, LLC

Lexington Insurance Company	Travel Guard Americas, LLC [Argentina]

Lexington Specialty Insurance Agency, Inc.	Travel Guard Group, Inc.

Lilac Heights LLC	Tudor Insurance Company

Livetravel, Inc.	U G Corporation

SAHP GA III - SC LLC	VALIC Financial Advisors, Inc.

SCSP Corp.	VALIC Retirement Services Company

Service Net Solutions of Florida, LLC	Validus America, Inc.

Service Net Warranty, LLC	Validus Re Americas (New Jersey), Inc.

SNW Insurance Agency, LLC	Validus Reaseguros, Inc.

Spruce Peak Realty, LLC	Validus Services, Inc.

Stowe Mountain Holdings, Inc.	Validus Specialty Underwriting Services, Inc.

Stratford Insurance Company	Validus Specialty, LLC

SubGen NT, Inc.	Volunteer Firemen’s Insurance Services, Inc.

SunAmerica Affordable Housing Partners, Inc.	Western World Insurance Company

SunAmerica Asset Management, LLC

SunAmerica Fund Assets 83, LLC

SunAmerica Life Reinsurance Company

SunAmerica Retirement Markets, Inc.

For the period following the tax consolidation of Corebridge from AIG, the Company will join with AGC Life, AIGB, USL, and VALIC, in filing a consolidated life company federal income tax return.

The Company has a written agreement with both parent entities, AIG and AGC Life under which each subsidiary agrees to pay parent company an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. Both AIG and AGC Life agree to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

18. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2022, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31 ; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2023 without prior approval of the TDI is $1.9 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2022, 2021 and 2020:

Date	Type	Cash or Non-cash	Amount (in millions)
2022
March 28, 2022	Ordinary	Cash	$400
June 24, 2022	Ordinary	Cash	400

2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22, 2021	Extraordinary	Non-Cash	295
December 27, 2021	Ordinary	Cash	71

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The Company paid no dividends to its parent in 2020.

19. RETIREMENT AND SHARE-BASED AND DEFERRED COMPENSATION

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

Certain Corebridge employees participate in various AIG sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years Ended December 31,
(in millions)	2022	2021	2020
Defined benefit plans	$(9)	$(11)	$(10)
Postretirement medical and life insurance plans	1	1	1
Total	$(8)	$(10)	$(9)

Defined Contribution Plan

Prior to August 22, 2022, Corebridge employees participated in AIG’s qualified defined contribution plan that provided for contributions by employees, as well as an employer contribution. On August 22, 2022, participants’ accounts in the AIG plan were transferred to the Corebridge Financial Inc. Retirement Savings 401(k) Plan.

The 401(k) plan provides pre-tax salary reduction contributions by its U.S. employees. Employer matching contributions of 100 percent were made on the first six percent of participant contributions, subject to IRS-imposed limitations, and an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $28 million, $27 million and $27 million in 2022, 2021 and 2020, respectively.

Share-based and Deferred Compensation Plans

Prior to the IPO, certain Corebridge employees received grants of equity awards under the AIG Long Term Incentive Plan (as amended) and its predecessor plan, the AIG 2013 Long Term Incentive Plan (each as applicable, the “LTIP”), which are governed by the AIG 2013 Omnibus Incentive Plan (“Omnibus Plan”). The value of AIG equity awards are linked to the performance of AIG’s common stock. AIG granted equity awards to our employees primarily in the form of AIG restricted stock units (“RSUs”) but also granted AIG performance share units (“PSUs”) and AIG stock options to certain executives.

AIG RSUs and AIG stock options granted to Corebridge employees by AIG will be earned based solely on continued service by the participant while AIG PSUs will be earned based on both continued service and AIG achieving specified performance goals at the end of a three year performance period. These performance goals were pre-established by AIG’s Compensation and Management Resources Committee (“CMRC”) for each annual grant. The actual number of PSUs earned can vary from zero to 200% of the amount granted. Vesting occurs on January 1 of the year immediately following the end of the three-year performance period.

Prior to 2021, LTI awards accrued dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs were subject to the same vesting terms and conditions as the underlying unit. Beginning in 2021, PSUs and RSUs granted via the annual 2021 LTI award (as of the date of grant), and those existing from the 2020 LTI awards (as of the third quarter) accrue dividend equivalent rights (DERs) as AIG’s dividends are declared. These DERs will be settled in cash only if the underlying units’ vesting conditions are met; previously accrued DEUs were not impacted by this change.

The fair value of AIG RSUs and AIG PSUs that are earned solely based on certain AIG-specific metrics was based on the closing price of AIG Common Stock on the grant date; while the fair value of AIG PSUs that are earned based on AIG’s relative total shareholder return (“TSR”) was determined on the grant date using a Monte Carlo simulation. The fair value of AIG stock options was estimated on the grant date using the Black-Scholes model.

On September 6, 2022, Corebridge adopted the Corebridge Financial, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”) and the Corebridge Financial, Inc. Long-term Incentive Plan (the “LTIP,” together with the 2022 Plan, the “Corebridge Plans”). Following the IPO, equity awards may be granted under the Corebridge Plans to current employees or directors of the Company or, solely with respect to their final year of service, former employees.

Equity awards under the Corebridge Plans are linked to Corebridge common stock (“CRBG Stock”). A total of 40,000,000 shares of CRBG Stock are authorized for delivery pursuant to awards granted or assumed under the Plans. Delivered shares may be newly-issued shares or shares held in treasury.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

All AIG RSUs that were held by active Corebridge employees on September 14, 2022 (the pricing date for the IPO) were converted into RSUs linked to the performance of CRBG Stock (“Corebridge RSUs”), on terms and conditions that are substantially the same as the corresponding AIG RSUs, with the number of AIG RSUs adjusted in a manner intended to preserve their intrinsic value as of immediately before and immediately following the conversion (subject to rounding). Specifically, the AIG RSUs were converted to Corebridge RSUs based on a conversion factor of 2.580952. The conversion factor was determined by the AIG closing stock price on September 14 ($54.20) divided by the public offering price for CRBG Stock in the IPO ($21.00).

The Company receives an allocation for these expenses. The Company recognized compensation expenses of $31 million, $28 million and $22 million for the years ending December 31, 2022, 2021 and 2020, respectively, on the date of grant of which all was recharged to related parties.

20. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2022 is $2 billion

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2022	2021
Membership stock - Class B	$7	$7
Activity stock	141	129
Excess stock	15	22
Total	$163	$158

Actual or estimated borrowing capacity as determined by the insurer	$5,525	$5,942

The Company did not hold any Class A at December 31, 2022 or 2021.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2022		December 31, 2021
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$5,043	$4,432	$4,265	$4,469

Maximum amount pledged during reporting period	5,131	4,486	4,589	4,817

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2022	2021
Amount outstanding	$3,448	$3,148

Maximum amount borrowed during reporting period	$3,448	$3,648

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2022 or 2021.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts

10-year floating rate	February 15, 2018	$1,148

10-year floating rate	February 15, 2018	1,277

10-year floating rate	February 15, 2018	175

10-year floating rate	February 6, 2018	87

10-year floating rate	January 25, 2018	31

10-year floating rate	May 23, 2017	52

10-year floating rate	January 31, 2017	67

10-year floating rate	January 12, 2017	57

10-year floating rate	June 14, 2016	254

5-year fixed rate	August 25, 2022	300

21. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.2 billion and at December 31, 2022 and 2021, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2022, $1.1 billion are currently expected to expire in 2023, and the remainder by 2041 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2022 and 2021, the Company had $3.8 billion and $2.4 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $1.3 billion are expected to expire in 2023 and the remainder by 2036, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2021, the future minimum lease payments under the operating leases are as follows:

(in millions)
2023	$12
2024	5
2025	4
2026	4
2027	1
Thereafter	$—
Total	26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Rent expense was $16 million, $18 million and $19 million in 2022, 2021 and 2020, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Effective January 1, 2013, the California legislature enacted AB 1747 (the Act), which amended the Insurance Code to mandate that life insurance policies issued and delivered in California contain a 60-day grace period during which time the policies must remain in force after a premium payment is missed, and that life insurers provide both a 30-day minimum notification of lapse and the right of policy owners to designate a secondary recipient for lapse and termination notices. Following guidance from the California Department of Insurance and certain industry trade groups, the Company interpreted the Act to be prospective in nature, applying only to policies issued and delivered on or after the Act’s January 1, 2013, effective date. On July 18, 2017, the Company was sued in a putative class action captioned Moriarty v. American General Life Insurance Company, No. 17-cv-1709 (S.D. Cal.), challenging the Company’s prospective application of the Act. Plaintiff’s complaint, which is similar to complaints filed against other insurers, argues that policies issued and delivered prior to January 1, 2013, like the $1 million policy issued to Plaintiff’s husband do not lapse—despite nonpayment of premiums—if the insurer has not complied with the Act’s terms. On August 30, 2021, the California Supreme Court issued an opinion in McHugh v. Protective Life Insurance, 12 Cal. 5th 213 (2021), ruling that the Act applies to all policies in force on January 1, 2013, regardless of when the policies were issued. On February 7, 2022, Plaintiff filed motions for summary judgment and class certification; the Company opposed both motions and filed its own motion for partial summary judgment. On July 26, 2022, the District Court granted in part and denied in part the Company’s motion for partial summary judgment, and on September 7, 2022, the District Court denied Plaintiff’s motion for summary judgment. In the summary judgment decisions, the District Court declined to adopt Plaintiff’s theory that a failure to comply with the Act necessitates payment of policy benefits or to make a pre-trial determination as to the Company’s liability. On September 27, 2022, the District Court denied Plaintiff’s motion for class certification without prejudice. The District Court declined to certify Plaintiff’s proposed class consisting of claims for monetary damages and equitable relief but indicated that Plaintiff could seek the certification of a narrower class consisting only of claims for monetary damages. The District Court indicated, however, that it has “substantial concerns” as to whether individual issues such as actual damages and causation would predominate, precluding class certification. While the District Court had initially set a trial date for February 7, 2023, it has since vacated that date and indicated that it will set a new trial date in due course, following consultation with the parties. Proceedings are ongoing in other California cases that raise similar industry- wide issues, including in the McHugh case on remand from the California Supreme Court, in which the California Court of Appeal rendered an unpublished opinion on October 10, 2022 that also declined to hold that failure to comply with the Act automatically necessitates payment of policy benefits. We have accrued our current estimate of probable loss with respect to this litigation.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. The Company is disputing the requested rate increases under these agreements. Certain reinsurers with whom the Company has disputes have initiated arbitration proceedings against the Company, and others may initiate them in the future. To the extent reinsurers have sought retroactive premium increases, the Company has accrued our current estimate of probable loss with respect to these matters.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $39 million and $38 million for these guarantee fund assessments at December 31, 2022 and 2021, respectively. The Company has recorded receivables of $31 million and $30 million at December 31, 2022 and 2021, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2022 and 2021. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2022 and 2021, the Company had admitted assets of $153 million and $152 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2022 and 2021, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Standard of Care Development

The Company provides products and services to certain employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or the Code. Plans subject to ERISA include certain pension and profit-sharing plans and welfare plans, including health, life and disability plans. As a result, our activities are subject to the restrictions imposed by ERISA and the Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Code are subject to enforcement by the DOL, the IRS and the Pension Benefit Guaranty Corporation.

The Company and our distributors are subject to laws and regulations regarding the standard of care applicable to sales of our products and the provision of advice to our customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. We closely monitor these legislative and regulatory activities and evaluate the impact of these requirements on us and our customers, distribution partners and financial advisers. Where needed, we have made significant investments to implement and enhance our tools, processes and procedures, to comply with the final rules and interpretations. These efforts and enhancements have resulted in increased compliance costs and may impact sales results and increase regulatory and litigation risk. Additional changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, have impacted, and may impact our businesses, results of operations and financial condition.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. RELATED PARTY TRANSACTIONS

Sale of Certain AIG Life and Retirement Retail Mutual Funds Business

On February 8, 2021, Corebridge announced the execution of a definitive agreement with Touchstone Investments, Inc. (“Touchstone”), an indirect wholly owned subsidiary of Western & Southern Financial Group, to sell certain assets of our retail mutual funds business. This sale consisted of the reorganization of twelve of the retail mutual funds managed by our subsidiary SunAmerica Asset Management, LLC (“SAAMCo”) into certain Touchstone funds. Concurrently, the twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration has been and may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. Corebridge continues to retain our fund management platform and capabilities dedicated to our variable annuity insurance products.

Events Related to AIG and Corebridge

Separation of Life and Retirement Business and Relationship with Blackstone

On September 19, 2022, Corebridge completed an initial public offering (the “IPO”) in which AIG sold 80 million shares of Corebridge common stock to the public. As of December 31, 2022, AIG owns 77.7% of the outstanding common stock of Corebridge. AIG is a publicly-traded entity, listed on the New York Stock Exchange (NYSE:AIG). The term “AIG” means AIG and its consolidated subsidiaries, unless the context refers to AIG only.

On November 2, 2021, Argon Holdco LLC (“Argon”), a wholly-owned subsidiary of Blackstone, Inc. (“Blackstone”), acquired a 9.9% equity stake in Corebridge and Corebridge entered into a long-term asset management relationship with Blackstone. Pursuant to the partnership, Corebridge initially transferred $50 billion of assets in their investment portfolio to Blackstone. As of December 31, 2022, the book value of the assets transferred to Blackstone was $48.9 billion. Further beginning in the fourth quarter of 2022, Corebridge transferred $2.1 billion to Blackstone and will transfer $2.1 billion each quarter for an aggregate of $92.5 billion by the third quarter of 2027.

Pursuant to the Stockholders’ Agreement that Corebridge entered into with AIG and Argon at the time of acquisition of Argon’s Corebridge equity stake, Argon may not sell its ownership interest in Corebridge subject to exceptions permitting Argon to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the IPO, with the transfer restrictions terminating in full on the fifth anniversary of the IPO. Also, until Argon no longer owns at least 50% of its initial investment in Corebridge, it will have the right to designate for nomination for election one member of the Corebridge board of directors.

Prior to the IPO, Corebridge and certain U.S. subsidiaries were included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined or unitary basis. The provision for income taxes is calculated on a separate return basis. Following the IPO, AIG owns a less than 80% interest in Corebridge, resulting in tax deconsolidation of Corebridge from the AIG Consolidated Tax Group and in a small minority of state jurisdictions which follow federal consolidation rules, the most significant being Florida. In addition, under the applicable law, AGC and its directly owned life insurance subsidiaries (the “AGC Group”) will not be permitted to join in the filing of a U.S. consolidated federal income tax return with our other subsidiaries (collectively, the “Non-Life Group”) for the five-year waiting period. Instead, the AGC Group is expected to file separately as members of the AGC consolidated U.S. federal income tax return during the five-year waiting period. Following the five-year waiting period, the AGC Group is expected to join the U.S. consolidated federal income tax return with the Non-Life Group.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion. As of September 30, 2022, the promissory note to AIG has been paid in full.

On December 15, 2021, Corebridge and Blackstone Real Estate Income Trust (“BREIT”), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of the Company’s interests in a U.S. affordable housing portfolio for $4.9 billion.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investment Management Agreements with BlackRock

Under the BlackRock Agreements, Corebridge completed the transfer of the management of approximately $82.4 billion in book value of liquid fixed income and certain private placement assets in the aggregate to BlackRock as of December 31, 2022. In addition, liquid fixed income assets associated with Fortitude Re portfolio were separately transferred to BlackRock. The BlackRock Agreements provide Corebridge with access to market-leading capabilities, including portfolio management, research and tactical strategies in addition to a larger pool of investment professionals. Corebridge believes BlackRock’s scale and fee structure make BlackRock an excellent outsourcing partner for certain asset classes and will allow us to further optimize our investment management operating model while improving overall performance. The fees, terms and conditions of the BlackRock Agreements were extensively negotiated, and Corebridge believes them to be highly competitive with those available from other leading investment managers for a fixed income portfolio of comparable size. Further, BlackRock is responsible for its own overhead and operating expenses under the BlackRock Agreements, with the insurance company subsidiaries reimbursing reasonable and documented out-of-pocket third-party expenses.

With respect to other potential liabilities under the BlackRock Agreements, the insurance company subsidiaries have agreed to indemnify BlackRock for certain losses incurred in connection with the services provided by BlackRock pursuant to the BlackRock Agreements or resulting from the insurance company subsidiaries’ breach of the investment management agreements.

The investment management agreements contain detailed investment guidelines and reporting requirements. These agreements also contain reasonable and customary representations and warranties, standard of care, confidentiality and other provisions. The investment management agreements will continue unless terminated by either party on 45 days’ notice or by us immediately for cause. Corebridge will continue to be responsible for the overall investment portfolio, including decisions surrounding asset allocation, risk composition and investment strategy.

Fortitude Re

Fortitude Re was established during the first quarter of 2018 in a series of reinsurance transactions related to AIG’s run-off operations. Those reinsurance transactions were designed to consolidate most of AIG’s Insurance run-off lines into a single legal entity. As of December 31, 2022, approximately $29.0 billion of reserves from Corebridge Run-Off Lines and approximately $3.2 billion of reserves from AIG’s General Insurance Run-Off Lines related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. Of the Fortitude Re reinsurance agreements, the largest is the Amended and Restated Combination Coinsurance and Modified Coinsurance Agreement by and between Corebridge’s subsidiary, the Company and Fortitude Re. Under this treaty, approximately $22.1 billion of the Company reserves as of December 31, 2022 were ceded to Fortitude Re representing a mix of life and annuity risks. Fortitude Re provides 100 percent reinsurance of the ceded risks. The Company retains the risk of collection of any third party reinsurance covering the ceded business. At effectiveness of the treaty, an amount equal to the aggregate ceded reserves was deposited by the Company into a modified coinsurance account of the Company to secure the obligations of Fortitude Re. Fortitude Re receives or makes quarterly payments that represent the net gain or loss under the treaty for the relevant quarter, including any net investment gain or loss on the assets in the modified coinsurance account. In December 2022, the management of most of the public fixed income securities in the modified coinsurance account was transitioned to BlackRock. In accordance with the terms of the treaty, following the third anniversary of the June 2, 2020 closing of the sale of our majority interest in Fortitude Group Holdings, L.L.C., Fortitude Re has increased rights to direct the appointment of investment managers to manage the assets in the modified coinsurance account.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG sold to an affiliate of Fortitude Re all of the outstanding capital stock of two servicing companies that administer the Life and Retirement and General Insurance ceded business, and the ceding insurers entered into administrative services agreements pursuant to which AIG transferred administration of certain Life and Retirement and General Insurance ceded business to such companies.

Transfer of AIG Technologies, Inc and Eastgreen Inc.

In connection with the Reorganization, Corebridge and AIG entered into agreements under which Corebridge purchased AIG Technologies, Inc. (“AIGT”) and Eastgreen, Inc. (“Eastgreen”) from AIG affiliates on February 28, 2022 for total consideration of $107 million. AIGT provides data processing, technology and infrastructure services to Corebridge and AIG entities in the United States, including management of AIG hardware and networks. AIGT utilizes two data centers to provide its services. The real estate related to the two data centers is owned by Eastgreen. To the extent needed, AIGT will continue to provide services to AIG for a transition period.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

COVID-19

We are continually assessing the impact on our business, operations and investments of COVID-19 and the resulting ongoing economic and societal disruption. These impacts initially included a global economic contraction, disruptions in financial markets, increased market volatility and declines in certain equity and other asset prices that had negative effects on our investments, our access to liquidity, our ability to generate new sales and the costs associated with claims. Further, significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally. We cannot predict what form future legal and regulatory responses to concerns about COVID-19 and related public health issues will take, or how such responses will impact our business.

The most significant impacts relating to COVID-19 have been the impact of interest rate, credit spreads and equity market levels on spread and fee income, and increased mortality. We are actively monitoring the mortality rates and the potential direct and indirect impacts that COVID-19 may have across our businesses. The last two quarters saw the fewest national fatalities since the start of the pandemic. Actual data related to cause of death is not always available for all claims paid, and such cause of death data does not always capture the existence of comorbid conditions. The regulatory approach to the pandemic and impact on the insurance industry is continuing to evolve and its ultimate impact remains uncertain.

We have a diverse investment portfolio with material exposures to various forms of credit risk. To date, there has been minimal impact on the value of the portfolio. At this point in time, uncertainty surrounding the duration and severity of the COVID-19 pandemic makes the long-term financial impact difficult to quantify.

COVID-19 continued to have an impact in 2022. Circumstances resulting from the COVID-19 pandemic, in addition to an increase in claims, may also impact utilization of benefits, lapses or surrenders of policies and payments of insurance premiums, all of which have impacted and could further impact the revenues and expenses associated with our products.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.1 Investments, Selkirk No.3A Investments ), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.1 Investments and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with its affiliate, The Variable Annuity Life Insurance Company (“VALIC”) executed three transactions (Lighthouse I, Lighthouse II, and Lighthouse III) in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA). In each transaction, a portion of the Company’s securities were transferred to the RSA of VALIC in exchange for other VALIC securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (Ambrose 2013-2, Ambrose 2013-3, Ambrose 2013-5, Ambrose 2014-6). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. As of May 2021, all of the structured securities issued by the Ambrose entities, held by the Company were redeemed in full.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life Holding, Inc. between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2022 and 2021. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

Effective October 1, 2022, the Company entered into a modified coinsurance reinsurance agreement with VALIC, pursuant to which certain blocks of VALIC’s variable annuity (VA) business were ceded to the Company. The ceded reserves and assets supporting the reserves remain on VALIC’s balance sheet, pursuant to the modified coinsurance structure. The business covered by the agreement includes substantially all of VALIC’s VA contracts, excluding those issued by VALIC in the State of New York and those that have been previously assumed (through reinsurance) by VALIC. At inception, VALIC ceded approximately $22.9 billion of reserves and received a ceding commission of approximately $1.5 billion from the Company representing the embedded profits in the business ceded. The Company recorded assumed premiums of approximately $23 billion as well as modco reinsurance assumed of approximately $22 billion in the statutory statement of operations. After contract inception, the Company will pay a ceding commission and expense allowance to reimburse VALIC for its commissions, related issue and policy administration expenses. The agreement was non-disapproved by the TDI. The agreement allows the Company and VALIC to more efficiently manage the reserve and capital requirements for their VA business.

In December 2022, the Company received capital contributions of $1.9 billion from AGC Life in connection with the Company and VALIC reinsurance transaction.

During the year ended December 31, 2022, the Company purchased $4 billion and sold $5 billion of securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI, as applicable.

Effective January 1, 2011, the Company entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by the Company were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

approved by the TDI and MDOI effective December 31, 2021 to add certain term and universal life policies issued by the Company on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On January 2, 2020, the Company sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2022 and 2021 were $25 million each year.

AIG Life Holdings, Inc. issued two senior promissory notes to the Company in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of the Company, with maturity dates of five and four years respectively and interest rates of 2.52% and 2.40% per year respectively. On December 31, 2020, the TDI issued a letter allowing the Company to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $76 million, $263 million, and $320 million in 2022, 2021 and 2020, respectively. AGLIC Bermuda made distributions to the Company of $214 million in 2022, $113 million in 2021 and $8 in 2020.

At December 31, 2022, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, US Fund IV, Europe Fund I and Europe Fund II were approximately $86.9 million, $79 million, $191 million, $75.8 million, $47 million and $179 million, respectively.

At December 31, 2021, the Company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $87.5 million, $82.2 million, $128 million, $52.8 million and $192.2 million, respectively.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from AIG (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and reborrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. This agreement terminated concurrent with the IPO of Corebridge Financial on September 19, 2022.

On May 17, 2022, the Company and certain of its affiliates entered into a revolving loan facility with Corebridge, pursuant to which the Company and each such affiliate can, on a several basis, borrow monies from Corebridge (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million.The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million. As of December 31, 2022, the Company had no outstanding balance owing under this revolving loan facility.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2022:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGLIC INVESTMENTS BERMUDA LTD.	$678	$—	$678	10/13/2020
AGL LOAN INVESTMENTS CORPORATION	76	—	76	5/7/2020
AIG Direct - SER B	2	2	—	NA
AIG Direct - SER A	2	2	—	NA
AIG Direct - NON VOTING	1	1	—	NA
American General Assignment Corp COM	—	—	—	NA
Kirkwood	—	—	—	NA
American Gen Annuity Svc Corp	—	—	—	NA
UG Corp COM	—	—	—	NA
AGL Assignment Co LLC	—	—	—	NA
SunAmerica Affordable Housing LLC	183	—	183
SunAmerica Asset Management LLC	41	—	41	NA
Helios Finance III LLC	2	—	2	NA
Whitehouse Hotel LP	65	—	65	NA
GRE LB Industrial Joint Venture II, LP	38	—	38	NA
Bayshore PII Company LLC	9	9	—	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	73	—	73	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	34	—	34	NA
SPAIG North Williams, LLC	(3)	—	(3)	NA
AIGGRE U.S. Real Estate Fund IV, LP	158	—	158	NA
Southeast Industrial JV LLC	78	—	78	NA
AIGGRE U.S. Real Estate Fund III, LP	199	—	199	NA
Clinton Grand Holdings LLC	9	—	9	NA
AIGGRE Europe Real Estate Fund I S.C.SP	24	—	24	NA
Bayshore Shopping Center JV LLC	23	—	23	NA
AIGGRE U.S. Real Estate Fund II, LP	117	—	117	NA
AIGGRE U.S. Real Estate Fund I, LP	(17)	—	(17)	NA
Total	$1,792	$14	$1,778

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $585 million and $242 million at December 31, 2022 and 2021, respectively. These funds were reclassified in 2021 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG, Corebridge and affiliates provide, or cause to be provided, such as administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $68 million and $84 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2022 and 2021, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $1 million, $50 million and $43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

million under such agreements for expenses attributed to the Company but incurred by affiliates in 2022, 2021 and 2020, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $112 million in 2022, $102 million in 2021 and $119 million in 2020, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 25, 2023, the date the financial statements were issued.

The Company paid an ordinary dividend of $500 million to AGC Life Insurance Company on March 27, 2023.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2022
Investment income earned:
Government bonds	$44
Other bonds (unaffiliated)	4,564
Bonds of affiliates	10
Preferred stocks (unaffiliated)	10
Common stocks (unaffiliated)	2
Common stocks of affiliates	6
Cash and short-term investments	43
Mortgage loans	1,042
Real estate	4
Contract loans	68
Other invested assets	696
Derivative instruments	994
Miscellaneous income	4
Gross investment income	$7,487

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$22,340
Residential mortgages	2,484
Mezzanine loans	601
Total mortgage loans	$25,425

Mortgage loans by standing - book value:
Good standing	$24,779
Good standing with restructured terms	476
Interest overdue more than 90 days, not in foreclosure	11
Foreclosure in process	159
Total mortgage loans	$25,425

Partnerships - statement value	$8,026

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$360
Common stocks	753

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$5,004
Over 1 year through 5 years	24,935
Over 5 years through 10 years	28,471
Over 10 years through 20 years	18,570
Over 20 years	31,887
Total maturity	$108,867

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$61,599
Class 2	40,244
Class 3	3,873
Class 4	2,918
Class 5	109
Class 6	124
Total by class	$108,867

Total bonds, short-term and cash equivalent bond investments publicly traded	$59,709
Total bonds, short-term and cash equivalent bond investments privately traded	49,158

Preferred stocks - statement value	$93
Common stocks - market value	927
Short-term investments - book value	387
Cash equivalents - book value	758
Options, caps and floors owned - statement value	818
Collar, swap and forward agreements open - statement value	(1,168)
Futures contracts open - current value	9
Cash on deposit	(194)

83

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES - (continued)

(in millions)	December 31, 2022
Life insurance in-force:
Industrial	$715
Ordinary	127,538
Credit	—
Group	3,701

Amount of accidental death insurance in-force under ordinary policies	4,649

Life insurance policies with disability provisions in-force:
Industrial	198
Ordinary	38,398
Group life	31

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	712
Income payable	331

Ordinary - involving life contingencies:
Amount on deposit	275
Income payable	92

Group - not involving life contingencies:
Amount on deposit	1

Annuities:
Ordinary:
Immediate - amount of income payable	$1,379
Deferred, fully paid - account balance	65,407
Deferred, not fully paid - account balance	34,280

Group:
Amount of income payable	563
Fully paid - account balance	506
Not fully paid - account balance	15,702

Accident and health insurance - premiums in-force:
Other	$70
Group	—
Credit	—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,194
Dividend accumulations - account balance	511

Claim payments in 2022
Group accident & health:
2022	$—
2021	—
2020	—
2019	—
2018	—
Prior	160

Other accident & health:
2022	1
2021	(79)
2020	(57)
2019	(13)
2018	57
Prior	370

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2022

(in millions)

1. The Company’s total admitted assets as of December 31, 2022 are $212 billion

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2022 are $152 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,443	0.90%
b.	AIG Global Real Estate Investment Corp	OIA RE	774	0.50
c.	Senior Direct Lending Program LLC	BONDS	774	0.50
d.	Amazon.com, Inc.	BONDS	679	0.40
e.	Duke Energy Corporation	BONDS	627	0.40
f.	American Electric Power Company, Inc.	BONDS	545	0.40
g.	Exelon Corporation	BONDS	530	0.30
h.	Microsoft Corporation	BONDS	500	0.30
i.	Anheuser-Busch InBev NV/SA	BONDS	497	0.30
j.	Comcast Corporation	BONDS	493	0.30

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$61,599	40.50%	P/RP - 1	$82	0.10%
NAIC - 2	40,244	26.50	P/RP - 2	4	—
NAIC - 3	3,873	2.50	P/RP - 3	—	—
NAIC - 4	2,918	1.90	P/RP - 4	—	—
NAIC - 5	109	0.10	P/RP - 5	7	—
NAIC - 6	124	0.10	P/RP - 6	—	—

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$25,974	17.10%
b.	Foreign currency denominated investments	9,988	6.60
c.	Insurance liabilities denominated in that same foreign currency	—	—

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$23,394	15.40%
b.	Countries rated NAIC - 2	1,943	1.30
c.	Countries rated NAIC - 3 or below	637	0.40

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$5,929	3.90%
	Country 2: Cayman Islands	4,238	2.80
b.	Countries rated NAIC - 2
	Country 1: Mexico	569	0.40
	Country 2: Indonesia	312	0.20
c.	Countries rated NAIC - 3 or below
	Country 1: British Virgin Isles	144	0.10
	Country 2: Dominican Republic	77	0.10

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$9,988	6.60%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$9,982	6.60%
b.	Countries rated NAIC - 2	5	—
c.	Countries rated NAIC - 3 or below	2	—

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: Ireland	$4,278	2.80%
	Country 2: United Kingdom	1,930	1.30
b.	Countries rated NAIC - 2
	Country 1:	3	—
	Country 2:	2	—
c.	Countries rated NAIC - 3 or below
	Country 1: Brazil	2	—
	Country 2:	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555180	MORTGAGE LOAN	$309	0.20%
b.	5555233	MORTGAGE LOAN	302	0.20
c.	5555207	MORTGAGE LOAN	290	0.20
d.	Royal Dutch Shell plc	NAIC 1 - Bonds	270	0.20
e.	5555143	MORTGAGE LOAN	253	0.20
f.	5555239	MORTGAGE LOAN	248	0.20
g.	Silver (BREDS)	Other invested Assest	244	0.20
h.	5555184	MORTGAGE LOAN	241	0.20
i.	Carlyle Group	Other invested Assest	210	0.10
j.	5555187	MORTGAGE LOAN	210	0.10

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1443	0.90%
b.	AIG Global Real Estate Investment Corp	774	0.50
c.	AIG Home Loan	425	0.30
d.	Silver (BREDS)	244	0.20
e.	SUNAMERICA INVESTMENT INC.	224	0.10
f.	Think Investments LLC	210	0.10
g.	AIG DECO Fund II LP	191	0.10
h.	AIG Commercial Real Estate Lending Holdings LLC	169	0.10
i.	Project Jermyn USD	166	0.10
j.	GENERAL ATLANTIC	166	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets

Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$2,340	1.50%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG Home Loan 2 LLC	$425	0.30
b.	Carlyle Alternative Opportunities Fund L.P.	348	0.20
c.	Carlyle Credit Opportunities Fund II L.P.	271	0.20

Ten largest fund managers:

	Fund Manager	Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,443	$1,443	$—
b.	AIG Global Real Estate Investment Corp	774	—	774
c.	AIG Home Loan	425	425	—
d.	Silver (BREDS)	244	—	244
e.	SUNAMERICA INVESTMENT INC.	224	224	—
f.	Think Investments LLC	210	210	—
g.	AIG DECO Fund II LP	191	191	—
h.	AIG Commercial Real Estate Lending Holdings LLC	169	—	169
i.	Project Jermyn USD	166	—	166
j.	GENERAL ATLANTIC	166	166	—

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DNK	309	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555233, DEU	302	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	290	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002930, CA	273	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	253	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555239, DEU	248	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	241	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002917, NY	232	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,949	1.30%
b.	Mortgage loans over 90 days past due	11	—
c.	Mortgage loans in the process of foreclosure	159	0.10
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	476	0.30

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$—	— %	$385	0.30%	$—	— %
b.	91% to 95%	—	—	244	0.20	—	—
c.	81% to 90%	1	—	728	0.50	—	—
d.	71% to 80%	—	—	2,307	1.50	—	—
e.	below 70%	2,483	1.60	18,983	12.50	—	—

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter

		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount

a.	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$1,886	$1,947	$—
b.	Repurchase agreements	1,933	1.30	217	225	236
c.	Reverse repurchase agreements	—	—	—	—	—
d.	Dollar repurchase agreements	—	—	—	—	—
e.	Dollar reverse repurchase agreements	—	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES - (continued)

DECEMBER 31, 2022

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	Hedging	$—	— %	$ —	— %
b.	Income generation	—	—	—	—
c.	Other	—	—	—	—

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$706	0.50%	$ 786	$ 739	$ 721
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Hedging	$142	0.10%	$113	$93	$88
b.	Income generation	—	—	—	—	—
c.	Replications	—	—	—	—	—
d.	Other	—	—	—	—	—

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2022

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,314	0.9%	$1,314	$—	$1,314	0.9%
All other governments	2,629	1.8	2,629	—	2,629	1.8
U.S. states, territories and possessions, etc. guaranteed	268	0.2	268	—	268	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	332	0.2	332	—	332	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	6,159	4.2	6,159	—	6,159	4.2
Industrial and miscellaneous	93,378	63.6	93,378	—	93,378	63.6
Hybrid securities	435	0.3	435	—	435	0.3
Parent, subsidiaries and affiliates	360	0.3	360	—	360	0.3
SVO identified funds	—	—	—	—	—	—
Unaffiliated Bank loans	3,580	2.4	3,580	—	3,580	2.4
Total long-term bonds	$108,455	73.9	$108,455	$—	$108,455	73.9
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$93	0.1	$93	$—	$93	0.1
Parent, subsidiaries and affiliates	—	—	—	—	—	—
Total preferred stocks	$93	0.1	$93	$—	$93	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$9	—	$9	$—	$9	—
Industrial and miscellaneous Other (Unaffiliated)	165	0.1	165	—	165	0.1
Parent, subsidiaries and affiliates Publicly traded	678	0.5	678	—	678	0.5
Parent, subsidiaries and affiliates Other	80	0.1	76	—	76	0.1
Mutual funds	—	—	—	—	—	—
Total common stocks	$932	0.6	$928	$—	$928	0.6
Mortgage loans:
Farm mortgages	$—	—	$—	$—	$—	—
Residential mortgages	2,484	1.7	2,484	—	2,484	1.7
Commercial mortgages	22,340	15.2	22,340	—	22,340	15.2
Mezzanine real estate loans	601	0.4	601	—	601	0.4
Total valuation allowance	(294)	(0.2)	(294)	—	(294)	(0.2)
Total mortgage loans	$25,131	17.1	$25,131	$—	$25,131	17.1
Real estate:
Properties occupied by company	$6	—	$6	$—	$6	—
Properties held for production of income	3	—	3	—	3	—
Properties held for sale	—	—	—	—	—	—
Total real estate	$9	—	$9	$—	$9	—
Cash, cash equivalents and short-term investments:
Cash	$(194)	(0.1)	$(194)	$—	$(194)	(0.1)
Cash equivalents	758	0.5	758	—	758	0.5
Short-term investments	387	0.3	387	—	387	0.3
Total cash, cash equivalents and short-term investments	$951	0.7	$951	$—	$951	0.7
Contract loans	$1,159	0.8	$1,138	$—	$1,138	0.8
Derivatives	466	0.3	466	—	466	0.3
Other invested assets	7,877	5.4	7,866	—	7,866	5.4
Receivables for securities	73	0.1	73	—	73	0.1
Securities Lending	—	—	—	—	—	—
Other invested assets	1,661	1.1	1,661	—	1,661	1.1
Total invested assets	$146,807	100.0%	$146,771	$—	$146,771	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             __________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:             __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		No

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES - (continued)

DECEMBER 31, 2022

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: